Exhibit 5.1

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                             IMPAC CMB TRUST 1998-C1
                                   Owner Trust



                           MIDLAND LOAN SERVICES, INC.
                     as Master Servicer and Special Servicer



                              LASALLE NATIONAL BANK
                              as Indenture Trustee

                                       and

                               ABN AMRO BANK N.V.
                                 as Fiscal Agent

                             ----------------------

                               SERVICING AGREEMENT
                           Dated as of August 1, 1998
                             ----------------------



                             IMPAC CMB TRUST 1998-C1
                          Collateralized Mortgage Bonds





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                                TABLE OF CONTENTS

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PRELIMINARY STATEMENT


ARTICLE I

         DEFINITIONS

         Section 1.01.     Defined Terms..........................................................................2
         Section 1.02.     Other Definitional Provisions.........................................................24
         Section 1.03.     Certain Calculations in Respect of the Mortgage Loans.................................25
         Section 1.04.     Interest Calculations.................................................................26
         Section 1.05.     Cross-Collateralized Mortgage Loans...................................................26
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
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ARTICLE II

         REPRESENTATIONS AND WARRANTIES; RECORDINGS AND FILINGS; BOOKS
         AND RECORDS; DEFECT, BREACH, CURE, REPURCHASE AND SUBSTITUTION

         Section 2.01.     Representations and Warranties of the Master Servicer and
                           Special Servicer......................................................................27
         Section 2.02.     Representations and Warranties of the Owner Trust.....................................28
         Section 2.03.     Recordings and Filings; Books and Records; Document Defects...........................29
         Section 2.04.     Repurchase or Substitution of Mortgage Loans for Document Defects and
                           Breaches of Representations and Warranties............................................31
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
ARTICLE III

         ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

         Section 3.01.     Administration of the Mortgage Loans..................................................34
         Section 3.02.     Collection of Mortgage Loan ..........................................................35
         Section 3.03.     Collection of Taxes, Assessments and Similar Items; Servicing Accounts;
                           Reserve Accounts......................................................................35
         Section 3.04.     Collection Account....................................................................37
         Section 3.05.     Permitted Withdrawals From the Collection Account.....................................39
         Section 3.06.     Investment of Funds in the Collection Account and the
                           REO Account...........................................................................42
         Section 3.07.     Maintenance of Insurance Policies; Errors and Omissions and Fidelity
                           Coverage..............................................................................43
         Section 3.08.     Enforcement of Alienation Clauses; Assumption Agreements..............................45
         Section 3.09.     Realization Upon Defaulted Mortgage Loans.............................................47
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                                        i

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
         Section 3.10.     Owner Trust and Indenture Trustee to Cooperate; Release of Mortgage
                           Loan Files............................................................................49
         Section 3.11.     Servicing Compensation; Interest on Servicing Advances................................50
         Section 3.12.     Property Inspections; Collection of Financial Statements; Delivery of
                           Certain Reports.......................................................................53
         Section 3.13.     Annual Statement as to Compliance.....................................................54
         Section 3.14.     Reports by Independent Public Accountants.............................................54
         Section 3.15.     Access to Certain Information.........................................................55
         Section 3.16.     Title to REO Property; REO Account....................................................55
         Section 3.17.     Management of REO Property............................................................56
         Section 3.18.     Sale of Mortgage Loans and REO Properties.............................................59
         Section 3.19.     Additional Obligations of Master Servicer and Special Servicer........................62
         Section 3.20.     Modifications, Waivers, Amendments and Consents.......................................64
         Section 3.21.     Transfer of Servicing Between Master Servicer and Special Servicer;
                           Record Keeping........................................................................67
         Section 3.22.     Asset Strategy Reports................................................................68
         Section 3.23.     Directing Bondholder..................................................................70
         Section 3.24.     Sub-Servicing Agreements..............................................................71
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ARTICLE IV

         REPORTS; P&I ADVANCES
         Section 4.01.     Reports to the Owner Trustee and the Indenture Trustee................................74
         Section 4.02.     P&I Advances..........................................................................74
         Section 4.03.     Use of Agents.........................................................................76
         Section 4.04.     Exchange Act Reporting................................................................76
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
ARTICLE V

         THE MASTER SERVICER AND THE SPECIAL SERVICER

         Section 5.01.     Liability of the Master Servicer......................................................77
         Section 5.02.     Merger, Consolidation or Conversion of the Master Servicer and the
                           Special Servicer......................................................................77
         Section 5.03.     Indemnity.............................................................................78
         Section 5.04.     Master Servicer and Special Servicer Not to Resign....................................79
         Section 5.05.     Rights of Certain Persons in Respect of the Master Servicer and
                           the Special Servicer..................................................................79
         Section 5.06.     Designation of Master Servicer and Special Servicer by the
                           Controlling Class.....................................................................80
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                                       ii

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
         Section 5.07.     Master Servicer or Special Servicer as Owner of Bonds
                           and Certificates......................................................................81
         Section 5.08      Limitation on Liability of the Master Servicer and of the
                           Special Servicer......................................................................82
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

ARTICLE VI

         DEFAULT

         Section 6.01.     Servicing Events of Default...........................................................83
         Section 6.02.     Indenture Trustee to Act; Appointment of Successor....................................86
         Section 6.03.     Waiver of Servicing Events of Default.................................................87
         Section 6.04.     Additional Remedies of the Owner Trust and the Indenture
                           Trustee upon a Servicing Event of Default.............................................87
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ARTICLE VII

         CONCERNING THE FISCAL AGENT

         Section 7.01.     Duties of the Fiscal Agent............................................................89
         Section 7.02.     Fiscal Agent May Own Bonds and Certificates...........................................89
         Section 7.03.     Fees and Expenses of Fiscal Agent; Indemnification of
                           Fiscal Agent..........................................................................89
         Section 7.04.     Resignation and Removal of Fiscal Agent...............................................90
         Section 7.05.     Successor Fiscal Agent................................................................91
         Section 7.06.     Merger or Consolidation of Fiscal Agent...............................................91


ARTICLE VIII

         TERMINATION

         Section 8.01.     Termination Upon Repurchase or Liquidation of All Mortgage Loans or
                           Discharge of Indenture................................................................92
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
ARTICLE IX

         MISCELLANEOUS PROVISIONS

         Section 9.01.     Amendment.............................................................................94
         Section 9.02.     Recordation of Agreement; Counterparts................................................94
         Section 9.03.     GOVERNING LAW.........................................................................94
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
         Section 9.04.     Notices...............................................................................94
         Section 9.05.     Severability of Provisions............................................................95
         Section 9.06.     Effect of Headings and Table of Contents..............................................95
         Section 9.07.     Notices to Rating Agencies and Others.................................................95
         Section 9.08.     Successors and Assigns; Beneficiaries.................................................96
         Section 9.09.     Complete Agreement....................................................................97

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                                       iv

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         EXHIBITS

         EXHIBIT A-1       MORTGAGE LOAN SCHEDULE FOR SUB-POOL 1
         EXHIBIT A-2       MORTGAGE LOAN SCHEDULE FOR SUB-POOL 2
         EXHIBIT B-1       FORM OF MASTER SERVICER REQUEST FOR RELEASE
         EXHIBIT B-2       FORM OF SPECIAL SERVICER REQUEST FOR RELEASE
         EXHIBIT C-1       FORM OF DETERMINATION DATE REPORT
         EXHIBIT C-2       FORM OF SPECIAL SERVICER REPORT
         EXHIBIT C-3       FORM OF OPERATING STATEMENT ANALYSIS
         EXHIBIT D-1       FORM OF NOTICE AND ACKNOWLEDGMENT
                           CONCERNING REPLACEMENT OF MASTER SERVICER OR
                           SPECIAL SERVICER
         EXHIBIT D-2       FORM OF ACKNOWLEDGMENT OF PROPOSED
                           SPECIAL SERVICER
         EXHIBIT E         FORM OF LIMITED POWER OF ATTORNEY
         EXHIBIT F         FORM OF ACKNOWLEDGMENT OF RESTRICTIONS ON
                           USE OF ASSET STRATEGY REPORT




                                        v

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                  This SERVICING AGREEMENT, dated as of August 1, 1998 (this
"Agreement"), is made among the IMPAC CMB Trust 1998-C1, as owner (the "Owner
Trust"), Midland Loan Services, Inc., as master servicer and special servicer
(together with its successors in such capacities, the "Master Servicer" and
"Special Servicer," respectively), LaSalle National Bank, as indenture trustee
(together with its successors in such capacity, the "Indenture Trustee") and ABN
AMRO Bank N.V., as fiscal agent (together with its successors in such capacity, the "Fiscal Agent").



                              PRELIMINARY STATEMENT

                  The Mortgage Loans will be transferred to the Owner Trust on the Closing Date on behalf of the holders of the Owner Trust Certificates issued under the Owner Trust Agreement (each as defined herein), and upon such transfer, the Owner Trust will grant a first priority security interest in its right, title and interest in and to the Mortgage Loans, perfected under the Uniform Commercial Code, to the Indenture Trustee as security for the indebtedness evidenced by the Bonds issued under the Indenture (each as defined herein). The Mortgage Loans will be serviced by Midland on behalf of the Owner
Trust. Accordingly, the Owner Trust Agreement and the Indenture require that the Owner Trust and the Indenture Trustee, respectively, execute and deliver this Agreement to provide for Midland to service the Mortgage Loans in accordance with this Agreement as Master Servicer and Special Servicer hereunder.







                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.01.     Defined Terms.

                  Whenever used in this Agreement, including in the Preliminary Statement, the words and phrases set forth below, unless the context otherwise requires, shall have the meanings specified in this Section 1.01. Capitalized terms used in this Agreement, including the Preliminary Statement, and not defined herein, unless the context otherwise requires, shall have the respective meanings specified in Section 1.01 of the Indenture or, to the extent not defined therein, Article I of the Owner Trust Agreement (each as defined below).

                  "Administrative Expenses": The Indenture Trustee Fees, the Owner Trustee Fees, the Management Fees, the Master Servicing Fees and the fees of the Rating Agencies with respect to the Bonds (as specified by the Company).

                  "Advance":  Any P&I Advance or Servicing Advance.

                  "Advance Interest": Interest accrued on any Advance at the Reimbursement Rate and payable to the Master Servicer, the Special Servicer, the Indenture Trustee or the Fiscal Agent, as the case may be, all in accordance with Section 3.11(e) or Section 4.02(d), as applicable.

                  "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agreement": This Servicing Agreement and all amendments hereof and supplements hereto.

                  "Appraisal": With respect to any Mortgaged Property or REO Property as to which an appraisal is required to be performed pursuant to the terms of this Agreement, either: (i) a narrative appraisal complying with USPAP conducted by a Qualified Appraiser in the case of Mortgage Loans and REO Loans with a Stated Principal Balance as of the date of such appraisal of greater than $1,000,000; or (ii) a limited appraisal and a summary report of the "market value" of the Mortgaged Property, as defined in 12 CFR ss.225.62(g), conducted by a Qualified Appraiser in the case of Mortgage Loans and REO Loans with a Stated Principal Balance as of the date of such appraisal of $1,000,000 or less.

                  "Appraisal Reduction Amount": With respect to any Required Appraisal Loan, an amount equal to the excess, if any, of (a) as calculated on the Determination Date immediately

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following the date on which the most recent relevant Appraisal was obtained by the Special Servicer pursuant to this Agreement, the sum of (i) the Stated Principal Balance of such Required Appraisal Loan, (ii) to the extent not previously advanced by or on behalf of the Master Servicer or the Indenture Trustee, all accrued and unpaid interest on such Required Appraisal Loan through the most recent Due Date prior to such Determination Date at a per annum rate equal to the related Net Mortgage Rate, (iii) all accrued but unpaid Master Servicing Fees and Special Servicing Fees in respect of such Required Appraisal Loan, (iv) all related unreimbursed Advances made by or on behalf of the Master Servicer, the Special Servicer or the Indenture Trustee in respect of such Required Appraisal Loan, together with all unpaid Advance Interest accrued on such Advances, and (v) all currently due but unpaid real estate taxes and assessments, insurance premiums, and if applicable, ground rents in respect of the related Mortgaged Property or REO Property, net of any Escrow Payments or other reserves held by the Master Servicer or the Special Servicer with respect to any such item, over (b) 90% of an amount equal to (i) the Appraised Value of the related Mortgaged Property or REO Property, as applicable, as determined by such Appraisal, net of (ii) the amount of any liens on such property (not accounted for in clause (a)(v) of this definition) that are prior to the lien of the Required Appraisal Loan.

                  "Appraised Value": With respect to each Mortgaged Property or REO Property, the appraised value thereof (as is) based upon the most recent Appraisal obtained pursuant to this Agreement but in no event based upon an Appraisal more than 12 months old.

                  "Asset Strategy Report":  The report prepared pursuant to
Section 3.22(a).

                  "Assignment of Leases": With respect to any Mortgaged Property, any assignment of leases, rents and profits or similar document or instrument executed by the Borrower in connection with the origination or subsequent modification or amendment of the related Mortgage Loan.

                  "Balloon Mortgage Loan": Any Mortgage Loan that by its original terms or by virtue of any modification entered into as of the Closing Date provides for an amortization schedule extending beyond its Stated Maturity Date and as to which, in accordance with such terms, the Scheduled Payment due on its Stated Maturity Date is larger than the Scheduled Payment due on the Due Date immediately preceding its Stated Maturity Date.

                  "Balloon Payment": With respect to any Balloon Mortgage Loan as of any date of determination, the Scheduled Payment payable on the Stated Maturity Date of such Mortgage Loan.

                  "Bankruptcy Code": The federal Bankruptcy Code of 1978, Title 11 of the United States Code, as amended from time to time.

                  "Bonds": The IMPAC CMB Trust 1998-C1 Collateralized Mortgage Bonds issued pursuant to the Indenture and secured by a first priority security interest, perfected under the Uniform Commercial Code, in the Trust Estate.

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                  "Borrower": The obligor or obligors on a Mortgage Note,
including any Person that has acquired the related Mortgaged Property and assumed the obligations of the original obligor under the Mortgage Note.

                  "Borrower Group": The Borrowers with respect to any group of Mortgage Loans that are cross-defaulted, cross-collateralized or both.

                  "Breach": As defined in Section 2.04(a).

                  "Business Day": Any day other than a Saturday, a Sunday or a day on which banking institutions are authorized or obligated by law or executive order to remain closed in Kansas City, Missouri, New York, New York, Chicago, Illinois, Wilmington, Delaware, or any other city in which is located the Primary Servicing Office of the Master Servicer or the Special Servicer or the Corporate Trust Office of the Owner Trustee or the Indenture Trustee.

                  "CERCLA": The Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time.

                  "Class": Collectively, all of the Bonds or Owner Trust Certificates bearing the same alphabetical and, if applicable, numerical designation.

                  "Closing Date": August 26, 1998.

                  "Code": The Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated by the United States Treasury thereunder.

                  "Collection Account": The segregated account or accounts created and maintained by the Master Servicer pursuant to Section 3.04(a) on behalf of the Indenture Trustee, which shall be entitled "Midland Loan Services, Inc., as Master Servicer for the IMPAC CMB Trust 1998-C1."

                  "Collection Period": With respect to any Payment Date, the period commencing immediately following the Determination Date for the preceding Payment Date (or, in the case of the initial Payment Date, commencing immediately following the Cut-off Date) and ending on and including the related Determination Date.

                  "Company": IMH Assets Corp., a Delaware corporation, in its capacity as depositor under the Owner Trust Agreement, or its successor in interest.

                  "Control Person": With respect to any Person, anyone that constitutes a "controlling person" of such Person within the meaning of the Securities Act of 1933.

                  "Controlling Class": As of any date of determination, the most subordinate of the Owner Trust Certificates and the Classes of Bonds then outstanding as to which the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans over the aggregate Bond Principal

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Balance of any Classes of Bonds with a higher Payment Priority is not less than
25% of the aggregate initial Bond Principal Balance or Certificate Principal Balance thereof.

                  "Corporate Trust Office": The principal corporate trust office of the Owner Trustee or the Indenture Trustee (as the context requires) at which at any particular time its corporate trust business with respect to the Owner Trust Certificates and the Bonds, respectively, shall be administered, which office at the Closing Date is located at (i) in the case of the Owner Trustee, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001,
Attention: Corporate Trust Administration, IMPAC CMB Trust 1998-C1, and (ii) in the case of the Indenture Trustee, 135 South LaSalle Street, Chicago, Illinois 60674-4107, Attention: Asset-Backed Securities Trust Services Group - IMPAC CMB Trust 1998-C1.

                  "Corrected Mortgage Loan": Any Mortgage Loan that had been a Specially Serviced Mortgage Loan but has ceased to be such in accordance with the definition of such term below (other than by reason of a Liquidation Event occurring in respect of such Mortgage Loan or the related Mortgaged Property becoming an REO Property, as the case may be).

                  "CSSA": The Commercial Real Estate Secondary Market and Securitization Association, or any association or organization that is a successor thereto.

                  "Cut-off Date": August 1, 1998.

                  "Cut-off Date Balance": With respect to any Mortgage Loan, the outstanding principal balance of such Mortgage Loan as of the Cut-off Date, after application of all payments of principal due on or before such date, whether or not received.

                  "Debt Service Coverage Ratio": With respect to any Mortgage Loan, the net operating income for the related Mortgaged Property divided by the annual debt service for such Mortgage Loan.

                  "Default Interest": With respect to any Mortgage Loan (or successor REO Loan), any amounts collected thereon that represent penalty interest in excess of interest on the principal balance of such Mortgage Loan (or successor REO Loan) accrued at the related Mortgage Rate.

                  "Defaulted Mortgage Loan": A Mortgage Loan (i) that is delinquent in an amount equal to at least two Monthly Payments (not including the Balloon Payment), such delinquency to be determined without regard to any acceleration of payments under any related Mortgage or Mortgage Note, or (ii) as to which the Special Servicer has, by written notice to the related Borrower, accelerated the maturity of the indebtedness evidenced by the related Mortgage Note.

                  "Deleted Mortgage Loan": A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

                  "Determination Date": With respect to any Payment Date, the 13th day of the month in which such Payment Date occurs, or if such 13th day is not a Business Day, the Business Day immediately succeeding such 13th day.

                  "Determination Date Report": As defined in Section 4.01(a).

                  "Directing Bondholder": The Bondholder selected by the holders of a majority of the Controlling Class, as certified by the Indenture Trustee from time to time; provided, that, absent such selection, or (i) until a Directing Bondholder is so selected, or (ii) upon receipt of notice from a majority of the Controlling Class that a Directing Bondholder is no longer so designated, the Bondholder(s) which owns the largest aggregate Bond Principal Balance or Class Principal Balance, as applicable, of the Controlling Class shall be the Directing Bondholder.

                  "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by the Owner Trust other than through an Independent Contractor; provided, however, that the Owner Trust (or the Special Servicer or any Sub-Servicer on behalf of the Owner Trust) shall not be considered to Directly Operate an REO Property solely because the Owner Trust (or the Special Servicer or any Sub-Servicer on behalf of the Owner Trust) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance or makes decisions as to repairs or capital expenditures with respect to such REO Property.

                  "Document Defect": As defined in Section 2.03(c).

                  "Due Date": With respect to any Mortgage Loan (and any successor REO Loan), the day of the month set forth in the related Mortgage Note on which each Monthly Payment on such Mortgage Loan is scheduled to be due.

                  "Eligible Account": As defined in Section 1.01 of the
Indenture.

                  "Emergency Advance:" Any Servicing Advance that must be made within five Business Days in order to avoid any penalty, any material harm to a Mortgaged Property or any other material adverse consequence to the Trust Estate.

                  "Escrow Payment": Any payment received by the Master Servicer or the Special Servicer for the account of any Borrower for application toward the payment of real estate taxes, assessments, insurance premiums, ground rents (if applicable) and similar items in respect of the related Mortgaged Property.

                  "Exchange Act": The Securities Exchange Act of 1934, as amended, and the rules, regulations and published interpretations of the Securities and Exchange Commission thereunder and from time to time.

                  "Extraordinary Expense": Any expense experienced with respect to the Owner Trust that would result in the holders of the Bonds and the Owner Trust Certificates, collectively, receiving less than the full amount of principal and interest to which they are entitled on any Payment Date, including any Special Servicing Fees, any Workout Fees and, in accordance with Section 4.02(d), interest on Advances payable to the Master Servicer, Special Servicer, the Indenture Trustee or the Fiscal Agent as well as any of the expenses of the Owner Trust that may be withdrawn pursuant to any of clauses (xii) and (xiii) of
Section 3.05 out of general collections on the Mortgage Loans and any REO Properties on deposit in the Collection Account.

                  "Final Recovery Determination": A determination by the Special Servicer with respect to any defaulted Mortgage Loan or REO Property (other than a Mortgage Loan or an REO Property, as the case may be, purchased by the Master Servicer or the Special Servicer pursuant to Section 3.18(b), by the Majority Holder of the Controlling Class pursuant to Section 3.18(c) or pursuant to
Section 8.01) that there has been a recovery of all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries that the Special Servicer has determined, in accordance with the Servicing Standard, will be ultimately recoverable.

                  "Fiscal Agent": ABN AMRO Bank N.V., a Netherlands banking corporation, in its capacity as fiscal agent under this Agreement, or its successor in interest or any successor fiscal agent appointed as herein provided.

                  "Hazardous Materials": Any dangerous, toxic or hazardous pollutants, chemicals, wastes, or substances, including those so identified pursuant to CERCLA or any other federal, state or local environmental related laws and regulations now existing or hereafter enacted, and specifically including asbestos and asbestos-containing materials, polychlorinated biphenyls ("PCBs"), radon gas, petroleum and petroleum products, urea formaldehyde and any substances classified as being "in inventory", "usable work in process" or similar classification which would, if classified as unusable, be included in the foregoing definition.

                  "Indenture": The Indenture, dated as of August 1, 1998, between the Owner Trust and the Indenture Trustee relating to the issuance of the Bonds.

                  "Indenture Trustee": LaSalle National Bank, a national banking association, in its capacity as indenture trustee under the Indenture, or its successor in interest or any successor indenture trustee appointed as provided in the Indenture.

                  "Indenture Trustee Fee": With respect to each Mortgage Loan and REO Loan, a monthly fee payable from the Collection Account pursuant to
Section 3.05 on each Master Servicer Remittance Date and accruing thereon at the Indenture Trustee Fee Rate as provided in Section 1.04.

                  "Indenture Trustee Fee Rate": With respect to each Mortgage Loan and REO Loan, a fixed percentage rate equal to 0.0065% per annum.

                  "Independent": When used with respect to any specified Person, any such Person who (i) is in fact independent of the Company, the Manager, the Owner Trust, the Owner Trustee, the Indenture Trustee, the Fiscal Agent, the Master Servicer, the Special Servicer and any and all of their respective Affiliates, (ii) does not have any direct financial interest in or any material indirect financial interest in any of the Company, the Manager, the Owner Trust, the Owner Trustee, the Indenture Trustee, the Fiscal Agent, the Master Servicer, the Special Servicer or any of their respective Affiliates, and (iii) is not connected with the Company, the Manager, the Owner Trust, the Owner Trustee, the Indenture Trustee, the Fiscal Agent, the Master Servicer, the Special Servicer or any of their respective Affiliates as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Company, the Manager, the Owner Trust, the Owner Trustee, the Indenture Trustee, the Fiscal Agent, the Master Servicer, the Special Servicer or any of their respective Affiliates merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Company, the Manager, the Owner Trust, the Owner Trustee, the Indenture Trustee, the Fiscal Agent, the Master Servicer, the Special Servicer or any of their respective Affiliates, as the case may be.

                  "Independent Contractor": Any Person that would be an "independent contractor" with respect to the Owner Trust within the meaning of
Section 856(d)(3) of the Code if the Owner Trust were a real estate investment trust (except that the ownership test set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35% or more of any Class of Bonds or Owner Trust Certificates, or such other interest in any Class of Bonds or Owner Trust Certificates as is set forth in an Opinion of Counsel, which shall not be an expense of the Owner Trust, delivered to the Owner Trustee and the Indenture Trustee), so long as the Owner Trust does not receive or derive any income from such Person and provided that the relationship between such Person and the Owner Trust is at arm's length, all within the meaning of Treasury regulation Section 1.856-4(b)(5), or any other Person upon receipt of an Opinion of Counsel by the Owner Trustee and the Indenture Trustee (which shall not be an expense of the Owner Trust, the Owner Trustee or the Indenture Trustee) to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code, or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

                  "Insurance Policy": With respect to any Mortgage Loan or REO Property, any hazard insurance policy, flood insurance policy, title policy, environmental policy or other insurance policy that is maintained from time to time in respect of such Mortgage Loan (or the related Mortgaged Property) or such REO Property, as the case may be.

                  "Insurance Proceeds": Proceeds paid under any Insurance Policy, to the extent such proceeds are not applied to the restoration, repair or remediation of the related Mortgaged Property or released to the Borrower, in either case, in accordance with the Servicing Standard.

                  "Interest Accrual Period": With respect to each Due Date related to any Mortgage Loan (and any successor REO Loan), the period during which interest due on such Due Date accrues.

                  "Interested Person": The Company, the Manager, the Master Servicer, the Special Servicer, the Seller, any Holder of Bonds or Owner Trust Certificates or an Affiliate of any such Person.

                  "Investment Account": As defined in Section 3.06(a).

                  "Late Collections": With respect to any Mortgage Loan, all amounts received thereon during any Collection Period, whether as payments, Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late collections of the principal or interest portions of a Monthly Payment or an Assumed Scheduled Payment in respect of such Mortgage Loan due or deemed due on a Due Date in a previous Collection Period, or on a Due Date coinciding with or preceding the Cut-off Date, and not previously recovered. With respect to any REO Loan, all amounts received in connection with the related REO Property during any Collection Period, whether as Insurance Proceeds, Liquidation Proceeds, REO Revenues or otherwise, which represent late collections of the principal or interest portions of a Monthly Payment or an Assumed Scheduled Payment in respect of the predecessor Mortgage Loan or of an Assumed Scheduled Payment in respect of such REO Loan due or deemed due on a Due Date in a previous Collection Period and not previously recovered.

                  "Liquidation Event": With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made with respect to such Mortgage Loan; (iii) such Mortgage Loan is repurchased by the Seller pursuant to the Loan Sale Agreement; or (iv) such Mortgage Loan is purchased by the Master Servicer or the Special Servicer pursuant to Section 3.18(b), by the Majority Holder of the Controlling Class pursuant to Section 3.18(c) or pursuant to Section 8.01. With respect to any REO Property (and the related REO Loan), any of the following events: (i) a Final Recovery Determination is made with respect to such REO Loan or (ii) such REO Property is purchased pursuant to Section 8.01.

                  "Liquidation Fee": With respect to each Specially Serviced Mortgage Loan or REO Property (other than any Specially Serviced Mortgage Loan or REO Property that is purchased or otherwise removed from the Trust Estate pursuant to or as contemplated by Section 3.18(b), Section 3.18(c) or Section
8.01 or that is purchased by the Seller pursuant to the Loan Sale Agreement), the fee designated as such and payable to the Special Servicer pursuant to the third paragraph of Section 3.11(c).

                  "Liquidation Fee Rate": With respect to each Specially Serviced Mortgage Loan or REO Property as to which a Liquidation Fee is payable, 1.00%.

                  "Liquidation Proceeds": All cash amounts (other than Insurance Proceeds and REO Revenues) received by the Master Servicer or the Special Servicer in connection with: (i) the taking of all or a part of any Mortgaged Property by exercise of the power of eminent domain or condemnation, to the extent such amounts are not applied to the restoration of the related Mortgaged Property or released to the related Borrower, in either case, in accordance with the Servicing Standard; (ii) the liquidation of any Mortgaged Property or other collateral constituting security for a defaulted Mortgage Loan, through trustee's sale, foreclosure sale, REO Disposition or otherwise, exclusive of any portion thereof required to be released to the related Borrower in accordance with applicable law and the terms and conditions of the related Mortgage Note or Mortgage; (iii) the realization upon any deficiency judgment obtained against a Borrower; (iv) the purchase of a Mortgage Loan by the Master Servicer or the Special Servicer pursuant to Section 3.18(b), by the Majority Holder of the Controlling Class pursuant to Section 3.18(c) or any other sale thereof pursuant to Section 3.18(d); (v) the purchase or substitution of a Mortgage Loan by the Seller pursuant to the Loan Sale Agreement; or (vi) the purchase of the Mortgage Loans and REO Properties pursuant to Section 8.01.

                  "Loan Sale Agreement": The Loan Sale Agreement, dated as of August 1, 1998, between the Seller and Impac Commercial Assets Corp. relating to the transfer of the Mortgage Loans.

                  "MAI": A designation signifying that the designee is a Member of the Appraisal Institute.

                  "Majority Holder": With respect to any specified Class or Classes of Owner Trust Certificates or Bonds, as of any date of determination, any single Holder of more than 50% of such Class or Classes, as the case may be, and in the case of the Owner Trust Certificates, without regard to any Owner Trust Certificates which do not have a principal balance.

                  "Management Agreement": The Management Agreement, dated as of August 1, 1998, between the Owner Trust and the Manager relating to the performance by the Manager of certain administrative services for the Owner Trust and the Owner Trustee.

                  "Management Fee": With respect to each Mortgage Loan and REO Loan, a monthly fee payable from the Collection Account pursuant to Section 3.05 on each Master Servicer Remittance Date and accruing at the Management Fee Rate as provided in Section 1.04.

                  "Management Fee Rate": With respect to each Mortgage Loan and REO Loan, a fixed percentage rate equal to 0.005% per annum.

                  "Manager": Impac Commercial Holdings, Inc., in its capacity as manager under the Management Agreement, or any successor manager appointed as provided in the Management Agreement.

                  "Master Servicer": Midland, in its capacity as master servicer under this Agreement, or any successor master servicer appointed as herein provided.

                  "Master Servicer Remittance Amount": With respect to any Master Servicer Remittance Date, an amount equal to (a) the aggregate of all amounts on deposit in the Collection

Account as of the commencement of business on such Master Servicer Remittance Date and all P&I Advances and Liquidation Proceeds required to be deposited in the Collection Account on such Master Servicer Remittance Date pursuant to
Section 4.02 or Section 8.01, net of (b) any portion of the amounts described in clause (a) of this definition that represents one or more of the following: (i) collected Monthly Payments that are due on a Due Date following the end of the related Collection Period, (ii) any payments of principal (including, without limitation, Principal Prepayments) and interest, Liquidation Proceeds and Insurance Proceeds received after the end of the related Collection Period,
(iii) any amounts payable or reimbursable to any Person from the Collection Account pursuant to clauses (ii) through (xvi) of Section 3.05(a) and (iv) any amounts deposited in the Collection Account in error.

                  "Master Servicer Remittance Date": The first Business Day preceding each Payment Date.

                  "Master Servicing Fee": With respect to each Mortgage Loan and REO Loan, the fee payable to the Master Servicer pursuant to Section 3.11(a).

                  "Master Servicing Fee Rate": With respect to each Mortgage Loan and REO Loan in the Mortgage Pool, the fixed percentage rate set forth on the Mortgage Loan Schedule.

                  "Midland": Midland Loan Services, Inc., a Delaware corporation, or its successor in interest.

                  "Modified Mortgage Loan": Any Mortgage Loan as to which any Servicing Transfer Event has occurred and which has been modified by the Special Servicer pursuant to Section 3.20 in a manner that:

                  (A) affects the amount or timing of any payment of principal or interest due thereon (other than, or in addition to, bringing current Monthly Payments with respect to such Mortgage Loan);

                  (B) except as expressly contemplated by the related Mortgage, results in a release of the lien of the Mortgage on any material portion of the related Mortgaged Property without a corresponding Principal Prepayment in an amount not less than the fair market value (as is), as determined by an Appraisal delivered to the Special Servicer (at the expense of the related Borrower and upon which the Special Servicer may conclusively rely) of the property to be released; or

                  (C) in the reasonable good faith judgment of the Special Servicer, otherwise materially impairs the security for such Mortgage Loan or reduces the likelihood of timely payment of amounts due thereon.

                  "Monthly Payment": With respect to any Mortgage Loan as of any Due Date, the scheduled monthly payment of principal and interest for the related Interest Accrual Period at the Mortgage Rate on such Mortgage Loan that is actually payable by the related Borrower from time to time under the terms of the related Mortgage Note, as such scheduled monthly payment may be changed or modified in connection with a bankruptcy or similar proceeding involving the related Borrower or by reason of a modification, waiver or amendment granted or agreed to by the Special Servicer pursuant to Section 3.20.

                  "Moody's": Moody's Investors Service, Inc., a nationally recognized statistical rating organization under the federal securities laws.

                  "Mortgage": With respect to any Mortgage Loan, the mortgage, deed of trust, deed to secure debt or similar document that secures, in whole or in part, the related Mortgage Note and creates a lien on the related Mortgaged Property.

                  "Mortgage Loan": Each of the mortgage loans listed on the Mortgage Loan Schedule and from time to time held in the Trust Estate. As used herein, the term "Mortgage Loan" includes the related Mortgage Note, Mortgage and other documents contained in the related Mortgage Loan File.

                  "Mortgage Loan File": As defined in Section 1.01 of the Indenture.

                  "Mortgage Loan Schedule": The list of Mortgage Loans attached hereto as Exhibit A-1 with respect to Sub-Pool 1 and Exhibit A-2 with respect to Sub-Pool 2. Such list shall set forth the following information with respect to each Mortgage Loan in the Mortgage Pool:

       (i)        the related Loan number;

      (ii)        property name;

     (iii) the street address (including city, state and zip code) of the related Mortgaged Property;

      (iv)        the related Cut-off Date Balance;

       (v) the amount of the related Monthly Payment due as of the cut-off date;

      (vi) the Mortgage Rate, including, for adjustable rate Mortgage Loans, the related index, margin, cap and floor;

     (vii) the (A) remaining term to stated maturity and (B) the Stated Maturity Date;

    (viii)        the remaining amortization term; and

      (ix)        the Master Servicing Fee Rate.

                  "Mortgage Note": The original executed note evidencing the indebtedness of a Borrower under a Mortgage Loan, together with any rider, addendum or amendment thereto, or any renewal, substitution or replacement of such note.

                  "Mortgage Rate": With respect to any Mortgage Loan (and any successor REO Loan), the annualized rate at which interest is scheduled (in the absence of a default) to accrue on such Mortgage Loan from time to time during any Interest Accrual Period in accordance with the related Mortgage Note and applicable law, as such rate may be modified in accordance with Section 3.20 or in connection with a bankruptcy, insolvency or similar proceeding involving the related Borrower.

                  "Mortgaged Property": With respect to any Mortgage Loan, the property subject to the lien of the related Mortgage.

                  "Net Default Interest": With respect to any Mortgage Loan, any Default Interest collected thereon, net of any Advance Interest accrued on Advances made in respect of such Mortgage Loan and reimbursable from such Default Interest in accordance with Section 3.05.

                  "Net Investment Earnings": With respect to any Investment Account for any Collection Period, the amount by which the aggregate of all interest and other income realized during such Collection Period on funds held in such Investment Account, if any, exceeds the aggregate of all losses, if any, incurred during such Collection Period in connection with the investment of such funds in accordance with Section 3.06.

                  "Net Investment Loss": With respect to any Investment Account for any Collection Period, the amount by which the aggregate of all losses incurred during such Collection Period in connection with the investment of funds held in such Investment Account in accordance with Section 3.06, if any, exceeds the aggregate of all interest and other income realized during such Collection Period on such funds.

                  "Net Mortgage Rate": With respect to any Mortgage Loan or REO Loan, as of any date of determination, a rate per annum equal to the related Mortgage Rate as of such date minus the sum of the related Master Servicing Fee Rate, the Indenture Trustee Fee Rate and the
Management Fee Rate.

                  "Net Penalty Charge": With respect to any Mortgage Loan, any Penalty Charges actually collected thereon, net of any portion of Default Interest thereof allocable to pay the Special Servicer any Liquidation Fee or Workout Fee in respect of such Mortgage Loan and further net of any Advance Interest accrued on Advances made in respect of such Mortgage Loan and reimbursable from such Penalty Charges in accordance with Section 3.05(a).

                  "Nonrecoverable Advance": Any Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance.

                  "Nonrecoverable P&I Advance": Any P&I Advance previously made or to be made in respect of any Mortgage Loan or any REO Loan that, as determined by the Master Servicer (or, if applicable, the Indenture Trustee or the Fiscal Agent) in accordance with the Servicing Standard, will not be ultimately recoverable from late payments, Insurance Proceeds or Liquidation Proceeds, or any other recovery on or in respect of such Mortgage Loan or REO Loan.

                  "Nonrecoverable Servicing Advance": Any Servicing Advance previously made or to be made in respect of a Mortgage Loan or REO Property that, as determined by the Master Servicer or the Special Servicer in accordance with the Servicing Standard (or, if applicable, the Indenture Trustee in its good faith judgment) will not be ultimately recoverable from late payments, Insurance Proceeds, Liquidation Proceeds, or any other recovery on or in respect of such Mortgage Loan or REO Property.

                  "Officer's Certificate": A certificate signed by a Servicing Officer of the Master Servicer or the Special Servicer or a Responsible Officer of the Indenture Trustee or the Owner Trustee, as the case may be.

                  "Opinion of Counsel": A written opinion of counsel (which shall be rendered by counsel that is Independent of the Company, the Manager, the Owner Trust, the Owner Trustee, the Indenture Trustee, the Fiscal Agent, the Master Servicer and the Special Servicer) in form and substance reasonably acceptable to and delivered to the addressees thereof.

                  "Owner Trust": The IMPAC CMB Trust 1998-C1, a Delaware business trust established by the Company pursuant to the Owner Trust Agreement.

                  "Owner Trust Agreement": The Owner Trust Agreement, dated as of August 1, 1998, between the Company and the Owner Trustee relating to the issuance of the Owner Trust Certificates.

                  "Owner Trust Certificates": The IMPAC CMB Trust 1998-C1 Owner Trust Certificates issued pursuant to the Owner Trust Agreement and, collectively, representing the entire beneficial ownership interest in the Trust Estate, subject to the lien of the Indenture.

                  "Owner Trustee": Wilmington Trust Company, a Delaware banking corporation, in its capacity as owner trustee under the Owner Trust Agreement, or its successor in interest or any successor owner trustee appointed as provided in the Owner Trust Agreement.

                  "Owner Trustee Fee": An annual fee payable from the Collection Account pursuant to Section 3.05(a) on the Master Servicer Remittance Date in August of each calendar year, commencing in August 1999, in an amount equal to $5,440.00.

                  "P&I Advance": As to any Mortgage Loan or REO Loan, any advance made by the Master Servicer or by the Indenture Trustee or by the Fiscal Agent pursuant to Section 4.02.

                  "Payment Date": The 20th day of any month, or if such 20th day is not a Business Day, the Business Day immediately following such 20th day, commencing in September 1998.

                  "Payment Priority": With respect to any Class of Bonds or Owner Trust Certificates, the priority of the Holders thereof in respect of the Holders of the other Classes of Bonds and Owner Trust Certificates to receive remittances on any Payment Date, as provided in the Indenture and the Owner Trust Agreement.

                  "Penalty Charges": Net Default Interest, late payment charges and/or charges for checks returned for insufficient funds that are paid or payable, as the context may require, in respect of any Mortgage Loan or REO Loan.

                  "Permitted Investments": As defined in Section 1.01 of the Indenture.

                  "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision of any government.

                  "Prepayment Charge": With respect to any Mortgage Loan, any premium, penalty or fee paid or payable, as the context requires, by a Borrower in connection with a Principal Prepayment on, or other early collection of principal of, such Mortgage Loan or any successor REO Loan, to the extent such premium, penalty or fee is expressed as a percentage of the principal amount being prepaid.

                  "Prepayment Interest Excess": With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part after the Due Date in the related Collection Period, any payment of interest (net of the related Master Servicing Fee) actually collected from the related Borrower and intended to cover the period from such Due Date to the date of prepayment.

                  "Prepayment Interest Shortfall": With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part made and applied to such Mortgage Loan prior to the Due Date in the related Collection Period, the amount of interest, to the extent not collected from the related Borrower, that would have accrued at a rate per annum equal to the Mortgage Rate for such Mortgage Loan (net of the Master Servicing Fee) on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on such Due Date.

                  "Primary Servicing Office": The office of the Master Servicer or the Special Servicer, as the context may require, that is primarily responsible for such party's servicing obligations hereunder.

                  "Prime Rate": The "prime rate" published in the "Money Rates" section of THE WALL STREET JOURNAL, as such "prime rate" may change from time to time. If THE WALL STREET JOURNAL ceases to publish the "prime rate," then the Indenture Trustee shall select an equivalent publication that publishes such "prime rate;" and if such "prime rate" is no longer generally published or is limited, regulated or administered by a governmental or quasi-governmental body, then the Indenture Trustee shall select a comparable interest rate index. In either case, such selection shall be made by the Indenture Trustee in its sole discretion and the Indenture Trustee shall notify the Master Servicer and the Special Servicer in writing of its selection.

                  "Principal Prepayment": Any payment of principal made by the Borrower on a Mortgage Loan that is received in advance of its scheduled Due Date and that is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

                  "Purchase Price": With respect to any Mortgage Loan to be purchased by the Seller pursuant to the Loan Sale Agreement, by the Master Servicer or the Special Servicer pursuant to Section 3.18(b), by the Majority Holder of the Controlling Class pursuant to Section 3.18(c) or by the Majority Holder of the Owner Trust Certificates or the Master Servicer pursuant to
Section 8.01 or to be otherwise sold pursuant to Section 3.18(d), a cash price equal to the outstanding principal balance of such Mortgage Loan as of the date of purchase, together with (a) all accrued and unpaid interest on such Mortgage Loan at the related Mortgage Rate to but not including the date of purchase (or, if such purchase occurs after the Determination Date in any calendar month, through the end of such calendar month) and (b) all related and unreimbursed expenses including Servicing Advances, Advance Interest and Extraordinary Expenses.

                  "Qualified Appraiser": In connection with the Appraisal of any Mortgaged Property or REO Property, an Independent MAI-designated appraiser with at least five years of experience in respect of the relevant geographic location and property type.

                  "Qualified Insurer": An insurance company or security or bonding company qualified to write the related Insurance Policy in the relevant jurisdiction, whose claims paying ability at the time of determination is rated at least "BBB" by S&P and "Baa2" by Moody's, unless each of the Rating Agencies has confirmed in writing that obtaining the related insurance or fidelity bond from an insurance company or security or bonding company with a lower claims paying ability shall not result, in and of itself, in a downgrading, withdrawal or qualification of the rating then assigned by such Rating Agency to any Class of Bonds.

                  "Qualified Substitute Mortgage Loan": A Mortgage Loan substituted for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officer's Certificate delivered to the Owner Trustee and the Indenture Trustee, at the time of substitution, (i) have an outstanding principal balance not greater than the principal balance of the related Deleted Mortgage Loan, in each case after taking into account all payments of principal due on or before the Due Date related to the month of substitution, whether or not received, (ii) have an Mortgage Rate not less than, and not more than one percentage point greater than, such Deleted Mortgage Loan,
(iii) have a remaining term to maturity not greater than, and not more than one year less than, that of such Deleted Mortgage Loan, (iv) have a Debt Service Coverage Ratio not less than that of such Deleted Mortgage Loan, (v) have a Due Date on the first day of each calendar month, and (vi) comply with all of the representations and warranties made by the Seller in the Loan Sale Agreement with respect to such Deleted Mortgage Loan.

                  "Rating Agency": Each of S&P and Moody's or their respective successors in interest. If neither of such rating agencies or any related successor remains in existence, "Rating Agency" shall be deemed to refer to such other nationally recognized statistical rating organization or other comparable Person designated by the Owner Trust, notice of which designation shall be given to the other parties to this Agreement, and specific ratings of either S&P or Moody's referenced herein shall be deemed to refer to the equivalent ratings of the party so designated. References herein to "applicable rating category" (other than any such references to "highest applicable rating category") shall, in the case of S&P and Moody's, be deemed to refer to such applicable rating category of S&P and Moody's, respectively, without regard to any plus or minus or other comparable rating qualification.

                  "Realized Loss": With respect to (1) each defaulted Mortgage Loan as to which a Final Recovery Determination has been made, or with respect to any successor REO Loan as to which a Final Recovery Determination has been made as to the related REO Property, an amount (not less than zero) equal to (a) the unpaid principal balance of such Mortgage Loan or REO Loan, as the case may be, as of the commencement of the Collection Period in which the Final Recovery Determination was made, plus (b) without reduction by the amount described in subclause (1)(d) of this definition, all accrued but unpaid interest on such Mortgage Loan or REO Loan, as the case may be, at the related Mortgage Rate to but not including the Due Date occurring in the Collection Period in which the Final Recovery Determination was made, plus (c) any related unreimbursed Servicing Advances as of the commencement of the Collection Period in which the Final Recovery Determination was made, together with any new related Servicing Advances made during such Collection Period, minus (d) all payments and proceeds, if any, received in respect of such Mortgage Loan or REO Loan, as the case may be, during the Collection Period in which such Final Recovery Determination was made; (2) each defaulted Mortgage Loan as to which any portion of the principal or past due interest payable thereunder was canceled in connection with a bankruptcy or similar proceeding involving the related Borrower or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Special Servicer pursuant to Section 3.20, the amount of such principal or past due interest so canceled; and (3) each defaulted Mortgage Loan as to which the Mortgage Rate thereon has been permanently reduced and not recaptured for any period in connection with a bankruptcy or similar proceeding involving the related Borrower or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Special Servicer pursuant to Section 3.20, the amount of the consequent reduction in the interest portion of each successive Monthly Payment due thereon (each such Realized Loss to be deemed to have been incurred on the Due Date for each affected Monthly Payment).

                  "Reimbursement Rate": The rate per annum applicable to the accrual of Advance Interest, which rate per annum is equal to the Prime Rate.

                  "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code.

                  "REO Account": A segregated custodial account or accounts created and maintained by the Special Servicer pursuant to Section 3.16 on behalf of the Indenture Trustee, which shall be entitled "Midland Loan Services, Inc., as Special Servicer for the IMPAC CMB Trust 1998-C1."

                  "REO Acquisition": The acquisition of any REO Property pursuant to Section 3.09.

                  "REO Disposition": The sale or other disposition of any REO Property pursuant to Section 3.18(d).

                  "REO Loan": The mortgage loan deemed for purposes hereof to be outstanding with respect to each REO Property. Each REO Loan shall be deemed to provide for monthly payments of principal and interest equal to its Assumed Scheduled Payment and otherwise to have the same terms and conditions as its predecessor Mortgage Loan (such terms and conditions to be applied without regard to the default on such predecessor Mortgage Loan). All Monthly Payments and other amounts due and owing, or deemed to be due and owing, in respect of the predecessor Mortgage Loan as of the date of the related REO Acquisition, shall be deemed to continue to be due and owing in respect of an REO Loan. In addition, all amounts payable or reimbursable to the Master Servicer, the Special Servicer, the Indenture Trustee, the Fiscal Agent or the Manager in respect of the predecessor Mortgage Loan as of the date of the related REO Acquisition, including any unpaid Servicing Fees, Indenture Trustee Fees and Management Fees and any unreimbursed Advances (together with any related unpaid Advance Interest), shall continue to be payable or reimbursable to the Master Servicer, the Special Servicer, the Indenture Trustee, the Fiscal Agent or the Manager, as the case may be, in respect of an REO Loan.

                  "REO Property": A Mortgaged Property acquired by the Owner Trust on behalf of the Indenture Trustee through foreclosure, acceptance of a deed-in-lieu of foreclosure or otherwise in accordance with applicable law in connection with the default or imminent default of a Mortgage Loan.

                  "REO Revenues": All income, rents, profits and proceeds derived from the ownership, operation or leasing of any REO Property.

                  "REO Tax":  As defined in Section 3.17(a).

                  "Request for Release": A request signed by a Servicing Officer, as applicable, of the Master Servicer in the form of Exhibit B-1 attached hereto or of the Special Servicer in the form of Exhibit B-2 attached hereto.

                  "Required Appraisal Loan": As defined in Section 3.19(c).

                  "Reserve Account": The account or accounts created and maintained pursuant to Section 3.03(e).

                  "Reserve Funds": With respect to any Mortgage Loan, any amounts delivered by the related Borrower to be held in escrow by or on behalf of the mortgagee representing reserves for repairs, replacements or capital improvements with respect to the related
Mortgaged Property.

                  "Responsible Officer": When used with respect to the Owner Trustee and the Indenture Trustee, any officer of the Owner Trustee or the Indenture Trustee, as the case may be (and, in the case of the Indenture Trustee, assigned to its Asset-Backed Securities Trust Services Group), customarily performing functions with respect to corporate trust matters and having direct responsibility for the administration of this Agreement and, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  "Scheduled Payment": With respect to any Mortgage Loan, for any Due Date following the Cut-off Date as of which it is outstanding, the scheduled monthly payment of principal and interest on such Mortgage Loan that is or would be, as the case may be, payable by the related Borrower on such Due Date under the terms of the related Mortgage Note as in effect on the Closing Date, without regard to any subsequent change in or modification of such terms in connection with a bankruptcy or similar proceeding involving the related Borrower or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Special Servicer pursuant to Section 3.20, and assuming that each prior Scheduled Payment has been made in a timely manner.

                  "S&P": Standard and Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., a nationally recognized statistical rating organization under the federal securities laws.

                  "Seller": With respect to any Mortgage Loan, Impac Commercial Holdings, Inc., a Maryland corporation, in its capacity as seller under the Loan Sale Agreement, or its successor in interest.

                  "Servicer": The Master Servicer or the Special Servicer, as applicable.

                  "Servicing Account": The account or accounts created and maintained pursuant to Section 3.03(a).

                  "Servicing Advances": All customary, reasonable and necessary "out of pocket" costs and expenses incurred by the Master Servicer or Special Servicer in connection with the servicing of a Mortgage Loan after a default, delinquency or other unanticipated event, or in connection with the administration of any REO Property, including, but not limited to, the cost of
(a) compliance with the obligations of the Master Servicer or the Special Servicer set forth in Sections 2.04(c) and 3.03(c), (b) the preservation, insurance, restoration, protection and management of any Mortgaged Property, including the cost of any "force placed" insurance policy purchased by the Master Servicer to the extent such cost is allocable to a particular item of Mortgaged Property that the Master Servicer is required to cause to be insured pursuant to Section 3.07(a), (c) obtaining any Liquidation Proceeds (insofar as such Liquidation Proceeds are of the nature described in clauses (i) through (v) of the definition thereof) or Insurance Proceeds in respect of any Mortgaged Property, REO Property, (d) any enforcement or judicial proceedings with respect to any Mortgaged Property, including foreclosures, and (e) the operation, management, maintenance and liquidation of any REO Property. Notwithstanding anything to the contrary, "Servicing Advances" shall not include allocable overhead of the Master Servicer or the Special Servicer, such as costs for office space, office equipment, supplies and related expenses, employee salaries and related expenses and similar internal costs and expenses.

                  "Servicing Event of Default": One or more of the events described in Section 6.01(a).

                  "Servicing Fees": With respect to each Mortgage Loan and REO Loan, the Master Servicing Fee and the Special Servicing Fee.

                  "Servicing File": Any documents (other than documents required to be part of the related Mortgage Loan File) in the possession of the Master Servicer or the Special Servicer and relating to the origination and servicing of any Mortgage Loan or the administration of any REO Property.

                  "Servicing Officer": Any officer or employee of the Master Servicer or the Special Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans, whose name and specimen signature appear on a list of servicing officers furnished by such party to the Company, the Manager, the Owner Trustee, the Fiscal Agent and the Indenture Trustee on the Closing Date, as such list may be amended from time to time.

                  "Servicing Return Date": With respect to any Corrected Mortgage Loan, the date that servicing thereof is returned by the Special Servicer to the Master Servicer pursuant to Section 3.21(a).

                  "Servicing Standard": To service and administer the Mortgage Loans with the same care, skill and diligence with which prudent institutional commercial mortgage lenders and loan servicers service comparable loans (and with the higher of the care, skill, prudence and diligence with which the Master Servicer or Special Servicer, as the case may be, generally services loans owned by it or by others ), and with a view to the timely collection of all scheduled payments of principal and interest under the Mortgage Loans or, if a Mortgage Loan comes into and continues in default and no satisfactory arrangements can be made for the collection of the delinquent payments, the maximization of the recovery on such Mortgage Loan to the Owner Trust (as a collective whole) on a present value basis (the relevant discounting of anticipated collections to be performed at the related Mortgage Rate), but without regard to: (i) any relationship that the Master Servicer or the Special Servicer, as the case may be, or any Affiliate thereof may have with the related Borrower or any other party to the loan transaction; (ii) the ownership of any Bond or Owner Trust Certificate by the Master Servicer or the Special Servicer, as the case may be, or by any Affiliate thereof; (iii) the Master Servicer's obligation to make Advances; (iv) the Special Servicer's obligation to make Servicing Advances; (v) the right of the Master Servicer (or any Affiliate thereof) or the Special Servicer (or any Affiliate thereof), as the case may be, to receive compensation for its services or reimbursement of costs hereunder or with respect to any particular transaction; (vi) the Master Servicer's or the Special Servicer's ownership, servicing or management for others of any other mortgage loans or mortgaged properties; and (vii) the Master

Servicer's or the Special Servicer's obligation (as an affiliate of the Seller) to pay any indemnity with respect to or repurchase any Mortgage Loan.

                  "Servicing Transfer Event": With respect to any Mortgage Loan, the occurrence of any of the events described in clauses (a) through (g) of the definition of "Specially Serviced Mortgage Loan".

                  "Special Servicer": Midland, in its capacity as special servicer under this Agreement, or any successor special servicer appointed as herein provided.

                  "Special Servicer Report": As defined in Section 4.01(b).

                  "Special Servicing Fee": With respect to each Specially Serviced Mortgage Loan and REO Loan, the fee designated as such and payable to the Special Servicer pursuant to the first paragraph of Section 3.11(c).

                  "Special Servicing Fee Rate": With respect to each Specially Serviced Mortgage Loan and any REO Loan, a fixed percentage rate equal to 0.25% per annum for each such Mortgage Loan with a Stated Principal Balance equal to or greater than $2,000,000 as of the applicable Servicing Transfer Event and 0.35% per annum for any other Specially Serviced Mortgage Loan and REO Loan, as applicable.

                  "Specially Serviced Mortgage Loan": Any Mortgage Loan as to which any of the following events has occurred:

                (a) the related Borrower has failed to make when due any Balloon Payment, which failure continues, or the Master Servicer determines in its reasonable good faith judgment will continue, unremedied for at least 30 days; or

                (b) the related Borrower has failed to make when due any Monthly Payment (other than a Balloon Payment) or any other payment required under the related Mortgage Note or the related Mortgage, which failure continues unremedied for 60 days; or

                (c) the Master Servicer has determined in its good faith and reasonable judgment, that a default in the making a Monthly Payment (including a Balloon Payment) or any other payment required under the related Mortgage Note or the related Mortgage is likely to occur within 30 days and is likely to remain unremedied for at least 60 days or, in the case of a Balloon Payment, for at least 30 days; or

                (d) the Master Servicer has determined in its good faith judgment that a default, other than as described in clause (a) or (b) above, has occurred that materially impairs the value of the related Mortgaged Property as security for the Mortgage Loan, which default has continued unremedied for the applicable grace period under the terms of the Mortgage Loan (or, if no grace period is specified, for 30 days); or

                (e) there shall have been commenced in a court or agency or supervisory authority having jurisdiction in the premises in an involuntary action against the related Borrower under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, which action shall not have been dismissed for a period of 60 days; or

                (f) the related Borrower shall have consented to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to such Borrower or of or relating to all or substantially all of its property; or

                (g) the related Borrower shall have admitted in writing its inability to pay its debts generally as they become due, filed a petition to take advantage of any applicable insolvency or reorganization statute, made an assignment for the benefit of its creditors, or voluntarily suspended payment of its obligations; or

                (h) the Master Servicer shall have received notice of the commencement of foreclosure or similar proceedings with respect to the related Mortgaged Property;

provided that a Mortgage Loan will cease to be a Specially Serviced Mortgage Loan, when a Liquidation Event has occurred in respect of such Mortgage Loan, when the related Mortgaged Property has become an REO Property or, so long as at such time no circumstance identified in clauses (a) through (h) above exists that would cause the Mortgage Loan to continue to be characterized as a Specially Serviced Mortgage Loan:

                (w)        with respect to the circumstances described in clause
                           (b) above, when the related Borrower has made three consecutive full and timely Monthly Payments under the terms of such Mortgage Loan (as such terms may be changed or modified in connection with a bankruptcy or similar proceeding involving the related Borrower or by reason of a modification, waiver or amendment granted or agreed to by the Special Servicer pursuant to Section 3.20);

                (x) with respect to the circumstances described in clauses (c), (e), (f) and (g) above, when such circumstances cease to exist in the good faith and reasonable judgment of the Special Servicer;

                (y)        with respect to the circumstances described in clause
                           (d) above, when such default is cured; and

                (z)        with respect to the circumstances described in clause
                           (h) above, when such proceedings are terminated.

                  "Stated Maturity Date": With respect to any Mortgage Loan, the Due Date specified in the related Mortgage Note (as in effect on the Closing
Date) on which the last payment of principal is due and payable under the terms of such Mortgage Note (as in effect on the Closing Date), without regard to any change in or modification of such terms in connection with a bankruptcy or similar proceeding involving the related Borrower or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Special Servicer pursuant to Section 3.20.

                  "Stated Principal Balance": With respect to any Mortgage Loan (and any successor REO Loan), the Cut-off Date Balance of such Mortgage Loan, as reduced on each Payment Date (to not less than zero) by (i) all payments (or advances in lieu thereof) and other collections of principal of such Mortgage Loan (or successor REO Loan) that are (or, if they had not been applied to cover any Extraordinary Expense, would have been) remitted to the Holders of the Bonds and the Owner Trust Certificates on such Payment Date and (ii) the principal portion of any Realized Loss incurred in respect of such Mortgage Loan (or successor REO Loan) during the related Collection Period.

                  "Sub-Servicer": Any Person with which the Master Servicer or the Special Servicer has entered into a Sub-Servicing Agreement.

                  "Sub-Servicing Agreement": The written contract between the Master Servicer or the Special Servicer, on the one hand, and any Sub-Servicer, on the other hand, relating to servicing and administration of Mortgage Loans as provided in Section 3.24.

                  "Trust Estate": As defined in Section 1.01 of the Indenture.

                  "UCC Financing Statement": One or more financing statements executed and either filed or recorded or in a form suitable for filing and recording under the Uniform Commercial Code.

                  "Uniform Commercial Code": The Uniform Commercial Code as in effect in any applicable jurisdiction.

                  "USPAP": The Uniform Standards of Professional Appraisal Practices.

                  "Workout Event": With respect to any Specially Serviced Mortgage Loan, the occurrence of any of the following: (i) such Specially Serviced Mortgage Loan becomes a Corrected Mortgage Loan; (ii) the Special Servicer receives a full or discounted payoff of such Specially Serviced Mortgage Loan from the related Borrower; or (iii) the Special Servicer receives any Liquidation Proceeds or Insurance Proceeds with respect to such Specially Serviced Mortgage Loan. With respect to any REO Property, the receipt by the Special Servicer of any Liquidation Proceeds or Insurance Proceeds with respect to such REO Property.

                  "Workout Fee": With respect to each Specially Serviced Mortgage Loan or REO Loan (other than a Specially Serviced Mortgage Loan (i) repurchased by the Seller pursuant to the Loan Sale Agreement within 30 days after the circumstance or condition that gives rise to such repurchase obligation, (ii) purchased by the Master Servicer or the Special Servicer pursuant to Section 3.18(b), (iii) purchased by a Majority Holder of the Controlling Class pursuant to Section 3.18(c), (iv) purchased by the Majority Holder of the Owner Trust Certificates or the Master Servicer pursuant to
Section 8.01 or (v) to be otherwise sold pursuant to Section 3.18(d), and other than a Specially Serviced Mortgage Loan or an REO Loan that relates to a Mortgage Loan that previously had been a Corrected Mortgage Loan), the fee payable to the Special Servicer upon the occurrence of a Workout Event pursuant to the second paragraph of Section 3.11(c).

                  "Workout Fee Rate": With respect to each Specially Serviced Mortgage Loan or REO Loan in the Mortgage Pool as to which a Workout Fee is payable, a fixed amount equal to 0.50%.

                  "Yield Maintenance Premium": With respect to any Mortgage Loan, any premium, penalty or fee paid or payable, as the context requires, by a Borrower in connection with a Principal Prepayment on, or other early collection of principal of, a Mortgage Loan, other than any Prepayment Charge.

                  Section 1.02.     Other Definitional Provisions.

                  (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                  (b) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

                  (c) The words "hereof," "herein," and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; a reference to a subsection or other subdivision without further reference to a Section is a reference to such subsection or other subdivision as contained in the Section in which the reference appears; and the words "include" and "including" shall mean without limitation by reason of enumeration.

                  (d) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

                  (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted assignees.

                  Section 1.03. Certain Calculations in Respect of the Mortgage Loans.

                  (a) All amounts collected in respect of any Mortgage Loan in the form of payments from the related Borrower, Liquidation Proceeds or Insurance Proceeds shall be applied to amounts due and owing under the related Mortgage Note and Mortgage (including for principal and accrued and unpaid interest) in accordance with the express provisions of the related Mortgage Note and Mortgage and, in the absence of such express provisions, shall be applied for purposes of this Agreement: FIRST, as a recovery of any related and unreimbursed Servicing Advances; SECOND, as a recovery on a pro rata basis of accrued and unpaid interest at the related Mortgage Rate on such Mortgage Loan to but not including, as appropriate, the date of receipt or the Due Date in the Collection Period of receipt; THIRD, as a recovery of principal of such Mortgage Loan then due and owing, including by reason of acceleration of the Mortgage Loan following a default thereunder (or, if a Liquidation Event has occurred in respect of such Mortgage Loan, a recovery of principal to the extent of its entire remaining unpaid principal balance); FOURTH, as a recovery of any Prepayment Charge or Yield Maintenance Premium then due and owing under such Mortgage Loan; FIFTH, in accordance with the normal servicing practices of the Master Servicer, but subject to Section 1.03(c), as a recovery of any other amounts then due and owing under such Mortgage Loan, including Default Interest; and SIXTH, as a recovery of any remaining principal of such Mortgage Loan to the extent of its entire remaining unpaid principal balance.

                  (b) Collections in respect of each REO Property (exclusive of amounts to be applied to the payment of the costs of operating, managing, maintaining and disposing of such REO Property) shall be treated: FIRST, as a recovery of any related and unreimbursed Servicing Advances; SECOND, as a recovery on a pro rata basis of accrued and unpaid interest on the related REO Loan at the related Mortgage Rate to but not including the Due Date in the Collection Period of receipt; THIRD, as a recovery of principal of the related REO Loan to the extent of its entire unpaid principal balance; and FOURTH, in accordance with the normal servicing practices of the Master Servicer, but subject to Section 1.03(c), as a recovery of any other amounts deemed to be due and owing in respect of the related REO Loan.

                  (c) Insofar as amounts received in respect of any Mortgage Loan or REO Property and allocable to fees and charges owing in respect of such Mortgage Loan or the related

REO Loan, as the case may be, constituting additional servicing compensation payable to the Master Servicer or Special Servicer are insufficient to cover the full amount of such fees and charges, such amounts shall be allocated between such of those fees and charges as are payable to the Master Servicer, on the one hand, and as are payable to the Special Servicer, on the other, PRO RATA in accordance with their respective entitlements.

                  (d) The foregoing applications of amounts received in respect of any Mortgage Loan or REO Property shall be determined by the Master Servicer and reflected in the appropriate monthly Determination Date Report.

                  Section 1.04.     Interest Calculations.

                  The amount of interest accrued on each Mortgage Loan in the Mortgage Pool during any Interest Accrual Period will be calculated in accordance with the provisions of the related Mortgage Note. The calculation of the Servicing Fees shall be made in accordance with Section 3.11, and the calculation of the Management Fees and the Indenture Trustee Fees shall be made on the basis of the same principal amount and for the same period respecting which the interest payments due on the related Mortgage Loans or deemed to be due on the related REO Loans are computed. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded up.

                  Section 1.05.     Cross-Collateralized Mortgage Loans.

                  The Master Servicer or Special Servicer, as applicable in accordance with this Agreement, shall service and administer the Mortgage Loans in each Borrower Group as a single Mortgage Loan as and when it deems necessary and appropriate and consistent with the Servicing
Standard.

                                   ARTICLE II

        REPRESENTATIONS AND WARRANTIES; RECORDINGS AND FILINGS; BOOKS AND
           RECORDS; DEFECT, BREACH, CURE, REPURCHASE AND SUBSTITUTION

                  Section 2.01. Representations and Warranties of the Master Servicer and Special Servicer.

                  (a) Each of the Master Servicer and Special Servicer represents and warrants to the other parties hereto, and for the benefit of the Company, the Manager and the Owner
Trustee, as of the Closing Date:

                         (i) Such Servicer is a corporation duly organized,
                  validly existing and in good standing under the laws of the state of Delaware and is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

                        (ii) The execution and delivery of this Agreement by
                  such Servicer, and the performance and compliance with the terms of this Agreement by such servicer, will not violate its organizational documents or constitute an event which, with notice or lapse of time, or both, would constitute a default under, or result in the breach of, any material agreement or other instrument to which it is a party or by which it is bound which default or breach would have consequences that would materially and adversely affect the financial condition or operations of the Servicer or its properties taken as a whole or impair the ability of the Trust Estate to realize on the Mortgage Loans;

                       (iii) Such Servicer has the full power and authority to
                  enter into and consummate all transactions of such Servicer contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement;

                        (iv) This Agreement, assuming due authorization,
                  execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of such Servicer, enforceable against such Servicer in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium and other laws relating to or affecting creditors' rights generally and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

                         (v) Such Servicer is not in violation of, and its
                  execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority having jurisdiction, which violation, in such Servicer's good faith and reasonable judgment, is likely to materially and adversely affect the financial condition or operations of the Master Servicer or its properties taken as a whole or impair the ability of the Trust Estate to realize on the Mortgage Loans;

                        (vi) No actions, suits or proceedings are pending or, to
                  the knowledge of such Servicer's, are threatened against such Servicer that, if determined adversely to such Servicer, would prohibit such Servicer from entering into this Agreement or that, in such Servicer's good faith and reasonable judgment, would be likely to materially and adversely affect the ability of such Servicer to perform its obligations under this Agreement or would result in a material adverse change in the business, operations or the financial condition of such Servicer; and

                       (vii) The execution, delivery and performance of this
                  Agreement by such Servicer does not require the authorization, consent or approval of, the giving of notice to, or the taking of any other action by, any arbitrator, court or other governmental authority.

                  (b) The representations and warranties of the Master Servicer and the Special Servicer set forth in Section 2.01(a) shall survive the execution and delivery of this Agreement and shall inure to the benefit of the Persons to whom and for whose benefit they were made pursuant to Section 2.01(a) for so long as the Owner Trust remains in existence. Upon discovery by any party hereto of any breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties.

                  (c) Any successor Master Servicer or Special Servicer shall be deemed to have made, as of the date of its succession, each of the representations and warranties set forth in Section 2.01(a), subject to such appropriate modifications to the representation and warranty set forth in
Section 2.01(a)(i) to accurately reflect such successor's jurisdiction of organization and whether it is a corporation, partnership, bank, association or other type of organization.

                  Section 2.02. Representations and Warranties of the Owner
                                Trust.

                  (a) The Owner Trust hereby represents and warrants to each of the other parties hereto, and for the benefit of the Manager, as of the Closing
Date:

                         (i) The Owner Trust is a business trust duly created and validly existing in good standing under the laws of the State of Delaware and has full power, authority and legal right to execute and deliver this Agreement and to perform its obligations under this Agreement.

                        (ii) The execution and delivery by the Owner Trust of this Agreement and the performance by the Owner Trust of its obligations under this Agreement has been duly and validly authorized and directed and will not violate the Owner Trust
         Agreement,
         any provision of any law or regulation governing the Owner Trust or any order, writ, judgment or decree of any arbitrator, court or other governmental authority applicable to the Owner Trust or any of its assets, nor will such execution, delivery or performance require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action by, any arbitrator, court or other governmental authority or conflict with, or result in a breach or violation of, any indenture or other agreement or instrument to which the Owner Trust is a party or by which the Owner Trust or any portion of the Trust Estate is a party or by which the Owner Trust or all or any portion of the Trust Estate is bound.

                           (iii) This Agreement has been duly executed and delivered by the Owner Trust and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Owner Trust, enforceable against the Owner Trust in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                           (iv) No litigation is pending or, to the knowledge of the Owner Trustee, threatened against the Owner Trust that, if determined adversely to the Owner Trust, would prohibit the Owner Trust from entering into this Agreement or that, in the Owner Trustee's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Owner Trust to perform its obligations under this Agreement or the financial condition of the Owner Trust.

                  (b) The representations and warranties of the Owner Trust set forth in Section 2.02(a) shall survive the execution and delivery of this Agreement and shall inure to the benefit of the Persons to whom and for whose benefit they were made for so long as the Owner Trust remains in existence. Upon discovery by any party hereto of any breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties.

                  Section 2.03. Recordings and Filings; Books and Records; Document Defects

                  (a) In connection with the Grant made by the Owner Trust to the Indenture Trustee pursuant to the Granting Clause of the Indenture and the delivery of the Mortgage Loan Files for the Mortgage Loans to the Indenture Trustee in furtherance of such Grant, the Indenture Trustee shall deliver to the Master Servicer and the Master Servicer shall, at the Seller's expense under the Loan Sale Agreement, as to each Mortgage Loan, promptly (and in any event within 45 days following the Closing Date) cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or for UCC Financing Statements, as the Master Servicer deems appropriate, each assignment of Mortgage and assignment of Assignment of Leases in favor of the Indenture Trustee referred to in the definition of "Mortgage Loan File" and each UCC Financing Statement on Form UCC-2 and UCC-3 in favor of the Indenture Trustee referred to in such definition. Each such assignment shall reflect that it should be returned by the public recording office to the Master Servicer following recording, and each such UCC Financing Statement shall reflect that the file copy thereof should be returned to the Master Servicer following filing, provided that, in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, the Master Servicer shall obtain therefrom a certified copy of the recorded original. Upon the receipt by the Master Servicer of any such assignment or file copy following recordation or filing, and upon the receipt by the Master Servicer of any such certified copy, the Master Servicer shall promptly deliver the same to the Indenture Trustee. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Master Servicer shall promptly prepare and cause to be executed a substitute therefor or cure such defect, as the case may be, and thereafter, the Master Servicer shall cause the same to be duly recorded or filed, as appropriate.

                  (b) The Owner Trust shall deliver to and deposit with, or cause to be delivered to and deposited with, the Master Servicer all documents and records in the possession of the Owner Trust or the Seller that relate to the Mortgage Loans and that are not required to be a part of a Mortgage Loan File in accordance with the definition thereof, and the Master Servicer shall hold all such documents and records in trust on behalf of the Indenture Trustee. The Master Servicer's possession of such documents and records shall be at the will of the Owner Trust and the Indenture Trustee for the sole purpose of facilitating the servicing of the Mortgage Loans pursuant to this Agreement and such possession by the Master Servicer shall be in a custodial capacity only on behalf of the Indenture Trustee. The ownership of such documents and records shall be vested in the Owner Trust, subject to the lien of the Indenture, and the ownership of all documents and records with respect to the Mortgage Loans that are prepared by or which come into possession of the Master Servicer or the Special Servicer shall immediately vest in the Owner Trust, subject to the lien of the Indenture, and shall be delivered to and deposited with the Master Servicer, in the case of documents or records in the hands of the Special Servicer, and retained and maintained in trust by the Master Servicer in such custodial capacity only on behalf of the Indenture Trustee, except as otherwise provided herein. All such documents and records shall be appropriately marked to clearly reflect the ownership of such documents and records by the Owner Trust, subject to the lien of the Indenture, and that such documents and records are being held on behalf of the Indenture Trustee, and the Master Servicer shall release such documents and records from its custody only in accordance with this Agreement.

                  (c) If any party hereto discovers that any document constituting a part of a Mortgage Loan File has not been properly executed, is missing, contains information that does not conform in any respect with the corresponding information set forth in the related Mortgage Loan Schedule (and the terms of such document have not been modified by written instrument contained in the Mortgage Loan File) or does not appear to be regular on its face (each, a "Document Defect"), such party shall give prompt written notice thereof to the other parties thereto. Upon its discovery or receipt of notice of any such Document Defect, the Master Servicer shall notify the Seller. If the Seller does not correct any Document Defect within 90 days of the Seller's receipt of such notice and such Document Defect materially and adversely affects the interests of the Owner Trust in the related Mortgage Loan, the Master Servicer shall, on behalf of the Owner Trust, and subject to the provisions of
Section 2.04 to the same extent as if such Document Defect were a Breach, exercise such rights and remedies as the Owner Trust may have under the Loan Sale Agreement.

                  (d) Notwithstanding the foregoing, the delivery of a commitment to issue a policy of lender's title insurance in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect with respect to any Mortgage Loan File if such actual policy of insurance is delivered to the Indenture Trustee not later than 270 days after the Closing Date.

                  Section 2.04. Repurchase or Substitution of Mortgage Loans for Document Defects and Breaches of Representations and Warranties.

                  (a) If any party hereto discovers or receives notice of a breach of any representation or warranty relating to any Mortgage Loan set forth in the Loan Sale Agreement which materially and adversely affects the interests of the Owner Trust in such Mortgage Loan (a "Breach"), the party discovering such Breach shall give prompt written notice thereof to the other parties hereto and the Seller. Promptly upon becoming aware of any such Breach, the Master Servicer shall request that the Seller, not later than 90 days from the receipt by the Seller of such request, cure such Breach in all material respects or repurchase the affected Mortgage Loan at the applicable Purchase Price as, if and to the extent required by the Loan Sale Agreement; provided that if (i) such Breach is capable of being cured but not within such 90-day period, (ii) the Seller has commenced and is diligently proceeding with the cure of such Breach within such 90-day period, and (iii) the Seller shall have delivered to the Owner Trustee and the Indenture Trustee a certification executed on behalf of the Seller by an officer thereof setting forth the reason such Breach is not capable of being cured within an initial 90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Breach will be cured within an additional period not to exceed 90 more days, then the Seller shall have up to an additional 90 days to complete such cure; and provided, further, that the Seller shall have the option to substitute one or more Qualified Substitute Mortgage Loans for such Deleted Mortgage Loan in the manner provided below. If the affected Mortgage Loan is to be repurchased, the Master Servicer shall designate the Collection Account as the account to which funds in the amount of the Purchase Price are to be wired, and the Master Servicer shall promptly notify the Owner Trustee and the Indenture Trustee when such deposit is made. Any such purchase of a Mortgage Loan shall be on a whole loan, servicing released basis.

                  In the event that the Seller elects to substitute one or more Qualified Substitute Mortgage Loans for a Deleted Mortgage Loan pursuant to this
Section 2.04(a), the Master Servicer shall require the Seller to deliver to the Indenture Trustee all documents as specified in the definition of "Mortgage Loan File" in Section 1.01 with respect to such Qualified Substitute Mortgage Loans in accordance with the Loan Sale Agreement. No substitution shall be made in any calendar month after the Determination Date for such month and no such substitution shall be made unless the Seller shall have received from each Rating Agency and delivered to the Master Servicer, the Owner Trustee and the Indenture Trustee a written confirmation that such substitution will not cause such Rating Agency to downgrade, qualify or withdraw any rating then assigned by such Rating Agency to any Class of Bonds. Monthly Payments due with respect to


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Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Estate and will be retained by the Master Servicer and remitted by the Master Servicer to the Seller on the next succeeding Payment Date. For the month of substitution, the Master Servicer Remittance Amount shall include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule related to such Deleted Mortgage Loan and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Indenture Trustee and the Owner Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the Loan Sale Agreement as of the date of substitution.

         In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer shall require the Seller to determine, in accordance with the Loan Sale Agreement, the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution) and shall require the Seller to remit to the Master Servicer for deposit in the Collection Account the amount of such shortfall on the day of substitution, without any reimbursement therefor, plus the amount of all related unreimbursed expenses, including P&I Advances, Servicing Advances, Advance Interest and Extraordinary Expenses. In addition, the Master Servicer shall require the Seller to give notice in writing to the Owner Trustee and the Indenture Trustee of such event in accordance with the Loan Sale Agreement, which notice shall be accompanied by an Officer's Certificate as to the calculation of such shortfall and expenses.

                  (b) Upon receipt of an Officer's Certificate from the Master Servicer to the effect that the full amount of the Purchase Price for any Mortgage Loan repurchased by the Seller (or the shortfalls and expenses related to any substitution) as contemplated by Section 2.04(a) has been deposited in the Collection Account and that all requirements for such repurchase (or substitution) have been satisfied, which Officer's Certificate shall be furnished by the Master Servicer promptly after becoming appropriate, the Indenture Trustee shall release or cause to be released to the Seller or its designee the related Mortgage Loan File and each of the Owner Trust and the Indenture Trustee shall execute and deliver such instruments of release, transfer and assignment, in each case without recourse, representation or warranty, as shall be provided to it and are reasonably necessary to vest in the Seller the ownership of the related Mortgage Loan, free and clear of the lien of the Indenture. The Master Servicer shall, and is hereby authorized and empowered by the Owner Trust and the Indenture Trustee to, prepare, execute and deliver in its own name, on behalf of the Owner Trust and the Indenture Trustee or any of them, the endorsements, assignments and other documents contemplated by this
Section 2.04(b), and the Owner Trust and the Indenture Trustee shall execute and deliver any powers of attorney necessary to permit the Master Servicer to do so, provided, however, that none of the Owner Trust, the Owner Trustee or the Indenture Trustee shall be held liable for any misuse of any such power of attorney by the Master Servicer and the Master Servicer hereby agrees to indemnify the Owner


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



Trust, the Owner Trustee and the Indenture Trustee against, and hold the Owner Trust, the Owner Trustee and the Indenture Trustee harmless from, any loss or liability arising from any misuse of such power of attorney. In connection with any such repurchase or substitution by the Seller, the Master Servicer or the Special Servicer, as appropriate, shall deliver the related Servicing File to the Seller.

                  (c) The Loan Sale Agreement provides the sole remedies available to the Owner Trust, the Owner Trustee, the Indenture Trustee and the holders of the Bonds and the Owner Trust Certificates, respecting any Breach. If the Seller defaults on its obligations to repurchase or substitute for any Mortgage Loan as contemplated by Section 2.04(a), the Master Servicer shall promptly notify the Owner Trustee and the Indenture Trustee and shall take such actions with respect to the enforcement of such obligations, including the institution and prosecution of appropriate proceedings, as the Master Servicer shall determine, in its good faith and reasonable judgment, are in the best interests of the Owner Trust. Any and all expenses incurred by the Master Servicer with respect to the foregoing shall constitute Servicing Advances in respect of the affected Mortgage Loan.



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                                   ARTICLE III

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

                  Section 3.01.     Administration of the Mortgage Loans.

                  (a) Each of the Master Servicer and the Special Servicer shall service and administer the Mortgage Loans that it is obligated to service and administer pursuant to this Agreement on behalf of the Owner Trust, and in the best interests and for the benefit of the holders of the Bonds and the Owner Trust Certificates, in accordance with any and all applicable laws and the terms of this Agreement and the respective Mortgage Loans and, to the extent consistent with the foregoing, in accordance with the Servicing Standard. Without limiting the foregoing, and subject to Section 3.20, (i) the Master Servicer shall service and administer all Mortgage Loans as to which no Servicing Transfer Event has occurred and all Corrected Mortgage Loans, and (ii) the Special Servicer shall service and administer (x) each Mortgage Loan (other than a Corrected Mortgage Loan) as to which a Servicing Transfer Event has occurred, and (y) each REO Property; provided, however, that the Master Servicer shall continue to collect information and prepare all reports to the Indenture Trustee and the Owner Trustee required hereunder with respect to any Specially Serviced Mortgage Loans, REO Properties (and the related REO Loans), and further to render such incidental services with respect to any Specially Serviced Mortgage Loans and REO Properties as are specifically provided for herein.

                  (b) Subject to Section 3.01(a), the Master Servicer and the Special Servicer each shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, each of the Master Servicer and the Special Servicer, in its own name, with respect to each of the Mortgage Loans it is obligated to service hereunder, is hereby authorized and empowered by the Owner Trust and the Indenture Trustee to execute and deliver, on behalf of the Owner Trust and the Indenture Trustee: (i) any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien created by any Mortgage or other security document in the related Mortgage Loan File on the related Mortgaged Property; (ii) in accordance with the Servicing Standard and subject to Sections 3.08, 3.20 and 3.21, any and all modifications, waivers, amendments or consents to or with respect to any documents contained in the related Mortgage Loan File; and (iii) any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments. Subject to Section 3.10, the Owner Trust and the Indenture Trustee shall, at the written request of an Authorized Officer of the Master Servicer or the Special Servicer, furnish, or cause to be so furnished, to the Master Servicer or the Special Servicer, as the case may be, any limited powers of attorney (substantially in the form of Exhibit E attached hereto) and other documents necessary or appropriate to enable it to carry out its servicing and administrative duties hereunder, provided, however, that none of the Owner Trust, the Owner Trustee or the Indenture Trustee shall be held liable for any misuse of any such power of attorney by the Master Servicer or the Special Servicer and each of the Master Servicer and the Special Servicer hereby agree to indemnify the Owner Trust, the Owner Trustee and the Indenture


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



Trustee against, and hold the Owner Trust, the Owner Trustee and the Indenture Trustee harmless from, any loss or liability arising from any misuse by it of such power of attorney.

                  (c) The relationship of each of the Master Servicer and the Special Servicer to the Owner Trust, and to the Owner Trustee, the Indenture Trustee or the Fiscal Agent, under this Agreement is intended by the parties to be and shall be that of an independent contractor and not that of a joint venturer, partner or agent.

                  Section 3.02.     Collection of Mortgage Loan Payments.

                  Each of the Master Servicer or the Special Servicer shall undertake reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans it is obligated to service hereunder and shall follow such collection procedures as are consistent with the Servicing Standard and with this Agreement. In addition, if a Borrower becomes delinquent with respect to any Monthly Payment (including, without limitation, a Balloon Payment), the Master Servicer shall promptly so notify the Special Servicer, shall keep the Special Servicer apprised of all collection and customer service matters with respect to the related Mortgage Loan and shall furnish to the Special Servicer copies of all written communications between the Master Servicer and such Borrower.

                  Section 3.03. Collection of Taxes, Assessments and Similar Items; Servicing Accounts; Reserve Accounts.

                  (a) The Master Servicer shall, as to the Mortgage Loans (other than REO Loans), establish and maintain one or more accounts (the "Servicing Accounts"), into which all Escrow Payments shall be deposited and retained. Each Servicing Account shall be an Eligible Account and, to the extent invested, shall only be invested in Permitted Investments (except as otherwise required by applicable law or the terms of the related Mortgage Loan). Withdrawals of amounts so collected from a Servicing Account may be made only to: (i) effect payment of real estate or personal property taxes, assessments, insurance premiums, ground rents (if applicable) and comparable items (including taxes or other amounts which could constitute liens prior to or on parity with the lien of the related Mortgaged Property); (ii) reimburse the Master Servicer for any unreimbursed Servicing Advances made thereby to cover any of the items described in the immediately preceding clause (i); (iii) refund to Borrowers any sums as may be determined to be overages; (iv) pay interest, if required and as described below, to Borrowers on balances in the Servicing Account; (v) clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 8.01 or (vi) withdraw any amounts deposited in error. The Master Servicer shall pay or cause to be paid to the Borrowers interest, if any, earned on the investment of funds in Servicing Accounts maintained thereby, if required by law or the terms of the related Mortgage Loan. If the Master Servicer shall deposit in a Servicing Account any amount not required to be deposited therein, it may at any time withdraw such amount from such Servicing Account, any provision herein to the contrary notwithstanding.

                  (b) The Master Servicer shall, as to the Mortgage Loans (other than REO Loans), (i) maintain accurate records with respect to the related Mortgaged Property reflecting the


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



status of real estate or personal property taxes, assessments and other similar items that are or may become a lien thereon and the status of insurance premiums and any ground rents payable in respect thereof and (ii) use reasonable efforts to obtain, from time to time, all bills for the payment of such items (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date. For purposes of effecting any such payment for which it is responsible, the Master Servicer shall apply Escrow Payments as allowed under the terms of the related Mortgage Loan or, if such Mortgage Loan does not require the related Borrowers to escrow for the payment of real estate taxes, assessments, insurance premiums, ground rents (if applicable) and similar items, each of the Master Servicer and the Special Servicer shall, as to those Mortgage Loans it is obligated to service hereunder, use its best efforts to enforce the requirement of the related Mortgage that the Borrower make payments in respect of such items at the time they first become due.

                  (c) In accordance with the Servicing Standard, each of the Master Servicer and the Special Servicer shall, as to those Mortgage Loans it is obligated to service hereunder, advance with respect to the related Mortgaged Property (and to the Owner Trust), all such funds as are necessary for the purpose of effecting the payment of (i) real estate or personal property taxes, assessments and other similar items, (ii) ground rents (if applicable), and
(iii) premiums on Insurance Policies, in each instance if and to the extent Escrow Payments (if any) collected from the related Borrower are insufficient to pay such item when due and the related Borrower has failed to pay such item on a timely basis, and provided that the particular advance would not, if made, constitute a Nonrecoverable Servicing Advance. All such Advances shall be Servicing Advances reimbursable in the first instance from related collections from the Borrowers and further as provided in Section 3.05. No costs incurred by the Master Servicer or the Special Servicer in effecting the payment of real estate taxes, assessments and, if applicable, ground rents on or in respect of such Mortgaged Property shall, for purposes hereof, including calculating monthly remittances, be added to the unpaid principal balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

                  (d) Notwithstanding anything herein to the contrary, no Servicing Advance shall be required to be made hereunder if such Servicing Advance would, if made, constitute a Nonrecoverable Servicing Advance. The determination by either the Master Servicer or the Special Servicer that it has made a Nonrecoverable Servicing Advance or that any proposed Servicing Advance, if made, would constitute a Nonrecoverable Servicing Advance, shall be made in accordance with the Servicing Standard and shall be evidenced by an Officer's Certificate delivered promptly to the Owner Trustee and the Indenture Trustee stating that: (i) based upon an estimate of the value of the related Mortgage Loan based on the most recent Appraisal of the related Mortgaged Property conducted by a Qualified Appraiser and all other relevant information that has come to the attention of the Master Servicer or the Special Servicer, as applicable, including information regarding events subsequent to the date of such estimate, the Master Servicer or Special Servicer, as applicable, has determined that the amount of any Servicing Advance (or a portion thereof) plus interest thereon will not be recoverable from future payments and collections with respect to such Mortgage Loan, including proceeds of the sale and operation of the related Mortgaged Property and (ii) setting forth the basis of such determination and attaching any relevant documents. If either the Master Servicer or the Special Servicer is required


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



to make a Servicing Advance and has not determined that such Servicing Advance would, if made, constitute a Nonrecoverable Servicing Advance, but does not make such Servicing Advance within ten days after required to do so, the Indenture Trustee shall (if a Responsible Officer has actual knowledge of such failure) give the defaulting party notice of such failure and, if such failure continues for five more days after delivery of such notice, the Indenture Trustee shall be required to make such Servicing Advance.

                  (e) The Master Servicer shall, as to the Mortgage Loans (other than REO Loans), establish and maintain, as applicable, one or more accounts (the "Reserve Accounts"), into which all Reserve Funds, if any, shall be deposited and retained. Withdrawals of amounts so deposited may be made to pay for, or to reimburse the related Borrower in connection with, the related repairs, replacements and/or capital improvements at the related Mortgaged Property if such repairs, replacements and/or capital improvements have been completed, and such withdrawals are made, in accordance with the Servicing Standard and the terms of the related Mortgage Note, Mortgage and any agreement with the related Borrower governing such Reserve Funds. Subject to applicable law and the terms of the related Mortgage Note and Mortgage, all Reserve Accounts shall be Eligible Accounts and shall only be invested in Permitted Investments.

                   Section 3.04.    Collection Account.

                  (a) The Master Servicer shall establish and maintain one or more accounts (collectively, the "Collection Account"), held on behalf of the Indenture Trustee for the benefit of the holders of the Bonds and the Owner Trust Certificates. The Collection Account shall be an Eligible Account. The Master Servicer shall deposit or cause to be deposited in the Collection Account, within one Business Day after receipt (in the case of payments by Borrowers or other collections on the Mortgage Loans) or as otherwise required hereunder, the following payments and collections received or made by or on behalf of the Master Servicer subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due and payable on or before the Cut-off Date, which payments shall be delivered promptly to the Seller or its designee, with negotiable instruments endorsed as necessary and appropriate without recourse):

                         (i) all payments on account of principal of the Mortgage Loans, including Principal Prepayments;

                        (ii) all payments on account of interest on the Mortgage Loans;

                       (iii) any amounts required to be deposited by the Master Servicer pursuant to Section 3.19(a) in connection with Prepayment Interest Shortfalls;

                        (iv) all Insurance Proceeds and Liquidation Proceeds (including Liquidation Proceeds described in clause (vi) of the definition thereof that are required to be deposited in the Collection Account pursuant to Section 8.01) received in respect of any Mortgage Loan;



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



                         (v) any amounts required to be deposited by the Master Servicer pursuant to Section 3.06 in connection with losses incurred with respect to Permitted Investments of funds held in the Collection Account;

                        (vi) any amounts required to be deposited by the Master Servicer or the Special Servicer pursuant to Section 3.07(b) in connection with losses resulting from a deductible clause in a blanket hazard policy;

                       (vii) any amounts required to be transferred from any REO Account pursuant to Section 3.16(c);

                      (viii) any P&I Advances required to be made by the Master Servicer in accordance with Section 4.02(a);

                        (ix) insofar as they do not constitute Escrow Payments, any amounts paid by a Borrower specifically to cover items for which a Servicing Advance has been made; and

                         (x) any other amounts required to be deposited under the Servicing Agreement.

                  The foregoing requirements for deposit in the Collection Account shall be exclusive. Without limiting the generality of the foregoing, actual payments from Borrowers in the nature of Escrow Payments, and amounts that the Master Servicer and the Special Servicer are entitled to retain as additional servicing compensation pursuant to Section 3.11(b) and Section 3.11(d), respectively, need not be deposited by the Master Servicer in the Collection Account. If the Master Servicer shall deposit in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding. The Master Servicer shall promptly deliver to the Special Servicer as additional servicing compensation in accordance with Section 3.11(d), extension fees, assumption fees, modification fees, similar processing charges, late payment charges and other transaction fees received by the Master Servicer with respect to Specially Serviced Mortgage Loans and REO Loans. The Collection Account shall be maintained as a segregated account, separate and apart from trust funds created for mortgage trust certificates of other series serviced and the other accounts of the Master Servicer.

                  Upon receipt of any of the amounts described in clauses (i),
(ii) and (iv) above with respect to any Mortgage Loan, the Special Servicer shall promptly, but in no event later than one Business Day after receipt, remit such amounts to the Master Servicer for deposit into the Collection Account in accordance with the second preceding paragraph, unless the Special Servicer determines, consistent with the Servicing Standard, that a particular item should not be deposited because of a restrictive endorsement or other reasonably appropriate reason. Any such amounts received by the Special Servicer with respect to an REO Property shall be deposited by the Special Servicer into the REO Account and remitted to the Master Servicer for deposit into the Collection Account pursuant to Section 3.16(c). With respect to any such amounts paid by check to the order


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



of the Special Servicer, the Special Servicer shall endorse such check to the order of the Master Servicer and shall deliver promptly, but in no event later than one Business Day after receipt, any such check to the Master Servicer by overnight courier, unless the Special Servicer determines, consistent with the Servicing Standard, that a particular item cannot be so endorsed and delivered because of a restrictive endorsement or other reasonably appropriate reason.

                  (b) Funds in the Collection Account, to the extent invested, shall be invested in Permitted Investments in accordance with the provisions of
Section 3.06. The Master Servicer shall give notice to the other parties hereto of the location of the Collection Account as of the Closing Date and of the new location of the Collection Account prior to any change thereof.

                  Section 3.05.  Permitted Withdrawals From the Collection
                                 Account.

                  (a) The Master Servicer may, from time to time, make withdrawals from the Collection Account for any of the following purposes and solely from the sources specified (the order set forth below not constituting an order of priority for such withdrawals):

                         (i) to remit on each Master Servicer Remittance Date to
                  the Indenture Trustee for deposit in the Bond Account under the Indenture the Master Servicer Remittance Amount for each Master Servicer Remittance Date;

                        (ii) to reimburse the Fiscal Agent, the Indenture
                  Trustee and itself, in that order for unreimbursed P&I Advances as provided in Section 6.01(b), the Master Servicer's right to reimburse itself, the Indenture Trustee and the Fiscal Agent pursuant to this clause (ii) with respect to any P&I Advance (other than Nonrecoverable Advances, which are reimbursable pursuant to clause (vii) below) being limited to amounts that represent Late Collections of interest (net of the related Master Servicing Fees) and principal received in respect of the particular Mortgage Loan or REO Property as to which such P&I Advance was made;

                       (iii) to pay to itself earned and unpaid Master Servicing
                  Fees in respect of each Mortgage Loan and REO Loan and, the Master Servicer's right to payment pursuant to this clause
                  (iii) with respect to any Mortgage Loan or REO Loan being limited to amounts received on or in respect of such Mortgage Loan (whether in the form of payments, Liquidation Proceeds or Insurance Proceeds) or such REO Loan (whether in the form of REO Revenues, Liquidation Proceeds or Insurance Proceeds) that are allocable as a recovery of interest thereon;

                        (iv) to pay to the Special Servicer earned and unpaid
                  Special Servicing Fees in respect of each Specially Serviced Mortgage Loan and REO Loan at the time and in the manner specified in this Agreement;

                         (v) to pay the Special Servicer earned and unpaid
                  Workout Fees and Liquidation Fees to which it is entitled pursuant to, and from the sources contemplated by, the second and third paragraphs of Section 3.11(c);


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



                        (vi) to reimburse the Fiscal Agent, the Indenture
                  Trustee, itself and Special Servicer, in that order (to the extent such reimbursement is made under subclause (B) below), for any unreimbursed Servicing Advances, the Indenture Trustee, Master Servicer and Special Servicer's respective rights to reimbursement pursuant to this clause (vi) with respect to any Servicing Advance being limited to (A) payments made by the related Borrower that are allocable to cover the item in respect of which such Servicing Advance was made, and
                  (B) Liquidation Proceeds, Insurance Proceeds and, if applicable, REO Revenues received in respect of the particular Mortgage Loan or REO Property as to which such Servicing Advance was made;

                       (vii) to reimburse the Fiscal Agent, the Indenture
                  Trustee, itself and the Special Servicer, in that order, for any unreimbursed Advances that have been or are determined to be Nonrecoverable Advances;

                      (viii) to pay the Fiscal Agent, the Indenture Trustee,
                  itself and the Special Servicer, in that order, any Advance Interest due and owing thereto, the Indenture Trustee, Master Servicer and Special Servicer's right to payment pursuant to this clause (viii) being limited to Default Interest collected in respect of the Mortgage Loan or REO Loan as to which the related Advances were made;

                        (ix) at or following such time as it reimburses the
                  Fiscal Agent, the Indenture Trustee, itself or the Special Servicer for any unreimbursed Advance pursuant to clause (ii),
                  (vi) or (vii) above or otherwise, and insofar as payment has not already been made pursuant to clause (viii) above, to pay the Fiscal Agent, the Indenture Trustee, itself and the Special Servicer, in that order, any related Advance Interest accrued and payable thereon;

                         (x) [reserved]

                        (xi) to pay itself, additional servicing compensation in
                  accordance with Section 3.11(b);

                       (xii) to pay itself, the Special Servicer, the Company,
                  the Manager, the Owner Trustee, the Indenture Trustee, the Fiscal Agent or any of their respective directors, officers, employees, agents and Control Persons, as the case may be, any amounts payable to any such Person pursuant to Section 4.03,
                  5.03 or 7.03(b) of this Agreement, Section 7.2 or 11.5 of the Owner Trust Agreement, Section 5.04(a)(2) of the Indenture,
                  Section 2(c) of the Management Agreement;

                      (xiii) to pay for (A) the advice of counsel contemplated
                  by Section 3.17(a)(iii), (B) the cost of the Opinions of Counsel contemplated by Sections 3.09(b), 3.16(a) and 9.02(a),
                  (C) the cost of an Opinion of Counsel contemplated by the Indenture or the Owner Trust Agreement in connection with any amendment thereof or to this Agreement or the Loan Sale Agreement that


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



                  protects or is in furtherance of the rights and interests of the Owner Trust, the holders of the Owner Trust Certificates or the Bonds, (D) the cost of recording this Agreement in accordance with Section 9.02(a), (E) to pay any and all federal, state and local taxes imposed on the Owner Trust or on any of the income, assets or transactions thereof, together with all incidental costs and expenses, and any and all expenses relating to tax audits, to the extent that none of the Owner Trustee, the Indenture Trustee, the Master Servicer or the Special Servicer is liable therefor pursuant hereto or pursuant to the Owner Trust Agreement or the Indenture, (F) any amounts payable in respect of taxes pursuant to Section
                  9.03 of the Indenture and (G) any other costs, expenses and liabilities (exclusive of Administrative Expenses and of Extraordinary Expenses not specified in this subclause (G)) that are required to be borne by the Owner Trust in accordance with applicable law or the terms of this Agreement, the Management Agreement, the Loan Sale Agreement, the Indenture or the Owner Trust Agreement (including the cost of opinions of and advice from counsel required to be obtained in connection with the performance of the duties of the Indenture Trustee or the Owner Trustee under the Indenture and the Owner Trust Agreement);

                       (xiv) to pay itself, the Special Servicer, the Seller,
                  the Majority Holder of the Controlling Class, the Majority Holder of the Owner Trust Certificates or any other Person, as the case may be, with respect to each Mortgage Loan, if any, previously purchased or substituted for by such Person pursuant to this Agreement, all amounts related to the periods after the date of such purchase or substitution received thereon subsequent to the date of purchase or substitution;

                        (xv) to pay the Manager, the Owner Trustee and the
                  Indenture Trustee earned and unpaid Management Fees, Owner Trustee Fees and Indenture Trustee Fees; and

                       (xvi) to clear and terminate the Collection Account at
                  the termination of this Agreement pursuant to Section 8.01.

                           The Master Servicer shall keep and maintain separate
accounting records, on a loan-by-loan and property-by-property basis when appropriate, in connection with any withdrawal from the Collection Account pursuant to clauses (ii) through (xvi) above.

                  (b) Once per month, the Master Servicer shall pay to the Indenture Trustee, the Fiscal Agent and the Special Servicer from the Collection Account amounts permitted to be paid to it therefrom promptly upon receipt of a certificate of a Responsible Officer of the Trustee, an officer of the Fiscal Agent and a Servicing Officer of the Special Servicer describing the item and amount to which the Special Servicer is entitled. The Master Servicer may rely conclusively on any such certificate and shall have no duty to re-calculate the amounts stated therein. The Special Servicer shall keep and maintain separate accounting for each Specially Serviced Mortgage Loan and REO Property, on a loan-by-loan and property-by-property basis, for the purpose of justifying any request for withdrawal from the Collection Account.


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                  Section 3.06.     Investment of Funds in the Collection
                                    Account and the REO Account.

                  (a) The Master Servicer may direct any depository institution maintaining the Collection Account, and the Special Servicer shall direct any depository institution maintaining the REO Account, to invest the funds held therein (each such account, for purposes of this Section 3.06, an "Investment Account") in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, not later than the Business Day immediately preceding the next succeeding date on which such funds are required to be withdrawn from such account pursuant to this Agreement. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Indenture Trustee (in its capacity as such) or in the name of the Master Servicer or the Special Servicer, as applicable, on behalf of the Indenture Trustee (in its capacity as such). The Master Servicer (with respect to Permitted Investments of amounts in the Collection Account) and the Special Servicer (with respect to Permitted Investments of amounts in the REO Account), on behalf of the Indenture Trustee, shall (and the Indenture Trustee hereby designates the Master Servicer and the Special Servicer, as applicable, as the Person that shall) (i) be the "entitlement holder" of any Permitted Investment that is a "security entitlement" and (ii) maintain "control" of any Permitted Investment that is either a "certificated security" or an uncertificated security". For purposes of this Section 3.06(a), the terms "entitlement holder", "security entitlement", "control", "certificated security" and "uncertificated security" shall have the meanings given such terms in Revised Article 8 (1994 Revision) of the Uniform Commercial Code, and "control" of any Permitted Investment by the Master Servicer or the Special Servicer shall constitute "control" by a Person designated by, and acting on behalf of, the Indenture Trustee for purposes of Revised Article 8 (1994 Revision) of the Uniform Commercial Code. If amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Master Servicer (in the case of the Collection Account) or the Special Servicer (in the case of the REO Account) shall:

                           (x) consistent with any notice required to be given
                  thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

                           (y) demand payment of all amounts due thereunder
                  promptly upon determination by the Master Servicer or the Special Servicer, as the case may be, that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

                  (b) Whether or not the Master Servicer directs the investment of funds in the Collection Account, interest and investment income realized on funds deposited therein, to the extent of the Net Investment Earnings, if any, for each such Investment Account for each Collection Period, shall be for the sole and exclusive benefit of the Master Servicer and shall be subject to its withdrawal in accordance with Section 3.05. Whether or not the Special Servicer directs the investment of funds in the REO Account, interest and investment income realized on


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



funds deposited therein, to the extent of the Net Investment Earnings, if any, for such Investment Account for each Collection Period, shall be for the sole and exclusive benefit of the Special Servicer and shall be subject to its withdrawal in accordance with Section 3.16(b). If any loss shall be incurred in respect of any Permitted Investment on deposit in any Investment Account, the Master Servicer (in the case of the Collection Account) and the Special Servicer (in the case of the REO Account) shall promptly deposit therein from its own funds, without right of reimbursement, not later than the end of the Collection Period during which such loss was incurred, the amount of the Net Investment Loss, if any, for such Collection Period.

                  (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Owner Trust and the Indenture Trustee may and, subject to Section 5.3 of the Owner Trust Agreement and Section 5.03 of the Indenture, respectively, upon the request of holders of Owner Trust Certificates or the Bonds holding not less than 25% of any Class thereof, shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

                  (d) Notwithstanding the investment of funds held in any Investment Account, for purposes of the calculations hereunder, including the calculation of the Master Servicer Remittance Amount, the amounts so invested shall be deemed to remain on deposit in such Investment Account.

                  Section 3.07. Maintenance of Insurance Policies; Errors and Omissions and Fidelity Coverage.

                  (a) The Master Servicer (with respect to Mortgage Loans including Specially Serviced Mortgage Loans) and the Special Servicer (with respect to REO Properties) shall use its best efforts in accordance with the Servicing Standards to cause the related Borrower to maintain (and, if the related Borrower does not so maintain, the Master Servicer shall maintain (subject to the provisions of this Agreement concerning Nonrecoverable Advances) to the extent the Indenture Trustee, as mortgagee on behalf of the holders of Owner Trust Certificates, has an insurable interest and to the extent available at commercially reasonable rates) for each Mortgaged Property all insurance coverage as is required under the related Mortgage subject to applicable law; provided that if and to the extent that any such Mortgage permits the holder thereof any discretion (by way of consent, approval or otherwise) as to the insurance coverage that the related Borrower is required to maintain on such Mortgaged Property, the Master Servicer shall impose such insurance requirements as are consistent with the Servicing Standards. Subject to Section 3.17, the Special Servicer shall cause to be maintained, to the extent available at commercially reasonable rates, for each REO Property no less insurance coverage than was previously required of the related Borrower under the related Mortgage and if the related Mortgage did not so require, (i) hazard insurance, (ii) public liability insurance and business interruption or rental loss insurance in such amounts as are consistent with the Servicing Standard, and the Special Servicer shall be reimbursed for the premium costs thereof as a Servicing Advance pursuant to and to the extent permitted under Section 3.05. All such insurance policies shall contain a "standard" mortgagee


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



clause, with loss payable to the Master Servicer (in the case of insurance maintained in respect of Mortgaged Property) or the Special Servicer (in the case of insurance maintained in respect of REO Properties), on behalf of the Owner Trust, and shall be issued by an insurer authorized under applicable law to issue such insurance, and unless prohibited by the related Mortgage, may contain a deductible clause (not in excess of a customary amount). Any amounts collected by the Master Servicer or the Special Servicer under any such policies (other than amounts to be applied to the restoration, remediation or repair of the related Mortgaged Property or REO Property or amounts to be released to the related Borrower, in each case in accordance with the Servicing Standard) shall be deposited in the Collection Account, subject to withdrawal pursuant to
Section 3.05, in the case of amounts received in respect of a Mortgage Loan, or in the REO Account, subject to withdrawal pursuant to Section 3.16(c), in the case of amounts received in respect of an REO Property. Any cost incurred by the Master Servicer or the Special Servicer, as the case may be, in maintaining any such insurance shall not, solely for purposes hereof, including, without limitation, calculating monthly distributions to the holders of Owner Trust Certificates, be added to unpaid principal balance or the Stated Principal Balance of the related Mortgage Loan (or any successor REO Loan), notwithstanding that the terms of such Mortgage Loan so permit; provided, however, that this provision is in no way intended to affect amounts due and owing from the related Mortgage under such Mortgage Loans.

                  (b) If the Master Servicer or the Special Servicer shall obtain and maintain, or cause to be obtained and maintained, a blanket policy or master forced placed policy insuring against hazard losses on Mortgage Loans and REO Properties that it is required to service and administer, then, to the extent such policy (i) is obtained from a Qualified Insurer and (ii) provides protection equivalent to the individual policies otherwise required, the Master Servicer or the Special Servicer, as the case may be, shall conclusively be deemed to have satisfied its obligation to cause hazard insurance to be maintained on the related Mortgaged Property. Such policy may contain a deductible clause (not in excess of a customary amount), in which case the Master Servicer or the Special Servicer, as appropriate, shall, if there shall not have been maintained on the related Mortgaged Property or REO Property a hazard insurance policy complying with the requirements of Section 3.07(a), and there shall have been one or more losses that would have been covered by such policy, promptly deposit into the Collection Account from its own funds the amount not otherwise payable under the blanket policy in connection with such loss or losses because of such deductible clause to the extent that any such deductible exceeds the deductible limitation that pertained to the related Mortgage Loan, or, in the absence of any such deductible limitation, the deductible limitation which is consistent with the Servicing Standard. The Master Servicer or the Special Servicer, as appropriate, shall prepare and present, on behalf of itself, and the Owner Trust, the Indenture Trustee, the Owner Trustee and the holders of the Bonds and the Owner Trust Certificates, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.

                  (c) Each of the Master Servicer and the Special Servicer shall at all times during the term of this Agreement (or, in the case of the Special Servicer, at all times during the term of this Agreement in which Specially Serviced Mortgage Loans or REO Properties exist as part of the Trust Estate) keep in force with a Qualified Insurer having a claims paying ability rated not lower than two ratings below the highest rating then assigned to any Class of Bonds by each

Rating Agency (unless each of the Rating Agencies has confirmed in writing that use of a Qualified Insurer with a lower rated claims paying ability shall not result in the downgrading, qualification or withdrawal of the ratings then assigned to any Class of Bonds), a fidelity bond in such form and amount as would permit it to be a qualified FNMA seller-servicer of multifamily loans, or in such other form and amount as would not adversely affect any rating assigned by either Rating Agency to any Class of Bonds (as evidenced in writing from each Rating Agency). Each of the Master Servicer and the Special Servicer shall be deemed to have complied with the foregoing provision if an Affiliate thereof has such fidelity bond coverage and, by the terms of such fidelity bond, the coverage afforded thereunder extends to the Master Servicer or the Special Servicer, as the case may be. Such fidelity bond shall provide that it may not be canceled without ten days' prior written notice to the Owner Trustee and the Indenture Trustee.

                  Each of the Master Servicer and the Special Servicer shall at all times during the term of this Agreement (or, in the case of the Special Servicer, at all times during the term of this Agreement in which Specially Serviced Mortgage Loans or REO Properties exist as part of the Trust Estate) also keep in force with a Qualified Insurer having a claims paying ability rated not lower than two ratings below the highest rating then assigned to any Class of Bonds by each Rating Agency (unless each of the Rating Agencies has confirmed in writing that use of a Qualified Insurer with a lower rated claims paying ability shall not result in the downgrading, qualification or withdrawal of the ratings then assigned to any Class of Bonds), a policy or policies of insurance covering loss occasioned by the errors and omissions of its officers and employees in connection with its servicing obligations hereunder, which policy or policies shall be in such form and amount as would permit it to be a qualified FNMA seller-servicer of multifamily mortgage loans, or in such other form and amount as would not adversely affect any rating assigned by either Rating Agency to any Class of Bonds (as evidenced in writing from each Rating Agency). Each of the Master Servicer and the Special Servicer shall be deemed to have complied with the foregoing provisions if an Affiliate thereof has such insurance and, by the terms of such policy or policies, the coverage afforded thereunder extends to the Master Servicer or the Special Servicer, as the case may be. Any such errors and omissions policy shall provide that it may not be canceled without ten days' prior written notice to the Owner Trustee and the Indenture Trustee.

                (d) Notwithstanding the foregoing, so long as the long-term unsecured debt obligations of the Master Servicer or Special Servicer, as applicable, or its respective corporate parent have been rated "A" or better by S&P and "A2" or better by Moody's (or such lower rating as will not result in qualification, downgrading or withdrawal of the ratings then assigned to the Bonds, as evidenced in writing by the Rating Agencies), the Master Servicer or Special Servicer, as applicable, shall be entitled to provide self-insurance or obtain from its respective corporate parent adequate insurance, as applicable, with respect to its obligations hereunder to maintain a fidelity bond or an errors and omissions insurance policy.

                  Section 3.08. Enforcement of Alienation Clauses; Assumption Agreements.

                  (a) With respect to those Mortgage Loans it is obligated to service hereunder, each of the Master Servicer and the Special Servicer, on behalf of the Owner Trust for the benefit of the holders of the Bonds and the Owner Trust Certificates, shall enforce the restrictions contained in the related Mortgage or in any other document in the related Mortgage Loan File on transfers or further encumbrances of the related Mortgaged Property and on transfers of interests in the related Borrower, unless (i) it has determined, consistent with the Servicing Standard, that waiver of such restrictions or consent to a transfer or further encumbrance would be in accordance with the Servicing Standard; (ii) with respect to the enforcement of any due-on-sale clause, it has obtained written confirmation from each Rating Agency that the waiver of such provision with respect to any Mortgage Loan representing more than 5% of the outstanding principal balance of the Mortgage Loans, including any other Mortgage Loans to the same Borrower or any group of cross-collateralized Mortgage Loans, will not result in the downgrading, qualification or withdrawal of the ratings then assigned to any Class of Bonds; and (iii) with respect to the enforcement of any due-on-sale encumbrance provision, it has obtained written confirmation from each Rating Agency that the waiver of such provision will not result in the downgrading, qualification or withdrawal of the ratings then assigned to any Class of Bonds. The Master Servicer or Special Servicer, as applicable, shall use its reasonable efforts to have the cost, if any, of obtaining any such confirmation paid by the Borrower; if such cost is not paid by the Borrower, the Master Servicer shall advance such amount as a Servicing Advance. After having made the determination referred to in clause (i) above, the Master Servicer or the Special Servicer, as the case may be, shall deliver to the Indenture Trustee (and the Master Servicer in the case of the Special Servicer) an Officer's Certificate setting forth the basis for such determination.

                  (b) Subject to the foregoing, the Master Servicer or the Special Servicer, as applicable, is authorized to take or enter into an assumption agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, or to release the original related Borrower from liability upon such Mortgage Loan and substitute the new Borrower as obligor thereon. To the extent permitted by law, the Master Servicer or the Special Servicer, as applicable, shall enter into an assumption or substitution agreement only if the credit status of the prospective new Borrower is in compliance with (x) the Master Servicer's or the Special Servicer's, as applicable, regular commercial mortgage origination or servicing standards and criteria, (y) the terms of the related Mortgage Loan and (z) the Servicing Standard. The Master Servicer or the Special Servicer, as applicable, shall notify the Indenture Trustee that any such assumption or substitute agreement has been completed by forwarding to the Indenture Trustee the original of such agreement, which document shall be added to the related Mortgage Loan File and shall, for all purposes, be considered a part of such Mortgage Loan File to the same extent as all other documents and instruments constituting a part thereof. In connection with any such assumption or substitution agreement, the Mortgage Rate, principal amount and other material payment terms (including any cross-collateralization and cross-default provisions) of such Mortgage Loan pursuant to the related Mortgage Note and Mortgage shall not be changed, other than in connection with a default or reasonably foreseeable default with respect to the Mortgage Loan. Assumption fees collected by the Master Servicer or the Special Servicer, as applicable, for entering into an assumption or substitution agreement will be retained by the Master Servicer or the Special Servicer, as applicable, as additional servicing compensation. Notwithstanding the foregoing, the Master Servicer or Special Servicer may consent to the assumption of a Mortgage Loan by a prospective new Borrower in a bankruptcy proceeding involving the related Mortgaged Property.

                  Section 3.09.     Realization Upon Defaulted Mortgage Loans.

                  (a) With respect to any Specially Serviced Mortgage Loan, the Special Servicer shall determine, in accordance with the Servicing Standard and subject to Sections 3.09(b) and 3.09(c), whether to grant a modification, waiver or amendment to the terms of such Specially Serviced Mortgage Loan (subject to the limitations contained in Section 3.20), commence foreclosure proceedings or attempt to sell such Specially Serviced Mortgage Loan with reference to which course of action is reasonably likely to produce a greater recovery on a present value basis with respect to such Specially Serviced Mortgage Loan. In connection with any foreclosure or other acquisition, the Master Servicer shall, at the direction of the Special Servicer, pay the costs and expenses in any such proceedings as an Advance. Nothing contained in this Section 3.09 shall be construed so as to require the Special Servicer, on behalf of the Owner Trust, to make a bid on any Mortgaged Property at a foreclosure sale or similar proceeding that is in excess of the fair market value of such property, as determined by the Special Servicer in its good faith and reasonable judgment taking into account the factors described in Section 3.18(e) and the results of any Appraisal obtained pursuant to the following sentence, all such bids to be made in a manner consistent with the Servicing Standard. If and when the Master Servicer or the Special Servicer deems it necessary and prudent for purposes of establishing the fair market value of any Mortgaged Property securing a defaulted Mortgage Loan, whether for purposes of bidding at foreclosure or otherwise, the Special Servicer or the Master Servicer, as the case may be, is authorized, and within 60 days after any Mortgage Loan becomes a Specially Serviced Mortgage Loan, the Special Servicer is required, to have an Appraisal done by a Qualified Appraiser (the cost of which Appraisal shall constitute a Servicing Advance).

                  (b) Notwithstanding the foregoing provisions of this Section 3.09, neither the Master Servicer nor the Special Servicer shall, on behalf of the Owner Trust, obtain title to a Mortgaged Property by deed in lieu of foreclosure or otherwise, or take any other action with respect to any Mortgaged Property, if, as a result of any such action, the Owner Trust, or the Indenture Trustee or Owner Trustee, could, in the reasonable judgment of the Special Servicer, made in accordance with the Servicing Standard, be considered to hold title to, to be a "mortgagee- in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of CERCLA or any comparable law, unless:

                  (A) the Special Servicer has previously determined in accordance with the Servicing Standard, based on a Phase I Environmental Assessment (and any additional environmental testing that the Special Servicer deems necessary and prudent) of such Mortgaged Property conducted by an Independent Person who regularly conducts Phase I Environmental Assessments and performed during the twelve-month period preceding any such acquisition of title or other action, that the Mortgaged Property is in compliance with applicable environmental laws and regulations and there are no circumstances or conditions present at the Mortgaged Property relating to the use, management or disposal of Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any applicable environmental laws and regulations; or

                  (B) in the event that the determination described in clause
         (A) above cannot be made, the Special Servicer has previously determined in accordance with the Servicing Standard, on the same basis as described in clause (A) above, that it would maximize the recovery to the holders of the Bonds and the Owner Trust (as a collective whole) on a present value basis (the relevant discounting of anticipated collections that will be paid to the holders of the Bonds and the Owner Trust to be performed at the related Net Mortgage Rate) to acquire title to or possession of the Mortgaged Property and to take such remedial, corrective and/or other further actions as are necessary to bring the Mortgaged Property into compliance with applicable environmental laws and regulations and to appropriately address any of the circumstances and conditions referred to in clause (A) above.

                  Any such determination by the Special Servicer shall be evidenced by an Officer's Certificate to such effect delivered to the Owner Trustee, to the Indenture Trustee, to the Directing Bondholder and to the Master Servicer and specifying all of the bases for such determination, such Officer's Certificate to be accompanied by all related environmental reports. The Special Servicer shall undertake, in good faith, reasonable efforts to make the determination referred to in clause (B) above, and may conclusively rely on the Phase I Environmental Assessment referred to above, and upon an Opinion of Counsel, in making such determination. The cost of any such Phase I Environmental Assessment and any such Opinion of Counsel, and the cost of any Phase I Environmental Assessment, additional environmental testing and remedial, corrective or other further action contemplated by clause (A) or clause (B) above, may be reimbursed to the Special Servicer from the Collection Account as a Servicing Advance pursuant to Section 3.05.

                  (c) If the environmental testing contemplated by Section 3.09(b) above establishes that any of the conditions set forth in clause (A) has not been satisfied with respect to any Mortgaged Property securing a defaulted Mortgage Loan, the Special Servicer shall take such action as is in accordance with the Servicing Standard (other than proceeding against the Mortgaged Property) and, at such time as it deems appropriate, may, on behalf of the Owner Trust and the Indenture Trustee, release all or a portion of such Mortgaged Property from the lien of the related Mortgage.

                  (d) The Special Servicer shall report to the Owner Trustee, the Indenture Trustee, the Master Servicer and the Directing Bondholder monthly in writing as to any actions taken by the Special Servicer with respect to any Mortgaged Property as to which the environmental testing contemplated in Section 3.09(b) above has revealed that any of the conditions set forth in clause (A) above have not been satisfied, in each case until the earliest to occur of satisfaction of all such conditions, release of the lien of the related Mortgage on such Mortgaged Property and the related Mortgage Loan becoming a Corrected Mortgage Loan.

                  (e) The Special Servicer shall have the right to determine, in accordance with the Servicing Standard, the advisability of seeking to obtain a deficiency judgment if the state in which the Mortgaged Property is located and the terms of the Mortgage Loan permit such an action and shall, in accordance with the Servicing Standard, seek such deficiency judgment if it deems advisable.

                  (f) The Special Servicer shall prepare and file the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050J and 6050P of the Code and promptly deliver to the Owner Trustee and the Indenture Trustee an Officer's Certificate stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050J and 6050P of the Code.

                  (g) The Special Servicer shall maintain accurate records, prepared by a Servicing Officer, of each Final Recovery Determination in respect of any Mortgage Loan or REO Property and the basis thereof. Each Final Recovery Determination shall be evidenced by an Officer's Certificate delivered to the Owner Trustee, the Indenture Trustee and the Master Servicer not later than the third Business Day following such Final Recovery Determination.

                  Section 3.10. Owner Trust and Indenture Trustee to Cooperate; Release of Mortgage Loan Files.

                  (a) Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Master Servicer shall promptly notify the Owner Trustee and the Indenture Trustee by a certification (which certification shall be in the form of a Request for Release in the form of Exhibit B-1 attached hereto, shall be accompanied by the form of any necessary release or discharge and shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 3.04(a) have been or will be so deposited) of a Servicing Officer (a copy of which certification shall be delivered to the Special Servicer and the Owner Trustee) and shall request delivery to it of the related Mortgage Loan File. Upon receipt of such certification and request, the Indenture Trustee shall promptly release the related Mortgage Loan File to the Master Servicer and the Indenture Trustee and the Owner Trust shall deliver to the Master Servicer such release or discharge, duly executed. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Collection Account.

                  (b) If from time to time, the Indenture Trustee, upon request of the Master Servicer and receipt from the Master Servicer of a Request for Release in the form of Exhibit B-1 attached hereto signed by a Servicing Officer thereof, or upon request of the Special Servicer and receipt from the Special Servicer of a Request for Release in the form of Exhibit B-2 attached hereto, shall release such Mortgage Loan File (or portion thereof) to the Master Servicer or the Special Servicer, as the case may be. Upon return of such Mortgage Loan File (or portion thereof) to the Indenture Trustee, or upon the Special Servicer's delivery to the Indenture Trustee of an Officer's Certificate stating that (i) such Mortgage Loan was liquidated and all amounts received or to be received in connection with such liquidation that are required to be deposited into the Collection Account pursuant to Section 3.04(a) have been or will be so deposited or (ii) such Mortgage Loan has become an REO Property, a copy of the Request for Release shall be released by the Indenture Trustee to the Master Servicer or the Special Servicer, as applicable.

                  (c) Within seven Business Days of the Special Servicer's request therefor (or, if the Special Servicer notifies the Owner Trustee and the Indenture Trustee of an exigency, within such shorter period as is reasonable under the circumstances), each of the Owner Trust and the Indenture Trustee shall execute and deliver to the Special Servicer, in the form supplied to the Owner Trustee and the Indenture Trustee by the Special Servicer, any court pleadings, requests for trustee's sale or other documents reasonably necessary to the foreclosure or sale in respect of any Mortgaged Property or to any legal action brought to obtain judgment against any Borrower on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity or to defend any legal action or counterclaim filed against the Owner Trust, the Master Servicer or the Special Servicer; provided that each of the Owner Trust and the Indenture Trustee may alternatively execute and deliver to the Special Servicer, in the form supplied to the Owner Trustee and the Indenture Trustee by the Special Servicer, a limited power of attorney issued in favor of the Special Servicer and empowering the Special Servicer to execute and deliver any or all of such pleadings or documents on behalf of the Owner Trust or the Indenture Trustee, as the case may be, provided, however, that none of the Owner Trust, the Owner Trustee or the Indenture Trustee shall be held liable for any misuse of such power of attorney by the Special Servicer and the Special Servicer hereby agrees to indemnify the Owner Trust, the Owner Trustee and the Indenture Trustee against, and hold the Owner Trust, the Owner Trustee and the Indenture Trustee harmless from, any loss or liability arising from any misuse of such power of attorney. Together with such pleadings or documents (or such power of attorney empowering the Special Servicer to execute the same on behalf of the Owner Trust and the Indenture Trustee), the Special Servicer shall deliver to each of the Owner Trustee and the Indenture Trustee an Officer's Certificate requesting that such pleadings or documents (or such power of attorney empowering the Special Servicer to execute the same on behalf of the Owner Trust or the Indenture Trustee, as the case may be) be executed by the Owner Trust or the Indenture Trustee and certifying as to the reason such pleadings or documents are required and that the execution and delivery thereof by the Owner Trust or the Indenture Trustee (or by the Special Servicer on behalf of the Owner Trust or the Indenture Trustee) will not invalidate or otherwise affect the lien of the related Mortgage, except for the termination of such a lien upon completion of the foreclosure or sale.

                  Section 3.11. Servicing Compensation; Interest on Servicing Advances.

                  (a) As compensation for its activities hereunder, the Master Servicer shall be entitled to receive the Master Servicing Fee with respect to each Mortgage Loan (including, without limitation, each Specially Serviced Mortgage Loan) and REO Loan. As to each such Mortgage Loan and REO Loan, the Master Servicing Fee shall accrue at the applicable Master Servicing Fee Rate on the basis of the same principal amount and for the same period respecting which the related interest payment due on such Mortgage Loan or deemed to be due on such REO Loan is computed. The Master Servicing Fee with respect to any Mortgage Loan or REO Loan shall cease to accrue if a Liquidation Event occurs in respect thereof. Earned but unpaid Master Servicing Fees shall be payable monthly, on a loan-by-loan basis, from payments of interest on each Mortgage Loan and REO Revenues allocable as interest on each REO Loan. The Master Servicer shall be entitled to recover unpaid Master Servicing Fees in respect of any Mortgage Loan or REO Loan out of Insurance Proceeds or Liquidation Proceeds, to the extent permitted by


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



Section 3.05(a). The right to receive the Master Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Master Servicer's responsibilities and obligations under this Agreement.

                  (b) The Master Servicer shall also be entitled to additional servicing compensation in the form of: (i) any Prepayment Interest Excesses;
(ii) Default Interest collected on the Mortgage Loan to the extent allocable to the period when the related Mortgage Loan did not constitute a Specially Serviced Mortgage Loan or REO Property and not applied to pay interest on Advances, Workout Fees and Liquidation Fees; (iii) interest or other income earned on deposits in the Collection Account, in accordance with Section 3.06(b) (but only to the extent of the Net Investment Earnings, if any, with respect to the Collection Account for each Collection Period); (iv) late payment charges and/or charges for checks returned for insufficient funds that are paid or payable, as the context may require, in respect of any Mortgage Loan or REO Loan; (v) to the extent not required to be paid to any Borrower under applicable law or under the related Mortgage, any interest or other income earned on deposits in the Servicing Accounts maintained thereby; and (vi) extension fees, assumption fees, modification fees and similar processing fees with respect to Mortgage Loans other than REO Loans and Specially Serviced Mortgage Loans. The Master Servicer shall be required to pay out of its own funds all expenses incurred by it in connection with its servicing activities hereunder (including, without limitation, payment of any amounts due and owing to any of Sub-Servicers retained by it and the premiums for any blanket policy insuring against hazard losses pursuant to Section 3.07(b)), if and to the extent such expenses are not payable directly out of the Collection Account, and the Master Servicer shall not be entitled to reimbursement therefor except as expressly provided in this Agreement, except for the incremental cost of such insurance applicable to a Mortgage Loan or REO Property which shall be reimbursed as a Servicing Advance.

                  (c) As compensation for its activities hereunder, the Special Servicer shall be entitled to receive the Special Servicing Fee with respect to each Specially Serviced Mortgage Loan and each REO Loan. As to each Specially Serviced Mortgage Loan and REO Loan, the Special Servicing Fee shall accrue from time to time at the Special Servicing Fee Rate on the basis of the same principal amount and for the same period respecting which any related interest payment due on such Mortgage Loan or deemed to be due on such REO Loan is computed. The Special Servicing Fee with respect to any Specially Serviced Mortgage Loan or REO Loan shall cease to accrue as of the date a Liquidation Event occurs in respect thereof or it becomes a Corrected Mortgage Loan. Earned but unpaid Special Servicing Fees shall be payable monthly out of general collections on the Mortgage Loans and any REO Properties on deposit in the Collection Account pursuant to Section 3.05(a).

                  As further compensation for its activities hereunder, the Special Servicer shall be entitled to receive the Workout Fee with respect to each Corrected Mortgage Loan. As to each Corrected Mortgage Loan, the Workout Fee shall be payable out of the Collection Account, and shall be calculated by application of the Workout Fee Rate to the outstanding principal balance of such Mortgage Loan as of the date it became a Corrected Mortgage Loan; provided that the Workout Fee for any Mortgage Loan may not exceed $50,000. With respect to each Corrected Mortgage Loan, 50% of the Workout Fee will be payable to the Special Servicer on the date such


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



Mortgage Loan becomes a Corrected Mortgage Loan and 50% of the Workout Fee will be payable to the Special Servicer on the first date thereafter on which such Mortgage Loan has not been 30 days or more delinquent or otherwise in default for six continuous months. If the Special Servicer is terminated other than for cause or resigns in accordance with Section 5.04, it shall retain the right to receive any and all Workout Fees payable in respect of Mortgage Loans that became Corrected Mortgage Loans during the period that it acted as Special Servicer and were not 30 days or more delinquent or otherwise in default at the time of such termination or resignation (and the successor Special Servicer shall not be entitled to any portion of such Workout Fees), in each case until such Mortgage Loan becomes a Specially Serviced Mortgage Loan or the related Mortgaged Property has become an REO Property.

                  As further compensation for its activities hereunder, the Special Servicer shall also be entitled to receive a Liquidation Fee with respect to each Specially Serviced Mortgage Loan or REO Property as to which it receives any full or discounted payoff from the related Borrower or any Liquidation Proceeds or Insurance Proceeds (other than in connection with the purchase or other removal from the Trust Estate of any such Specially Serviced Mortgage Loan or REO Property by the Majority Holder of the Controlling Class, the Special Servicer or the Master Servicer pursuant to or as contemplated by
Section 3.18 or by the Seller pursuant to the Loan Sale Agreement or pursuant to
Section 8.01). As to each such Specially Serviced Mortgage Loan or REO Property, the Liquidation Fee shall be payable out of, and shall be calculated by application of the Liquidation Fee Rate to, such full or discounted payoff, Liquidation Proceeds and/or Insurance Proceeds, in each case net of any portion of such payment or proceeds payable or reimbursable to the Master Servicer or the Special Servicer to cover related unpaid or unreimbursed Master Servicing Fees, Special Servicing Fees and/or Advances. The Liquidation Fee with respect to any such Specially Serviced Mortgage Loan will not be payable if such Mortgage Loan becomes a Corrected Mortgage Loan. Notwithstanding anything herein to the contrary, the Liquidation Fee for any one Mortgage Loan shall not exceed $100,000 and no Liquidation Fee will be payable in connection with the receipt of, or out of, Liquidation Proceeds collected as a result of the purchase of any Specially Serviced Mortgage Loan or REO Property described in the parenthetical to the first sentence of this paragraph.

                  The Special Servicer's right to receive the Special Servicing Fee, the Workout Fee and/or the Liquidation Fee may not be transferred in whole or in part except in connection with the transfer of all of the Special Servicer's responsibilities and obligations under this Agreement.

                  (d) Additional servicing compensation in the form of any extension fees, modification fees, any assumption fees and similar processing fees received on or with respect to Mortgage Loans may be retained by the Master Servicer (except when received on or with respect to Specially Serviced Mortgage Loans or REO Loans, then such fees may be retained by the Special Servicer (to the extent collected by the Special Servicer), or shall be promptly paid to the Special Servicer by the Master Servicer (to the extent collected by the Master Servicer)), and in any event shall not be required to be deposited in the Collection Account pursuant to Section 3.04(a). The Master Servicer shall also be entitled to all fees received in connection with any payments returned for non-sufficient funds. The Special Servicer shall also be entitled to any Net Penalty Charges received on the Mortgage Loans that are not required to be paid as additional servicing compensation to the Master Servicer. To the extent collected by the Special Servicer, additional servicing compensation in the form of any Net Penalty Charges that the Master Servicer is entitled to as additional servicing compensation shall be paid promptly by the Special Servicer to the Master Servicer. The Special Servicer shall be required to pay out of its own funds all expenses incurred by it in connection with its servicing activities hereunder (including, without limitation, payment of any amounts due and owing to any of Sub-Servicers retained by it and the premiums for any blanket policy obtained by it insuring against hazard losses pursuant to Section 3.07(b)), if and to the extent such expenses are not payable directly out of the Collection Account or the REO Account, and the Special Servicer shall not be entitled to reimbursement except as expressly provided in this Agreement, except for the incremental cost of such insurance applicable to a Mortgage Loan or REO Property which shall be reimbursed as a Servicing Advance.

                  (e) As and to the extent permitted by Section 3.05, the Master Servicer and the Special Servicer shall each be entitled to receive interest at the Reimbursement Rate in effect from time to time, accrued on the amount of each Servicing Advance made thereby for so long as such Servicing Advance is outstanding. The Master Servicer shall reimburse itself or the Special Servicer, as appropriate, for any Servicing Advance with accrued interest as soon as practicable after funds available for such purpose are deposited in the Collection Account.

                  Section 3.12. Property Inspections; Collection of Financial Statements; Delivery of Certain Reports.

                  (a) The Master Servicer shall perform (or cause to be performed) a physical inspection of each Mortgaged Property (other than Mortgaged Properties constituting collateral for Specially Serviced Mortgage Loans) at such times and in such manner as are consistent with the Master Servicer's normal servicing procedures, but in any event (i) at least once every year with respect to each Mortgaged Property securing a Mortgage Loan with an outstanding principal balance in excess of $1,000,000, and (ii) at least once every other year with respect to each Mortgaged Property securing a Mortgage Loan with an outstanding principal balance of less than or equal to $1,000,000. The expense of such inspections shall be borne by the Master Servicer without reimbursement hereunder. The Master Servicer shall prepare a written report of each such inspection performed by it that sets forth in detail the condition of the Mortgaged Property and that specifies the existence of: (i) any sale, transfer or abandonment of the Mortgaged Property of which the Master Servicer is aware, (ii) any change in the condition or value of the Mortgaged Property that it, in its good faith and reasonable judgment, considers material, or (iii) any waste committed on the Mortgaged Property. The Master Servicer shall deliver to the Owner Trustee, the Indenture Trustee and the holders of the Controlling Class a copy of each such written report prepared by it during each calendar quarter within 15 days of the end of such quarter.

                  (b) The Special Servicer shall at its expense perform a physical inspection of each Mortgaged Property as soon as practicable after the related Mortgage Loan becomes a Specially Serviced Mortgage Loan. The Special Servicer shall prepare a written report of each such inspection performed by it that sets forth in detail the condition of the Mortgaged Property and that specifies the existence of: (i) any sale, transfer or abandonment of the Mortgaged Property of which the Special Servicer is aware, (ii) any change in the condition or value of the Mortgaged

Property that it, in its good faith and reasonable judgment, considers material, or (iii) any waste committed on the Mortgaged Property. The Special Servicer shall deliver to the Owner Trustee, the Indenture Trustee and the holders of the Controlling Class and to the Master Servicer a copy of each such written report prepared by it during each calendar quarter within 15 days of the end of such quarter.

                  (c) The Special Servicer, in the case of any Specially Serviced Mortgage Loan, and the Master Servicer, in the case of all other Mortgage Loans, shall make reasonable efforts to collect promptly from each related Borrower and review annual operating statements of the related Mortgaged Property, and financial statements of such Borrower, whether or not delivery of such items is required pursuant to the terms of the related Mortgage Note or Mortgage or otherwise. In addition, the Special Servicer shall cause annual operating statements to be regularly prepared in respect of each REO Property and shall collect all such items promptly following their preparation. The Master Servicer and the Special Servicer shall each deliver copies of all of the foregoing items so collected thereby during a calendar year to the Owner Trustee, the Indenture Trustee, the holders of the Controlling Class and, in the case of the Special Servicer, the Master Servicer on or before March 31 of the following year.

                  Section 3.13.     Annual Statement as to Compliance.

                  Each of the Master Servicer and the Special Servicer shall deliver to the Owner Trustee, to the Indenture Trustee and, in the case of the Special Servicer, to the Master Servicer, on or before March 31 of each year, beginning March 31, 1999, an Officer's Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer or the Special Servicer, as the case may be, during the preceding calendar year and of its performance under this Agreement has been made under such officer's supervision, (ii) to the best of such officer's knowledge, based on such review, the Master Servicer or the Special Servicer, as the case may be, maintained an effective internal control system over the servicing of the Mortgage Loans and fulfilled in all material respects throughout the year its obligations under this Agreement or, if there was not an effective internal control system or a default in the fulfillment of any such obligation in any material respect, such Officer's Certificate shall include a description of such lack of controls or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) the Master Servicer or the Special Servicer, as the case may be, has received no written notice regarding qualification, or challenging the classification or the status, of the Owner Trust as a "qualified real estate investment trust subsidiary" within the meaning of Section 856(i) of the Code from the Internal Revenue Service or any other governmental agency or body or, if it has received any such notice, specifying the details thereof.

                  Section 3.14.     Reports by Independent Public Accountants.

                  On or before April 30 of each year, beginning April 30, 1999, each of the Master Servicer and the Special Servicer, at its expense, shall cause a firm of independent public accountants (which may also render other services to the Master Servicer or the Special Servicer, as the case may be) to furnish to the Owner Trustee and the Indenture Trustee and, in the case of


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



the Special Servicer, to the Master Servicer a report containing such firm's opinion that, on the basis of an examination conducted by such firm substantially in accordance with procedures set forth in the Uniform Single Attestation Program for Mortgage Bankers, as applicable, the assertion made by an officer of the Master Servicer or the Special Servicer, as applicable, regarding maintenance of an effective internal control system by the Master Servicer or the Special Servicer, as the case may be, during the preceding calendar year is fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such institute's standards require it to report. In rendering such statement, such firm may rely, as to matters relating to direct servicing of mortgage loans by Sub-Servicers, upon comparable reports for examinations conducted substantially in accordance with such firm's standards (rendered within one year of such report) with respect to the related Sub-Servicer.

                  Section 3.15.     Access to Certain Information.

                  Each of the Master Servicer and the Special Servicer shall afford to the other, to the Company, the Manager, the Owner Trustee and the Indenture Trustee and any banking or insurance regulatory authority that may exercise authority over any holder of Bonds or Owner Trust Certificates, access to any records regarding the Mortgage Loans and its servicing thereof (as required by applicable regulations of the Federal Reserve Board, the FDIC, the OTS or any such governmental or regulatory body), which are within its control, except to the extent it is prohibited from doing so by applicable law or contract or to the extent such information is subject to a privilege under applicable law to be asserted on behalf of the Owner Trust or the holders of the Bonds or the Owner Trust Certificates. Such access shall be afforded without charge but only upon reasonable prior written request and during normal business hours at the offices of the Master Servicer or the Special Servicer, as the case may be, designated by it.

                  Section 3.16.     Title to REO Property; REO Account.

                  (a) If title to any Mortgaged Property is acquired (thereby becoming an REO Property), the deed or certificate of sale shall be issued to the Owner Trust or a wholly-owned subsidiary of the Owner Trust. Upon acquisition of such REO Property, the Special Servicer shall, if any amount remains due and owing under the related Mortgage Note, prepare and deliver to the Owner Trustee for execution and delivery to the Indenture Trustee a new Mortgage (along with appropriate UCC Financing Statements), as applicable, in favor of the Indenture Trustee to secure the lien of the Indenture. The cost of preparing, delivering and recording such new Mortgage and any other related loan documents shall be paid as an expense of the Owner Trust from the Collection Account.

                  (b) The Special Servicer shall segregate and hold all funds collected and received in connection with any REO Property separate and apart from its own funds and general assets. If an acquisition of any REO Property shall occur, the Special Servicer shall establish and maintain one or more accounts (collectively, the "REO Account"), held on behalf of the Indenture Trustee for the benefit of the holders of the Bonds and the Owner Trust Certificates, for the retention of revenues and other proceeds derived from each REO Property. The REO Account shall be an Eligible Account. The Special Servicer shall deposit, or cause to be deposited, in the

REO Account, within one Business Day of receipt, all REO Revenues, Insurance Proceeds and Liquidation Proceeds received in respect of an REO Property. Funds in the REO Account, to the extent invested, shall be invested in Permitted Investments in accordance with Section 3.06. The Special Servicer shall be entitled to make withdrawals from the REO Account to pay itself, as additional servicing compensation in accordance with Section 3.11(d), interest and investment income earned in respect of amounts held in the REO Account as provided in Section 3.06(b) (but only to the extent of the Net Investment Earnings with respect to the REO Account for any Collection Period). The Special Servicer shall give notice to the other parties hereto and to the Holders of the Controlling Class of the location of the REO Account when first established and of the new location of the REO Account prior to any change thereof.

                  (c) The Special Servicer shall withdraw from the REO Account funds necessary for the proper operation, management, maintenance and disposition of any REO Property, but only to the extent of amounts on deposit in the REO Account for the related REO Property. Within two Business Days following the end of each Collection Period, the Special Servicer shall withdraw from the REO Account and deliver to the Master Servicer (which shall deposit such amounts into the Collection Account) the aggregate of all amounts received in respect of each REO Property during such Collection Period, net of any withdrawals made out of such amounts pursuant to the preceding sentence; provided that the Special Servicer may retain in the REO Account such portion of proceeds and collections as may be necessary to maintain a reserve of sufficient funds for the proper operation, management, maintenance and disposition of the related REO Property (including the creation of a reasonable reserve for repairs, replacements and necessary capital improvements and other related expenses), such reserve not to exceed an amount sufficient to cover such items to be incurred during the following twelve-month period.

                  (d) The Special Servicer shall keep and maintain separate records, on a property-by-property basis, for the purpose of accounting for all deposits to, and withdrawals from, the REO Account pursuant to Section 3.16(b) or (c).

                  Section 3.17.     Management of REO Property.

                  (a) Prior to the acquisition of title to any Mortgaged Property securing a defaulted Mortgage Loan, the Special Servicer shall review the operation of such Mortgaged Property and determine the nature of the income that would be derived from such property if it were acquired by the Owner Trust. If the Special Servicer determines from such review that:

                         (i) None of the income from Directly Operating such
                  Mortgaged Property would be subject to tax as "net income from foreclosure property" within the meaning of Section 857(b)(4)(B) of the Code (such tax referred to herein as an "REO Tax"), such Mortgaged Property may be Directly Operated by the Special Servicer as REO Property;

                        (ii) Directly Operating such Mortgaged Property as an
                  REO Property could result in income from such property that would be subject to an REO Tax, but that a lease of such property to another party to operate such property, or the performance of some services by an Independent Contractor with respect to such property, or another method of operating such property would not result in income subject to an REO Tax, then the Special Servicer may (provided, that in the good faith and reasonable judgment of the Special Servicer, it is commercially feasible) acquire such Mortgaged Property as REO Property and so lease or operate such REO Property; or

                       (iii) It is reasonable to believe that Directly Operating
                  such property as REO Property could result in income subject to an REO Tax and that no commercially feasible means exists to operate such property as REO Property without the Owner Trust incurring or possibly incurring an REO Tax on income from such property, the Special Servicer shall deliver to the Owner Trustee and the Indenture Trustee, in writing, a proposed plan (the "Proposed Plan") to manage such property as REO Property. Such plan shall include potential sources of income, and to the extent commercially feasible, estimates of the amount of income from each such source. Within a reasonable period of time after receipt of such plan, the Owner Trust shall consult with the Indenture Trustee and the Special Servicer and shall advise the Indenture Trustee and the Special Servicer of the Owner Trust's federal income tax reporting position with respect to the various sources of income that the Owner Trust would derive under the Proposed Plan.
                   In
                  addition, the Owner Trust shall (to the maximum extent possible) advise the Indenture Trustee and the Special Servicer of the estimated amount of taxes that the Owner Trust would be required to pay with respect to each such source of income.
                  After receiving the information described in the two preceding sentences from the Owner Trust, the Special Servicer shall consult with the Indenture Trustee and shall either (A) implement the Proposed Plan (after acquiring the respective Mortgaged Property as REO Property) or (B) manage and operate such property in a manner that would not result in the imposition of an REO Tax on the income derived from such property.

The Special Servicer's decision as to how each REO Property shall be managed and operated shall be based in either case on the good faith and reasonable judgment of the Special Servicer as to which means would be in the best interest of the Owner Trust by maximizing (to the extent commercially feasible) the net after-tax REO Revenues received by the Owner Trust with respect to such property and, to the extent consistent with the foregoing, in the same manner as would prudent mortgage loan servicers and asset managers operating acquired mortgaged property comparable to the respective Mortgaged Property. The Owner Trustee, the Indenture Trustee and the Special Servicer may consult with counsel at the expense of the Owner Trust in connection with determinations required under this
Section 3.17(a). None of the Owner Trustee, the Indenture Trustee or the Special Servicer shall be liable to the Owner Trust, the holders of the Bonds or the Owner Trust Certificates, the other parties hereto or each other, nor shall the Owner Trust be liable to any such holders or to the other parties hereto, for errors in judgment made in good faith in the exercise of their discretion while performing their respective responsibilities under this Section 3.17(a). Nothing in this Section 3.17(a) is intended to prevent the sale of a

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Defaulted Mortgage Loan or REO Property pursuant to the terms and subject to the conditions of Section 3.18.

                  (b) If title to any Mortgaged Property is acquired (thereby becoming an REO Property), the Special Servicer shall manage, conserve, protect and operate such REO Property for the benefit of the Owner Trust solely for the purpose of its prompt disposition and sale. Except as provided in Section 3.17(a), the Special Servicer shall not enter into any lease, contract or other agreement that causes the Owner Trust to receive, and (unless required to do so under any lease, contract or agreement to which the Special Servicer or the Owner Trust may become a party or successor to a party due to a foreclosure, deed-in-lieu of foreclosure or other similar exercise of a creditor's rights or remedies with respect to a Mortgage Loan) shall not cause or allow the Owner Trust to receive any "net income from foreclosure property" that is subject to taxation under Section 857(b)(4)(B) of the Code. Subject to the foregoing, however, the Special Servicer shall have full power and authority to do any and all things in connection therewith as are consistent with the Servicing Standard and, consistent therewith, shall withdraw from the REO Account, to the extent of amounts on deposit therein with respect to any REO Property, funds necessary for the proper operation, management, maintenance and disposition of such REO Property, including:

                         (i) all insurance premiums due and payable in respect
                  of such REO roperty;

                        (ii) all real estate and personal property taxes and
                  assessments in respect of such REO Property that may result in the imposition of a lien thereon (including taxes or other amounts which could constitute liens prior to or on parity with the lien of the related Mortgage);

                       (iii) any ground rents in respect of such REO Property;
                  and

                        (iv) all costs and expenses necessary to maintain,
                  lease, sell, protect, manage, operate and restore such REO Property.

To the extent that amounts on deposit in the REO Account in respect of any REO Property are insufficient for the purposes set forth in clauses (i) through (iv) above with respect to such REO Property, the Special Servicer shall make Servicing Advances in such amounts as are necessary for such purposes unless (as evidenced by an Officer's Certificate delivered to the Owner Trustee and the Indenture Trustee) the Special Servicer would not make such advances if the Special Servicer determines, in accordance with the Servicing Standard, that such payment would be a Nonrecoverable Advance; provided, however, that the Special Servicer may in its sole discretion make any such Servicing Advance without regard to recoverability if it is a necessary fee or expense incurred in connection with the defense or prosecution of legal proceedings.

                  (c) If consistent with the determinations made pursuant to
Section 3.17(a), the Special Servicer may contract with any Independent Contractor for the operation and management of any REO Property, provided that:

                         (i) the terms and conditions of any such contract (A)
                  may not be inconsistent herewith, (B) shall reflect an agreement reached at arm's length and (C) shall be consistent with the provisions of Section 856 of the Code and Treasury Regulation ss.1.856.4(b)(5);

                        (ii) the fees of such Independent Contractor (which
                  shall be expenses of the Owner Trust) shall be reasonable and customary in consideration of the nature and locality of the REO Property;

                       (iii) any such contract shall require, or shall be
                  administered to require, that the Independent Contractor, in a timely manner, (A) pay all costs and expenses incurred in connection with the operation and management of such REO Property, including those listed in Section 3.17(b) above, and
                  (B) remit all related revenues collected (net of its fees and such costs and expenses) to the Special Servicer upon receipt but only to the extent consistent with the provisions of
                  Section 856 of the Code and Treasury Regulation ss.1.856.4(b)(5);

                        (iv) none of the provisions of this Section 3.17(c)
                  relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Special Servicer of any of its duties and obligations hereunder with respect to the operation and management of any such REO Property; and

                         (v) the Special Servicer shall be obligated with
                  respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

The Special Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Special Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification.

                  Section 3.18.     Sale of Mortgage Loans and REO Properties.

                  (a) The parties hereto may sell or purchase, or permit the sale or purchase of, a Mortgage Loan or REO Property only on the terms and subject to the conditions set forth in this Section 3.18 or as otherwise expressly provided in or contemplated by Sections 2.03(a) and 8.01.

                  (b) If the Special Servicer has determined, in its good faith and reasonable judgment, that any Defaulted Mortgage Loan will become subject to foreclosure or similar proceedings (other than any such Defaulted Mortgage Loan that it determines, in its reasonable good faith judgment, is in default to avoid pre-payment restrictions), the Special Servicer shall promptly so notify in writing the Owner Trustee, the Indenture Trustee and the Master Servicer, and the Master Servicer may at its option or, if the Master Servicer does not exercise such option, the Special Servicer may at its option purchase from the Owner Trust, at a price equal to the applicable Purchase Price, such Defaulted Mortgage Loan free and clear of the lien of the Indenture. The Purchase Price for any Mortgage Loan purchased under this paragraph (b) shall be deposited into the Collection Account, and upon receipt of an Officer's Certificate from the Master Servicer to the effect that such deposit has been made (which the Master Servicer shall deliver to the Indenture Trustee and the Owner Trustee promptly after such deposit is made), together with a request for release in the form of Exhibit B-1, the Indenture Trustee shall release or cause to be released to the Master Servicer or the Special Servicer, as applicable, the related Mortgage Loan File and each of the Owner Trust and the Indenture Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as shall be provided to it and are reasonably necessary to vest in the Master Servicer or the Special Servicer, as applicable, the ownership of such Mortgage Loan. In connection with any such purchase by the Master Servicer, the Special Servicer shall deliver the related Servicing File to the Master Servicer.

                  (c) If neither the Master Servicer nor the Special Servicer has purchased any Defaulted Mortgage Loan within 30 days of the receipt by the Master Servicer of notice in respect thereof pursuant to Section 3.18(b) above, the Master Servicer shall, within 10 days after the end of such 30-day period (or after the waiver by the Master Servicer and the Special Servicer of any such purchase rights), so notify the Indenture Trustee, which shall in turn so notify the Majority Holder of the Controlling Class, and such holder may at its option purchase such Defaulted Mortgage Loan from the Owner Trust within 30 days after its receipt of such notice, free and clear of the lien of the Indenture, at a price equal to the Purchase Price. The Purchase Price for any such Mortgage Loan purchased under this paragraph (c) shall be deposited into the Collection Account, and upon receipt of an Officer's Certificate from the Master Servicer to the effect that such deposit has been made (which the Master Servicer shall deliver to the Indenture Trustee and the Owner Trustee promptly after such deposit is made), together with a request for release in the form of Exhibit B-1, the Indenture Trustee shall release or cause to be released to the Person effecting such purchase the related Mortgage Loan File and each of the Owner Trust and the Indenture Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as shall be provided to it and are reasonably necessary to vest in such Person the ownership of such Mortgage Loan. In connection with any such purchase, the Special Servicer shall deliver the related Servicing File to the Person effecting such purchase.

                  (d) The Special Servicer may offer to sell any Defaulted Mortgage Loan not otherwise purchased pursuant to Section 3.18(b) or Section 3.18(c) above, if and when the Special Servicer determines, consistent with the Servicing Standard, that such a sale would be in the best economic interests of the Bondholders. Such offer shall be made in a commercially reasonable manner (which, for purposes hereof, includes an offer to sell without representation or warranty other than customary warranties of title and condition, if liability for breach thereof is limited to recourse against the Owner Trust) for a period of not less than 10 days. Unless the Special Servicer determines that acceptance of any bid would not be in the best economic interests of the


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Bondholders, the Special Servicer shall accept the highest cash bid received from any Person that constitutes a fair price for such Mortgage Loan. In the absence of any bid determined as provided below to be fair, the Special Servicer shall proceed with respect to such Defaulted Mortgage Loan in accordance with
Section 3.09.

                  The Special Servicer shall use its best efforts to solicit bids for each REO Property in such manner as will be reasonably likely to realize a fair price. The Special Servicer shall accept the first (and, if multiple bids are received contemporaneously, highest) cash bid received from any Person that constitutes a fair price for such REO Property. If the Special Servicer reasonably believes that it will be unable to realize a fair price for any REO Property within three years after the date of foreclosure, the Special Servicer shall dispose of such REO Property upon such terms and conditions as the Special Servicer shall deem necessary and desirable to maximize the recovery thereon under the circumstances and, in connection therewith, shall accept the highest outstanding cash bid, regardless of from whom received.

                  The Special Servicer shall give the Indenture Trustee and the Master Servicer not less than five Business Days' prior written notice of its intention to sell any Defaulted Mortgage Loan or REO Property pursuant to this
Section 3.18(d). No Interested Person shall be obligated to submit a bid to purchase any such Mortgage Loan or REO Property, and notwithstanding anything to the contrary herein, neither the Owner Trustee or the Indenture Trustee, in their individual capacities, or the Fiscal Agent nor any of their respective Affiliates may bid for or purchase any Defaulted Mortgage Loan or REO Property pursuant hereto.

                  (e) Whether any cash bid constitutes a fair price for any Defaulted Mortgage Loan or REO Property, as the case may be, for purposes of
Section 3.18(d), shall be determined by the Special Servicer or, if such cash bid is from the Special Servicer or an Affiliate of the Special Servicer, by the Indenture Trustee or, if the expected Liquidation Proceeds with respect to such Defaulted Mortgage Loan or REO Property would be insufficient to provide reimbursement for all unreimbursed Advances, together with any related Advance Interest thereon, by the Master Servicer. In determining whether any bid received from an Interested Person represents a fair price for any such Mortgage Loan or REO Property, the Indenture Trustee shall be supplied with and shall rely on the most recent Appraisal conducted in accordance with Section 3.09(a) within the preceding 12-month period or, in the absence of any such Appraisal, on a narrative Appraisal prepared at the expense of the Owner Trust by a Qualified Appraiser retained by the Special Servicer. Such appraiser shall be selected by the Special Servicer if the Special Servicer is not bidding with respect to a Defaulted Mortgage Loan or REO Property and shall be selected by the Master Servicer if the Special Servicer is bidding. Where any Interested Person is among those bidding with respect to a Defaulted Mortgage Loan or REO Property, the Special Servicer shall require that all bids be submitted in writing and be accompanied by a refundable deposit of cash in an amount equal to 5% of the bid amount. In determining whether any bid constitutes a fair price for any such Defaulted Mortgage Loan or REO Property, the Special Servicer, the Indenture Trustee or the Master Servicer, as applicable, shall take into account (in addition to the results of any Appraisal that it may have obtained pursuant to Section 3.09(a)), among other factors, the period and amount of any delinquency on the affected Mortgage Loan, the occupancy level and physical condition of the Mortgaged Property or REO Property and the


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state of the local economy. The Purchase Price for any such Mortgage Loan or REO
Property shall in all cases be deemed a fair price. Notwithstanding the other provisions of this Section 3.18, no cash bid from the Special Servicer or any Affiliate thereof shall constitute a fair price for any Defaulted Mortgage Loan or REO Property unless such bid is the highest cash bid received and at least two independent bids (not including the bid of the Special Servicer or any Affiliate) have been received. In the event the bid of the Special Servicer or any Affiliate is the only bid received or is the higher of only two bids received, then additional bids shall be solicited. If an additional bid or bids are received and the original bid of the Special Servicer or any Affiliate is the highest of all cash bids received, then the bid of the Special Servicer or such Affiliate shall be deemed to constitute a fair price.

                  (f) Subject to Sections 3.18(a) through 3.18(e) above, the Special Servicer shall act on behalf of the Owner Trust and the Indenture Trustee in negotiating and taking any other action necessary or appropriate in connection with the sale of any Defaulted Mortgage Loan or REO Property, and the collection of all amounts payable in connection therewith. In connection therewith, the Special Servicer may charge prospective bidders, and may retain, fees that approximate the Special Servicer's actual costs in the preparation and delivery of information pertaining to such sales or evaluating bids without obligation to deposit such amounts into the Collection Account. Any sale of a Defaulted Mortgage Loan or any REO Property shall be free and clear of the lien of the Indenture and shall be final and without recourse to, or representation or warranty by the Owner Trust, the Owner Trustee, the Indenture Trustee, the Master Servicer or the Special Servicer. If such sale is consummated in accordance with the terms of this Agreement, none of the Master Servicer, the Special Servicer or the Indenture Trustee shall have any liability to the Owner Trust, the Owner Trustee or any holder of Bonds or Owner Trust Certificates with respect to the purchase price therefor accepted by the Master Servicer, the Special Servicer or the Indenture Trustee, as the case may be.

                  (g) Any sale of a Defaulted Mortgage Loan or REO Property shall be for cash only.

                  (h) Notwithstanding any of the foregoing paragraphs of this
Section 3.18, the Special Servicer shall not be obligated to accept the highest cash bid if the Special Servicer determines, in accordance with the Servicing Standard, that rejection of such bid would be in the best interests of the Bondholders, and the Special Servicer may accept a lower cash bid if it determines, in accordance with the Servicing Standard, that acceptance of such bid would be in the best interests of the Bondholders (for example, if the prospective buyer making the lower bid is more likely to perform its obligations or the terms offered by the prospective buyer making the lower bid are more favorable).

                  Section 3.19. Additional Obligations of Master Servicer and Special Servicer.

                  (a) The Master Servicer shall deliver to the Indenture Trustee for deposit in the Bond Account on each Master Servicer Remittance Date, without any right of reimbursement therefor, an amount equal to the lesser of (i) the aggregate amount of Prepayment Interest Shortfalls incurred in connection with Principal Prepayments received during the most recently


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ended Collection Period, and (ii) the total amount of Master Servicing Fees received by the Master Servicer during such Collection Period plus any Prepayment Interest Excesses received during such Collection Period.

                  (b) Any Servicing Advances required to be made by the Special Servicer hereunder shall, at the Special Servicer's option, either (i) be made by the Master Servicer upon the request of the Special Servicer, which request can be made no more than once per month, or (ii) be made by the Special Servicer and shall be reimbursed by the Master Servicer on a monthly basis with interest thereon at the Reimbursement Rate from the date made to, but not including, the date of reimbursement; provided, however, that the Special Servicer shall have an obligation to make any Emergency Advance. Such reimbursement and any accompanying payment of interest shall be made within ten (10) days of the request therefor by wire transfer of immediately available funds to an account designated by the Special Servicer. Upon the Master Servicer's payment of any Servicing Advance or reimbursement to the Special Servicer of any Servicing Advance and payment to the Special Servicer of interest thereon, all in accordance with this Section 3.19(b), the Master Servicer shall for all purposes of this Agreement be deemed to have made such Servicing Advance at the same time as the Special Servicer actually made such Advance, and accordingly, the Master Servicer shall be entitled to reimbursement for such Advance, together with interest thereon in accordance with Sections 3.05(a) and 3.11(e), at the same time, in the same manner and to the same extent as the Master Servicer would otherwise have been entitled if it had actually made such Servicing Advance at the time the Special Servicer did.

                  Notwithstanding anything to the contrary contained in this Agreement, if the Special Servicer is required under this Agreement to make any Servicing Advance but does not desire to do so, the Special Servicer may, in its sole discretion, request that the Master Servicer make such Advance, such request to be made in writing and in a timely manner that does not adversely affect the interests of the Issuer or any Bondholder; provided, however, that the Special Servicer shall have an obligation to make any Emergency Advance. The Master Servicer shall have the obligation to make any such Servicing Advance (other than an Emergency Advance) that it is requested by the Special Servicer to make within ten days of the Master Servicer's receipt of such request. The Special Servicer shall be relieved of any obligations with respect to an Advance that it requests the Master Servicer to make (regardless of whether or not the Master Servicer shall make such Advance) other than an Emergency Advance. The Master Servicer shall be entitled to reimbursement for any Servicing Advance made by it at the direction of the Special Servicer, together with interest thereon in accordance with Sections 3.05(a) and 3.11(e), at the same time, in the same manner and to the same extent as the Master Servicer is entitled with respect to any other Servicing Advance made thereby.

                  Notwithstanding the foregoing provisions of this Section 3.19(b), the Master Servicer shall not be required to reimburse the Special Servicer for, or to make at the Special Servicer's direction, any Servicing Advance if the Master Servicer determines in its reasonable good faith judgment that the Servicing Advance for which the Special Servicer is requesting reimbursement, or which the Special Servicer is directing the Master Servicer to make, hereunder, although not characterized by the Special Servicer as a Nonrecoverable Servicing Advance, is in


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fact a Nonrecoverable Servicing Advance. The Master Servicer shall notify the
Special Servicer in writing of such determination and, if applicable, such Nonrecoverable Servicing Advance shall be reimbursed to the Special Servicer pursuant to Section 3.05(a).

                  (c) Within 30 days (or within such longer period as the Special Servicer is diligently and in good faith proceeding to obtain such) the earliest of (i) the date on which any Mortgage Loan becomes a Modified Mortgage Loan, (ii) the 90th day after the occurrence of any uncured delinquency in Monthly Payments with respect to any Mortgage Loan, (iii) the date on which a receiver is appointed and continues in such capacity in respect of the Mortgaged Property securing any Mortgage Loan, (iv) the date on which the Borrower under any Mortgage Loan becomes the subject of bankruptcy or insolvency proceedings, and (v) the date on which the Mortgaged Property securing any Mortgage Loan becomes an REO Property (each such Mortgage Loan, a "Required Appraisal Loan"), the Special Servicer shall obtain an Appraisal of the related Mortgaged Property, unless an Appraisal thereof had previously been obtained within the prior twelve months. The cost of such Appraisal shall be a Servicing Advance.

                  With respect to each Required Appraisal Loan (unless such Required Appraisal Loan has become a Corrected Mortgage Loan and has remained current for twelve consecutive Monthly Payments, and no other Servicing Transfer Event has occurred with respect thereto during such twelve months), the Special Servicer shall, within 30 days of each anniversary of such Required Appraisal Loan's having become such, order an update of the prior Appraisal (the cost of which will be a Servicing Advance). Based upon such Appraisal, the Special Servicer shall redetermine and report to the Indenture Trustee the Appraisal Reduction Amount, if any, with respect to such Required Appraisal Loan.

                  Section 3.20. Modifications, Waivers, Amendments and Consents.

                  (a) The Master Servicer and the Special Servicer each may, consistent with the Servicing Standard, agree to any modification, waiver or amendment of any term of, forgive interest on and principal of, capitalize interest on, permit the release, addition or substitution of Mortgaged Property securing, and permit the release of the Borrower on or any guarantor of any Mortgage Loan it is required to service and administer hereunder, without the consent of the Owner Trust, the Owner Trustee, the Indenture Trustee or any holder of Bonds or Owner Trust Certificates, subject, however, to each of the following limitations, conditions and restrictions:

                  (i) other than as provided in Section 3.08 and in subsection
         (c) below, the Master Servicer shall not agree to any modification, waiver or amendment of any term of, or take any of the other acts referenced in this Section 3.20(a) with respect to, any Mortgage Loan it is required to service and administer hereunder that would affect the amount or timing of any related payment of principal, interest or other amount payable thereunder or, in the Master Servicer's reasonable good faith and judgment, would materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; the Special Servicer may, however, agree to any modification, waiver or amendment of any term of, or take any of the other acts with respect to, a Specially Serviced Mortgage Loan that would have any such effect, but only


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         if a material default on such Mortgage Loan has occurred or, in the
         Special Servicer's reasonable good faith judgment, a default in respect of payment on such Mortgage Loan is reasonably foreseeable, and such modification, waiver, amendment or other action is reasonably likely to produce a greater recovery to Owner Trust on a present value basis (the relevant discounting of anticipated collections that will be remitted by the Master Servicer to be done at the related Net Mortgage Rate), than would liquidation;

                  (ii) the Special Servicer may not extend the date on which any Balloon Payment is scheduled to be due on any Specially Serviced Mortgage Loan more than three times and, in the case of any such extension, for more than a one year period and in no event more than one year beyond its Stated Maturity Date; and, furthermore, the Special Servicer may not grant any such extension unless (A) the Special Servicer's recovery determination contemplated by the immediately preceding clause (i) is supported by an Appraisal performed within the preceding 12-month period and (B) the Borrower agrees to deliver to the Special Servicer, the Indenture Trustee and the Issuer quarterly operating statements with respect to the related Mortgaged Property (the Special Servicer to request that such statements be audited, provided that the Special Servicer may waive such condition relating to such statements being audited, in its sole discretion);

                  (iii) neither the Master Servicer nor the Special Servicer shall permit any Borrower to add or substitute any collateral unless the Master Servicer or the Special Servicer, as the case may be, shall have first determined in accordance with the Servicing Standard, based upon a Phase I Environmental Assessment prepared within the past twelve months (and any additional environmental testing that the Special Servicer, deems necessary and prudent) prepared by an Independent Person who regularly conducts Phase I Environmental Assessments, at the expense of the Borrower, that such additional or substitute collateral property is in compliance with applicable environmental laws and regulations and that there are no circumstances or conditions present with respect to such new collateral relating to the use, management or disposal of any Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation would be required under any then applicable environmental laws and/or regulations, and such addition or substitution of collateral will not result in the downgrade, qualification or withdrawal of the rating then assigned by either Rating Agency to any Bonds (as confirmed in writing by each Rating Agency);

                  (iv) neither the Master Servicer nor the Special Servicer shall release or substitute for any Mortgaged Property securing an outstanding Mortgage Loan except as provided in Section 3.09(c) and except where a Mortgage Loan is satisfied and except in the case of a release where (A) the use of the collateral to be released will not, in the Special Servicer's reasonable good faith judgment, materially and adversely affect the Net Operating Income being generated by or the use of the related Mortgaged Property, (B) there is a corresponding principal paydown of such Mortgage Loan in an amount at least equal to the appraised value of the collateral to be released (or substitute collateral with an appraised value at least equal to that of the collateral to be released, is delivered), (C) the remaining Mortgaged Property (together with any substitute collateral) is, in the Special


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         Servicer's reasonable good faith judgment, adequate security for the remaining Mortgage Loan and (D) such release or substitution would not result in the downgrade, qualification or withdrawal of the rating then assigned by either Rating Agency to any Bonds (as confirmed in writing by each Rating Agency);

                  (v) neither the Master Servicer nor the Special Servicer shall extend the maturity date of any Mortgage Loan secured by the Borrower's interest in a ground lease to a date which is less than ten years prior to the termination date of such ground lease (including any extension options set forth therein); and

                  (vi) neither the Master Servicer nor the Special Servicer shall extend the maturity date of any Mortgage Loan to date which is less than two years prior to August
         2030.

provided that (x) the limitations, conditions and restrictions set forth in clauses (i) through (vi) above shall not apply to any modification of any term of any Mortgage Loan that is required under the terms of such Mortgage Loan in effect on the Closing Date or that is solely within the control of the related Borrower, and (y) notwithstanding clauses (i) through (iv) above, neither the Master Servicer nor the Special Servicer shall be required to oppose the confirmation of a plan in any bankruptcy or similar proceeding involving a Borrower if in its reasonable good faith judgment such opposition would not ultimately prevent the confirmation of such plan or one substantially similar.

                  (b) The Master Servicer and the Special Servicer shall have no liability to the Owner Trust, to the Owner Trustee or the Indenture Trustee, to the holders of the Bonds or the Owner Trust Certificates or to any other Person if its analysis and determination that the modification, waiver, amendment or other action contemplated by Section 3.20(a) would not materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon, or that such modification, waiver, amendment or other action is reasonably likely to produce a greater recovery to the Owner Trust on a present value basis than would liquidation, should prove to be wrong or incorrect, so long as the analysis and determination were made on a reasonable basis in good faith by the Master Servicer or the Special Servicer, as the case may be.

                  (c) Any payment of interest which is deferred pursuant to
Section 3.20(a), shall not, for purposes hereof, including calculating monthly remittances by the Master Servicer, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit or that such interest may actually be capitalized.

                  (d) The Master Servicer and the Special Servicer each may, as a condition to its granting any request by a Borrower for consent, modification, waiver or indulgence or any other matter or thing, the granting of which is within the Master Servicer or Special Servicer's, as the case may be, discretion pursuant to the terms of the instruments evidencing or securing the related Mortgage Loan and is permitted by the terms of this Agreement, require that such Borrower pay to it, as additional servicing compensation, a reasonable or customary fee


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(not to exceed 1.0% of the outstanding principal balance of the related Mortgage
Loan) for the additional services performed in connection with such request, together with any related costs and expenses incurred by it.

                  (e) All modifications, waivers, amendments and other actions entered into or taken in respect of the Mortgage Loans pursuant to this Section
3.20 shall be in writing. Each of the Master Servicer and the Special Servicer shall notify the other such party and the Owner Trustee and the Indenture Trustee, in writing of any modification, waiver, amendment or other action entered into or taken in respect of any Mortgage Loan pursuant to this Section
3.20 and the date thereof, and shall deliver to the Indenture Trustee for deposit in the related Mortgage Loan File (with a copy to the other such party), an original counterpart of the agreements relating to such modification, waiver, amendment or other action, promptly (and in any event within 10 Business Days) following the execution thereof. In addition, following any modification, waiver, amendment or other action agreed to by the Master Servicer or the Special Servicer pursuant to Section 3.20(a) above, the Master Servicer or the Special Servicer, as the case may be, shall deliver to the Rating Agencies, to the Owner Trustee, to the Indenture Trustee and, in the case of the Special Servicer, to the Master Servicer an Officer's Certificate setting forth in reasonable detail the basis of the determinations made by it pursuant to such subsection (a), such Officer's Certificate to be accompanied by any related environmental reports and an amended Mortgage Loan Schedule in the case of any modification, waiver, amendment or other action agreed to by the Master Servicer or the Special Servicer pursuant to clause (ii) or (iii)(A) of Section 3.20(a) above.

                  Section 3.21. Transfer of Servicing Between Master Servicer and Special Servicer; Record Keeping.

                  (a) Upon determining that a Servicing Transfer Event has occurred with respect to any Mortgage Loan and if the Master Servicer is not also the Special Servicer, the Master Servicer shall immediately give notice thereof, and shall deliver the related Servicing File, to the Special Servicer and shall use its best efforts to provide the Special Servicer with all information, documents (or copies thereof) and records (including records stored electronically on computer tapes, magnetic discs and the like) relating to the Mortgage Loan and reasonably requested by the Special Servicer to enable it to assume its functions hereunder with respect thereto without acting through a Sub-Servicer. The Master Servicer shall use its best efforts to comply with the preceding sentence within five Business Days of the occurrence of each related Servicing Transfer Event, and in any event shall continue to act as Master Servicer and administrator of such Mortgage Loan until the Special Servicer has commenced the servicing of such Mortgage Loan, which shall occur upon the receipt by the Special Servicer of the information, documents and records referred to in the preceding sentence. With respect to each Mortgage Loan that becomes a Specially Serviced Mortgage Loan, the Master Servicer shall instruct the related Borrower to continue to remit all payments in respect of such Mortgage Loan to the Master Servicer. If Midland Loan Services, Inc. ceases to be the Master Servicer or the Special Servicer, Midland Loan Services, Inc. and the successor Master Servicer or Special Servicer, as applicable, may agree that, notwithstanding the preceding sentence, with respect to each Mortgage Loan that becomes a Specially Serviced Mortgage Loan, the Master Servicer shall instruct the related


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Borrower to remit all payments in respect of such Mortgage Loan to the Special
Servicer, provided that the payee in respect of such payments shall remain the Master Servicer.

                  Upon determining that a Specially Serviced Mortgage Loan has become a Corrected Mortgage Loan and if the Master Servicer is not also the Special Servicer, the Special Servicer shall immediately give notice thereof, and shall return the related Servicing File, to the Master Servicer and upon giving such notice, and returning such Servicing File, to the Master Servicer, the Special Servicer's obligation to service such Mortgage Loan, and the Special Servicer's right to receive the Special Servicing Fee (other than such fees which have accrued) with respect to such Mortgage Loan, shall terminate, and the obligations of the Master Servicer to service and administer such Mortgage Loan shall resume. In addition, if the related Borrower has been instructed, pursuant to the last sentence of the preceding paragraph, to make payments to the Special Servicer, upon such determination, the Special Servicer shall instruct such Borrower to remit all payments in respect of such Mortgage Loan that is no longer a Specially Serviced Mortgage Loan directly to the Master Servicer.

                  (b) In servicing any Specially Serviced Mortgage Loans, the Special Servicer shall provide to the Indenture Trustee (to the extent such documents are in the possession of the Special Servicer) originals of documents included within the definition of "Mortgage Loan File" for inclusion in the related Mortgage Loan File (with a copy of each such original to the Master Servicer), and copies of any additional related Mortgage Loan information, including correspondence with the related Borrower.

                  (c) Notwithstanding anything in this Agreement to the contrary, in the event that the Master Servicer and the Special Servicer are the same Person, all notices, certificates, information and consents required to be given by the Master Servicer to the Special Servicer or vice versa shall be deemed to be given without the necessity of any action on such Person's part.

                  Section 3.22.     Asset Strategy Reports.

                  (a) No later than sixty (60) days after the occurrence of a Servicing Transfer Event, the Special Servicer shall deliver to the Indenture Trustee, the Company, the Master Servicer, each Rating Agency and the Directing Bondholder a report (the "Asset Strategy Report") with respect to such Mortgage Loan and the related Mortgaged Property. Such Asset Strategy Report shall set forth the following information to the extent reasonably determinable:

                           (i) summary of the status of such Specially Serviced Mortgage Loan and any negotiations with the related Borrower;

                           (ii) consideration of alternatives to the exercise of remedies (such as forbearance relief, modification of the terms and conditions of such Mortgage Loan, disposition of the Specially Serviced Mortgaged Loan or the related Mortgaged Property and application of the proceeds of such disposition to the outstanding principal balance of


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                                    such Mortgage Loan and interest thereon, or
                                    abandonment of the related Mortgaged
                                    Property);

                           (iii) a discussion of the probable time frames and estimated amount of any related Servicing Advances applicable to each of the alternatives referred to above;

                           (iv) a discussion of the legal and environmental considerations reasonably known to the Special Servicer, consistent with the Servicing Standard, that are applicable to the exercise of remedies as aforesaid and to the enforcement of any related guaranties or other collateral for the related Mortgage Loan and a recommendation as to whether outside legal counsel should be retained;

                           (v) estimated budgets for any operating or capital funds expected to be required for the related Mortgaged Property;

                           (vi) the most current rent roll available for and any strategy for the leasing or releasing of the related Mortgaged Property;

                           (vii)    the Special Servicer's analysis and
                                    recommendations (which will include a
                                    discussion of alternative courses of action and a comparison of the probable benefits and detriments of each alternative course of action) on how such Specially Serviced Mortgage Loan might be returned to performing status and returned to the Master Servicer for regular servicing or otherwise realized upon; and

                           (viii) such other information as the Special Servicer deems relevant in light of the Servicing Standard.

                  If within (10) Business Days of receiving an Asset Strategy Report, the Directing Bondholder does not disapprove such Asset Strategy Report in writing, the Special Servicer shall implement the recommended action as outlined in such Asset Strategy Report; provided, however, that any such action is not contrary to applicable law, the terms of the applicable Mortgage Loan File or the Servicing Standard. If the Directing Bondholder disapproves such Asset Strategy Report, the Special Servicer will revise such Asset Strategy Report and deliver to the Indenture Trustee, each member of the Controlling Class, the Master Servicer and each Rating Agency a new Asset Strategy Report as soon as practicable. The Special Servicer shall revise such Asset Strategy Report as described above in this Section 3.22(a) until the Directing Bondholder shall fail to disapprove such revised Asset Strategy Report in writing within ten (10) Business Days of receiving such revised Asset Strategy Report. The Special Servicer may, from time to time, modify any Asset Strategy Report it has previously delivered and implement such report, provided such report shall have been prepared, reviewed and not rejected pursuant to the terms of this


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Section. Notwithstanding the foregoing, the Special Servicer (i) may following the occurrence of an extraordinary event with respect to the related Mortgaged Property, take any action set forth in such Asset Strategy Report before the expiration of a ten (10) Business Day period if the Special Servicer has reasonably determined that failure to take such action would materially and adversely affect the interest of the Bondholders and it has made a reasonable effort to contact the Directing Bondholder and (ii) in any case, shall determine whether such disapproval is not in the best interest of all of the Bondholders pursuant to the Servicing Standard. If the Special Servicer determines that the objection is not in the best interest of the Bondholders pursuant to the Servicing Standard, the Special Servicer shall either implement such Asset Strategy Report or notify the Indenture Trustee of such objection and deliver to the Indenture Trustee a proposed notice to Bondholders which shall include the Asset Strategy Report, and the Indenture Trustee shall send such notice to all Bondholders. If the majority of such Bondholders, as determined by Bond Principal Balance, fail within ten (10) days of the Indenture Trustee's sending such notice to reject such Asset Strategy Report, the Special Servicer shall implement the same. If the Asset Strategy Report is rejected by the Bondholders, the Special Servicer shall revise such Asset Strategy Report as described above in this Section 3.22(a). The Indenture Trustee shall be entitled to reimbursement from the Collection Account for the reasonable expenses of providing such notices.

                  (b) The Special Servicer shall have the authority to meet with the Borrower for any Specially Serviced Mortgage Loan and take such actions consistent with the Servicing Standard and the related Asset Strategy Report. The Special Servicer shall not take any action inconsistent with the related Asset Strategy Report.

                  (c) Upon request of any Bondholder or Rating Agency, the Indenture Trustee shall mail, at the expense of such Bondholder, to the address specified in such request a copy of the most current Asset Strategy Report for any Specially Serviced Mortgage Loan or REO Property.

                  (d) Prior to delivering an Asset Strategy Report to any Holder of a Class A, Class B, Class C, Class D or Class E Bond, the Indenture Trustee shall have obtained an acknowledgment in substantially the form of Exhibit F hereto, from the recipient thereof that the U.S. securities laws may restrict the use of the information in the Asset Strategy Report.

                  Section 3.23.     Directing Bondholder.

                  (a) Within thirty (30) days of the Closing Date, the Indenture Trustee shall notify the holders in the Controlling Class that they may select a Directing Bondholder for purposes of Section 3.09 and 3.22 of this Agreement. Such notice shall state that (i) absent such selection within 30 days from the date of such notice, or (ii) until a Directing Bondholder is so selected, or
(iii) upon receipt of notice from a majority of the controlling class that a Directing Bondholder is no longer so designated, the Bondholder(s) which owns the largest aggregate Bond Principal Balance or Class Principal Balance, as applicable, of the Controlling Class shall be the Directing Bondholder.



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                  (b) Once a Directing Bondholder has been selected pursuant to clause (a) above, the Indenture Trustee shall immediately notify each of the Master Servicer, the Special Servicer, the Company and each other Bondholder of the results of such selection, such notice shall be in writing, and each of the Master Servicer, Special Servicer, Company, the Indenture Trustee and each other Bondholder shall be entitled to rely on such selection unless a majority of the Controlling Class, by Bond Principal Balance or Certificate Principal Balance, as applicable, or such Directing Bondholder shall have notified the Indenture Trustee and each other member of the Controlling Class, in writing, of the resignation of such Directing Bondholder or the selection of a new Directing Bondholder. Upon the resignation of a Directing Bondholder, the Indenture Trustee shall request the Controlling Class to select a new Directing Bondholder.

                  (c) Within two (2) Business Days (or as soon thereafter as practicable if the Bonds of the Controlling Class are held in book-entry form) of receiving a request from the Special Servicer pursuant to Section 3.22(a) the Indenture Trustee shall deliver to the Special Servicer and the Master Servicer a list of each holder of Bonds or Owner Trust Certificates in the Controlling Class, including names and addresses. In addition to the foregoing, within two
(2) Business Days of receiving notice of the selection of a new Directing Bondholder or the existence of a new holder in the Controlling Class, the Indenture Trustee shall notify the Special Servicer.

                  (d) If at any time the Bonds in the Controlling Class are held in book-entry form, the Indenture Trustee shall notify the related holder (through DTC, unless the Indenture Trustee shall have been previously provided with the name and address of such holder) of such event and shall request that it be informed of any change in the identity of the related holder from time to time.

                  (e) Until it receives notice to the contrary, each of the Servicers and the Indenture Trustee shall be entitled to rely on the most recent notification with respect to the identity of the holders in the Controlling Class and the Directing Bondholder.

                  Section 3.24.     Sub-Servicing Agreements.

                  (a) The Master Servicer and the Special Servicer may enter into Sub-Servicing Agreements to provide for the performance by third parties of any or all of their respective obligations hereunder, provided that, in each case, the Sub-Servicing Agreement: (i) is consistent with this Agreement in all material respects and requires the Sub-Servicer to comply with all of the applicable conditions of this Agreement; (ii) provides that if the Master Servicer or the Special Servicer, as the case may be, shall for any reason no longer act in such capacity hereunder (including by reason of an Event of Default), the Indenture Trustee or its designee may thereupon assume all of the rights and, except to the extent they arose prior to the date of assumption, obligations of the Master Servicer or the Special Servicer, as the case may be, under such agreement or, alternatively, may terminate such Sub-Servicing Agreement without cause and without payment of any penalty or termination fee;
(iii) provides that the Owner Trust, the Indenture Trustee, the other parties hereto and, as and to the extent provided herein, the third party beneficiaries hereof shall be third party beneficiaries under such agreement, but that (except to the extent the Indenture Trustee or its designee assumes the obligations of the Master Servicer


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or the Special Servicer, as the case may be, thereunder as contemplated by the immediately preceding clause (ii) and, in such case, only from the date of such assumption) none of the Owner Trust, the Indenture Trustee, any other party hereto, any successor Master Servicer or Special Servicer, as the case may be, any holder of Bonds or Owner Trust Certificates or any other third party beneficiary hereof shall have any duties under such agreement or any liabilities arising therefrom; (iv) permits any purchaser of a Mortgage Loan pursuant to this Agreement or the Loan Sale Agreement to terminate such agreement with respect to such purchased Mortgage Loan at its option and without penalty, (v) does not permit the Sub-Servicer to enter into or consent to any modification, waiver or amendment or otherwise take any action on behalf of the Master Servicer or Special Servicer, as the case may be, contemplated by Section 3.20 hereof without the consent of the Master Servicer or Special Servicer, as the case may be, and (vi) does not permit the Sub- Servicer any rights of indemnification that may be satisfied out of the Trust Estate. In addition, each Sub-Servicing Agreement entered into by the Master Servicer shall provide that such agreement shall terminate with respect to any Mortgage Loan serviced thereunder at the time such Mortgage Loan becomes a Specially Serviced Mortgage Loan, and each Sub-Servicing Agreement entered into by the Special Servicer shall relate only to Specially Serviced Mortgage Loans and shall terminate with respect to any such Mortgage Loan which ceases to be a Specially Serviced Mortgage Loan.

                  The Master Servicer and the Special Servicer shall each deliver to the Owner Trustee and the Indenture Trustee copies of all Sub-Servicing Agreements, and any amendments thereto and modifications thereof, entered into by it promptly upon its execution and delivery of such documents. References in this Agreement to actions taken or to be taken by the Master Servicer or the Special Servicer include actions taken or to be taken by a Sub-Servicer on behalf of the Master Servicer or the Special Servicer, as the case may be, and in connection therewith, all amounts advanced by any Sub-Servicer to satisfy the obligations of the Master Servicer or the Special Servicer hereunder to make P&I Advances or Servicing Advances shall be deemed to have been advanced by the Master Servicer or the Special Servicer, as the case may be, out of its own funds and, accordingly, such P&I Advances or Servicing Advances shall be recoverable by such Sub-Servicer in the same manner and out of the same funds as if such Sub-Servicer were the Master Servicer or the Special Servicer, as the case may be. For so long as they are outstanding, Advances shall accrue interest in accordance with Sections 3.11(e) and 4.02(d), such interest to be allocable between the Master Servicer or the Special Servicer, as the case may be, and such Sub-Servicer as they may agree. For purposes of this Agreement, the Master Servicer and the Special Servicer each shall be deemed to have received any payment, and shall be obligated to handle such payment in accordance with the terms of this Agreement, when a Sub-Servicer retained by it receives such payment. The Master Servicer and the Special Servicer each shall notify the other, the Owner Trustee and the Indenture Trustee in writing promptly of the appointment by it of any Sub-Servicer.

                  (b) Each Sub-Servicer shall be authorized to transact business in the state or states in which the Mortgaged Properties related to the Mortgage Loans it is to service are situated, if and to the extent required by applicable law.



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                  (c) The Master Servicer and the Special Servicer, for the
benefit of the Owner Trust, shall (at no expense to the Owner Trust, the Owner Trustee or the Indenture Trustee) monitor the performance and enforce the obligations of their respective Sub-Servicers under the related Sub-Servicing Agreements. Such enforcement, including the legal prosecution of claims, termination of Sub-Servicing Agreements in accordance with their respective terms and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer or the Special Servicer, as applicable, in its good faith and reasonable judgment, would require were it the owner of the Mortgage Loans. Subject to the terms of the related Sub-Servicing Agreement, the Master Servicer and the Special Servicer shall each have the right to remove a Sub-Servicer retained by it at any time it considers such removal to be in the best interests of Owner Trust.

                  (d) If the Master Servicer or the Special Servicer ceases to serve as such under this Agreement for any reason (including by reason of an Event of Default) and no successor Master Servicer or Special Servicer, as the case may be, has succeeded to its rights and assumed its obligations hereunder or, in the case of the Special Servicer, no replacement Special Servicer has been designated pursuant to Section 5.06, then the Indenture Trustee or its designee shall succeed to the rights and assume the obligations of the Master Servicer or the Special Servicer under any Sub-Servicing Agreement, unless the Indenture Trustee elects to terminate any such Sub-Servicing Agreement in accordance with its terms. In any event, if a Sub-Servicing Agreement is to be assumed by the Indenture Trustee or another successor thereto, then the Master Servicer or the Special Servicer, as applicable, at its expense shall, upon request of the Indenture Trustee, deliver to the assuming party all documents and records relating to such Sub-Servicing Agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected and held on behalf of it thereunder, and otherwise use its best efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreement to the assuming party.

                  (e) Notwithstanding any Sub-Servicing Agreement, the Master Servicer and the Special Servicer shall remain obligated and liable to the Owner Trust, the Indenture Trustee and each other for the performance of their respective obligations and duties under this Agreement in accordance with the provisions hereof to the same extent and under the same terms and conditions as if each alone were servicing and administering the Mortgage Loans or REO Properties for which it is responsible.




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                                   ARTICLE IV

                              REPORTS; P&I ADVANCES

                  Section 4.01. Reports to the Owner Trustee and the Indenture Trustee.

                  (a) By 1:00 p.m. New York City time two Business Days after the last day of each Collection Period, the Master Servicer shall deliver to the Indenture Trustee and the Special Servicer a report substantially in the form of Exhibit C-1 (the "Determination Date Report"), reflecting information as of the close of business on the last day of the Collection Period, in a mutually agreeable electronic format. The Determination Date Report and any written information supplemental thereto (including any Mortgage Loan information contained in any CSSA loan setup file or CSSA loan periodic update file) shall include such information with respect to the Mortgage Loans and any REO Properties as is required by the Indenture Trustee for purposes of making the calculations and reports required of it pursuant to the Indenture, as set forth in written specifications or guidelines issued by the Indenture Trustee from time to time. Such information may be delivered by the Master Servicer to the Indenture Trustee by telecopy or in such electronic or other form as may be reasonably acceptable to the Indenture Trustee. The Special Servicer shall from time to time (and, in any event, as may be reasonably required by the Master Servicer) provide the Master Servicer with such information in its possession regarding the Specially Serviced Mortgage Loans and REO Properties as may be necessary for the Master Servicer to prepare each Determination Date Report and any supplemental information to be provided by the Master Servicer to the Indenture Trustee.

                  (b) By 1:00 p.m. New York City time two Business Days after the last day of each Collection Period, the Special Servicer shall deliver to the Master Servicer and the Indenture Trustee a report substantially in the form of Exhibit C-2 (the "Special Servicer Report") reflecting information as of the close of business on the last day of such Collection Period.

                  (c) Not later than the 30th day following the end of each calendar quarter, commencing in December 1998, the Special Servicer shall deliver to the Indenture Trustee and the Master Servicer a report in the form of Exhibit C-3 (an "Operating Statement Analysis") with respect to all operating statements and other financial information collected or otherwise obtained by the Special Servicer pursuant to Section 3.12(b) during such calendar quarter (together with copies of the operating statements and other financial information on which it is based).

                  (d) The Indenture Trustee shall not be responsible for verifying the content of any report delivered to it by the Master Servicer or the Special Servicer hereunder and may conclusively rely on any such report absent actual knowledge of or written notice to a Responsible Officer that any such report, or portion thereof, is materially inaccurate.

                  Section 4.02.     P&I Advances.

                  (a) On or before 1:00 p.m., New York City time, on each Master Servicer Remittance Date, the Master Servicer shall, subject to Section 4.02(c) below, either (i) deposit into


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the Collection Account from its own funds an amount equal to the aggregate amount of P&I Advances, if any, to be made in respect of the related Payment Date, (ii) utilize amounts held in the Collection Account for future remittances in subsequent months in discharge of any such obligation to make P&I Advances, or (iii) make P&I Advances in the form of any combination of (i) and (ii) aggregating the total amount of P&I Advances to be made. Any amounts held in the Collection Account for future remittances and so used to make P&I Advances shall be appropriately reflected in the Master Servicer's records and replaced by the Master Servicer by deposit in the Collection Account on or before the next succeeding Determination Date (to the extent not previously replaced through the deposit of Late Collections of the delinquent principal and interest in respect of which such P&I Advances were made). If the Indenture Trustee does not receive, or there is not deposited in the Bond Account under the Indenture, on or before 3:00 p.m. New York City time, on any such Master Servicer Remittance Date, the full amount of P&I Advances, if any, required to be made in respect of the next succeeding Payment Date, then the Indenture Trustee shall provide notice thereof to a Servicing Officer of the Master Servicer not later than 4:00 p.m., New York City time, on such Master Servicer Remittance Date. If after such notice the Indenture Trustee does not receive the full amount of such P&I Advances by 11:00 a.m., New York City time, on the Business Day next following such Master Servicer Remittance Date, then (i) the Indenture Trustee shall make the portion of such P&I Advances that was required to be, but was not, made by the Master Servicer on or prior to the related Payment Date and (ii) such failure shall constitute a Servicing Event of Default on behalf of the Master Servicer. Such P&I Advances as are made by the Indenture Trustee shall be deemed made by the Indenture Trustee in its capacity as successor to the Master Servicer and shall thereafter be reimbursable to the Indenture Trustee, together with Advance Interest thereon, in accordance with Section 3.05.

                  (b) The aggregate amount of P&I Advances to be made by the Master Servicer in respect of any Payment Date, subject to Section 4.02(c) below, shall equal the aggregate of all Monthly Payments (other than Balloon Payments) and any Assumed Scheduled Payments as defined in the Indenture, in each case net of related Master Servicing Fees, due or deemed due, as the case may be, in respect of the Mortgage Loans (including, without limitation, Balloon Mortgage Loans delinquent as to their respective Balloon Payments) and REO Loans on their respective Due Dates during the related Collection Period, in each case to the extent such amount was not paid by or on behalf of the related Borrower or otherwise collected as of the close of business on the related Determination Date; provided that, if an Appraisal Reduction Amount exists with respect to any Required Appraisal Loan, then, in the event of subsequent delinquencies thereon, the interest portion of the P&I Advance in respect of such Required Appraisal Loan for the related Payment Date shall be reduced (it being herein acknowledged that there shall be no reduction in the principal portion of such P&I Advance) to equal the product of (i) the amount of the interest portion of such P&I Advance for such Required Appraisal Loan for such Payment Date without regard to this proviso, multiplied by (ii) a fraction, expressed as a percentage, the numerator of which is equal to the Stated Principal Balance of such Required Appraisal Loan immediately prior to such Payment Date, net of the related Appraisal Reduction Amount, if any, and the denominator of which is equal to the Stated Principal Balance of such Required Appraisal Loan immediately prior to such Payment Date.



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                  (c) Notwithstanding anything herein to the contrary, no P&I
Advance shall be required to be made hereunder if such P&I Advance would, if made, constitute a Nonrecoverable P&I Advance. The determination by the Master Servicer (or, if applicable, the Indenture Trustee) that it has made a Nonrecoverable P&I Advance or that any proposed P&I Advance, if made, would constitute a Nonrecoverable P&I Advance, shall be evidenced by an Officer's Certificate delivered to the Owner Trustee and, if made by the Master Servicer, the Indenture Trustee on or before one Business Day prior to the related Master Servicer Remittance Date, setting forth the basis for such determination, together with any other information, including any appraisals, engineers' reports, environmental surveys or similar reports that the Person making such determination may have obtained consistent with the Servicing Standard and at the expense of the Owner Trust, that support such determination. The Owner Trust and the Indenture Trustee shall be entitled to rely conclusively on any such Officer's Certificate reasonably believed by it to be genuine and to have been signed or presented by the Master Servicer or, in the case of reliance by the Owner Trust, the Indenture Trustee.

                  (d) As and to the extent permitted by Section 3.05, the Master Servicer shall be entitled to pay itself interest at the Reimbursement Rate in effect from time to time, accrued on the amount of each P&I Advance made thereby (out of its own funds) for so long as such P&I Advance is outstanding. The Master Servicer shall reimburse itself for any outstanding P&I Advance together with accrued interest thereon as soon as practicable after funds available for such purpose are deposited in the Collection Account.

                  Section 4.03.     Use of Agents.

                  The Master Servicer may at its own expense utilize agents or attorneys-in-fact in performing any of its obligations under this Article IV (except the obligation to make P&I Advances), but no such utilization shall relieve the Master Servicer from any of such obligations, and the Master Servicer shall remain responsible for all acts and omissions of any such agent or attorney-in-fact. The Master Servicer shall have all the limitations upon liability and all the indemnities for the actions and omissions of any such agent or attorney-in-fact that it has for its own actions hereunder pursuant to
Article V hereof, and any such agent or attorney-in-fact shall have the benefit of all the limitations upon liability, if any, and all the indemnities provided to the Master Servicer under Section 5.03.

                  Section 4.04.     Exchange Act Reporting.

                  The Owner Trust, the Master Servicer, the Special Servicer, the Indenture Trustee and the Fiscal Agent shall reasonably cooperate with the Company in connection with the Company's satisfying the reporting requirements in respect of the Owner Trust under the Exchange Act. The Indenture Trustee shall prepare and file on behalf of the Company periodic reports with respect to the Owner Trust as required by the Exchange Act and the Rules and Regulations of the Securities and Exchange Commission thereunder; provided that the Indenture Trustee shall have received such information as it requires to prepare such reports (to the extent not generated by the Indenture Trustee in the course of its duties hereunder excluding under this Section 4.04) in the format required for electronic filing via the EDGAR system; and provided,


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further, that any such items that are required to be delivered by the Master
Servicer, the Special Servicer, the Company or any other Person to the Indenture Trustee shall be so delivered in the format required for electronic filing via the EDGAR system (in addition to any other required format). The Indenture Trustee shall have no responsibility to file any such items that have not been received in such EDGAR compatible format nor shall it have any responsibility to convert any items to such format. The Company shall seek from the Securities and Exchange Commission a no-action letter or other exemptive relief relating to reduced reporting requirements in respect of the Owner Trust under the Exchange Act and shall, in accordance with and to the extent permitted by applicable law, file a Form 15 relating to the automatic termination of reporting in respect of the Owner Trust under the Exchange Act.

                                    ARTICLE V

                  THE MASTER SERVICER AND THE SPECIAL SERVICER

                  Section 5.01.     Liability of the Master Servicer.

                  The Master Servicer and the Special Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Master
Servicer and the Special Servicer, respectively, herein.

                  Section 5.02. Merger, Consolidation or Conversion of the Master Servicer and the Special Servicer.

                  Subject to the following paragraph, the Master Servicer and the Special Servicer shall each keep in full effect its existence, rights and franchises as a corporation, bank or association under the laws of the jurisdiction of its incorporation, and each will obtain and preserve its qualification to do business as a foreign corporation, bank or association in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its respective duties under this Agreement.

                  Each of the Master Servicer and the Special Servicer may be merged or consolidated with or into any Person, or may transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Master Servicer or the Special Servicer, shall be a party, or any Person succeeding to the business of the Master Servicer or the Special Servicer shall be the successor of the Master Servicer or the Special Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that no successor or surviving Person shall succeed to the rights of the Master Servicer or the Special Servicer unless such succession will not result in any withdrawal, downgrade or qualification of the rating then assigned by either Rating Agency to any Class of Bonds (as confirmed in writing by each Rating Agency to the Owner Trustee and the Indenture Trustee).



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                  Section 5.03.     Indemnity.

                  (a) Each Servicer shall each indemnify the Company, the Indenture Trustee, the Fiscal Agent, the Owner Trustee, the Trust Estate and the other Servicer and their respective officers, directors, employees, agents and Control Persons against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, arising from claims or actions that were caused by or resulted from a breach of any of the representations and warranties of such Servicer contained in this Agreement, the failure of such Servicer to perform its duties and to servicer the Mortgage Loans in accordance with the terms of this Agreement or actions taken by the such Servicer pursuant to a power of attorney granted hereunder or arising out of such Servicer's willful misfeasance, bad faith or negligence.

                  (b) Each Servicer and its respective officers, directors, employees and agents shall be entitled to indemnification from the Trust Estate for any and all expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, incurred in connection with any legal action relating to any Mortgage Loan and this Agreement, other than any cost, expense, loss, damage, claim or liability incurred by reason of willful misfeasance, bad faith or negligence of such Servicer in the performance of its duties hereunder or by reason of reckless disregard of obligations or duties of such Servicer hereunder.

                  (c) As soon as practicable after receipt by the Company, any Servicer, the Indenture Trustee or the Owner Trustee of a notice of any complaint or the commencement of any action or proceeding with respect to which indemnification is being sought under clause (a) or (b) above (each, an "Indemnified Party"), such Indemnified Party shall notify each Servicer from which indemnification is sought pursuant to clause (a) above and the Indenture Trustee and the Owner Trustee if Indemnification is sought from the Trust Estate (each, an "Indemnifying Party") in writing of such complaint or of the commencement of such action or proceeding, but failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have hereunder or otherwise, except to the extent that such failure materially prejudices the rights of the Indemnifying Party. If the Indemnifying Party so elects or is requested by such Indemnified Party, the Indemnifying Party shall assume the defense of such action or proceeding, including the employment of counsel reasonably satisfactory to each Indemnified Party and the payment of the fees and disbursements of such counsel. In the event, however, such Indemnified Party reasonably determines in its judgment that having common counsel would present such counsel with a conflict of interest or that having common counsel would disadvantage such Indemnified Party or if the Indemnifying Party fails to assume the defense of the action or proceeding in a timely manner, then such Indemnified Party may employ separate counsel to represent or defend it in any such action or proceeding and the Indemnifying Party shall pay the fees and disbursements of such counsel; provided, however, that the Indemnifying Party shall not be required to pay the fees and disbursements of more than one separate counsel for all Indemnified Parties in any jurisdiction in any single action or proceeding. In any action or proceeding the defense of which the Indemnifying Party assumes and in which an Indemnified Party is not entitled to a separate counsel pursuant to the immediately preceding sentence, such Indemnified Party shall have the right to participate in such action or proceeding


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and to retain its own counsel at such Indemnified Party's own expense. The
Indemnifying Party shall not, without the prior consent of each Indemnified Party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not the Indemnified Party is an actual or potential party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all liability arising out of such claim, action, suit or proceeding.

                  Section 5.04. Master Servicer and Special Servicer Not to Resign.

                  Neither the Master Servicer nor the Special Servicer (subject to Section 5.06) shall resign from the obligations and duties hereby imposed on it, except upon determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it, the other activities of the Master Servicer or the Special Servicer, as the case may be, so causing such a conflict being of a type and nature carried on by the Master Servicer or the Special Servicer, as the case may be, at the date of this Agreement. Any such determination permitting the resignation of the Master Servicer or the Special Servicer, as applicable, shall be evidenced by an Opinion of Counsel to such effect which shall be delivered to the Owner Trustee and the Indenture Trustee. No such resignation shall become effective until the Indenture Trustee or other successor shall have assumed the responsibilities and obligations of the resigning party hereunder. Notwithstanding the foregoing, each of the Master Servicer and the Special Servicer may assign or transfer all of the obligations and duties imposed on it by this Agreement, and allot its rights, benefits or privileges hereunder, to an Affiliate upon its delivery to the Owner Trustee and the Indenture Trustee of written confirmation from each Rating Agency that such a transfer and assignment will not result in the down-grading, qualification or withdrawal of its then-current rating of any Class of Bonds.

                  Consistent with the foregoing, neither the Master Servicer nor the Special Servicer shall, except as expressly provided herein, assign or transfer any of its rights, benefits or privileges hereunder to any other Person or delegate to or subcontract with, or authorize or appoint, any other Person to perform any of the duties, covenants or obligations to be performed by it hereunder. If, pursuant to any provision hereof, the duties of the Master Servicer or the Special Servicer are transferred to a successor thereto, the entire amount of compensation payable to the Master Servicer or the Special Servicer, as the case may be, that accrues pursuant hereto from and after the date of such transfer shall be payable to such successor.

                  Section 5.05. Rights of Certain Persons in Respect of the Master Servicer and the Special Servicer.

                  Each of the Master Servicer and the Special Servicer shall afford to the other and, also, to the Company, the Manager, the Owner Trustee, the Indenture Trustee and the Fiscal Agent, upon reasonable notice, during normal business hours access to all records maintained by it in respect of its rights and obligations hereunder and access to such of its officers as are responsible for such obligations. Upon reasonable request, the Master Servicer and the Special Servicer shall each furnish the Company, the Owner Trustee and the Indenture Trustee with its


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most recent financial statements and such other information as it possesses, and which it is not prohibited by applicable law or contract from disclosing, regarding its business, affairs, property and condition, financial or otherwise. The Company or, with the consent of the Company, the Manager may, but is not obligated to, enforce the obligations of the Master Servicer and the Special Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer or the Special Servicer hereunder or exercise the rights of the Master Servicer or the Special Servicer hereunder; provided, however, that none of the Master Servicer or the Special Servicer shall be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by or with respect to the Master Servicer or the Special Servicer.

                  Section 5.06. Designation of Master Servicer and Special Servicer by the Controlling Class.

                  The holders of more than 50% of the Controlling Class may at any time and from time to time (on or after February 1, 2002 with respect to any replacement of the initial Master Servicer) designate a Person to serve as Master Servicer and/or Special Servicer hereunder and to replace any existing Master Servicer and/or Special Servicer or any Master Servicer and/or Special Servicer that has resigned or otherwise ceased to serve as Master Servicer or Special Servicer, as applicable. Such holders shall so designate a Person to so serve by the delivery to the Owner Trustee, the Indenture Trustee and the existing Master Servicer or Special Servicer, as applicable, of a written notice stating such designation. The Indenture Trustee shall, promptly after receiving any such notice, deliver to each Rating Agency an executed Notice and Acknowledgement in the form attached hereto as Exhibit D-1. The designated Person shall become the Master Servicer and/or Special Servicer on the date that the Owner Trustee and the Indenture Trustee shall have received written confirmation from each Rating Agency that the appointment of such Person will not result in the qualification, downgrading or withdrawal of the then current ratings of any Class of Bonds. The appointment of such designated Person as Master Servicer and/or Special Servicer shall also be subject to receipt by the Owner Trustee and the Indenture Trustee of (i) an Acknowledgement of Proposed Master Servicer or Special Servicer in the form attached hereto as Exhibit D-2, executed by the designated Person, and (ii) an Opinion of Counsel (at the expense of the Person designated to become the Master Servicer and/or Special Servicer, as applicable) to the effect that the designation of such Person to serve as Master Servicer or Special Servicer, as applicable, is in compliance with this Section 5.06 and all other applicable provisions of this Agreement, that upon the execution and delivery of the Acknowledgement of Proposed Master Servicer or Special Servicer the designated Person shall be bound by the terms of this Agreement and that this Agreement shall be enforceable against the designated Person in accordance with its terms. Any existing Master Servicer and/or Special Servicer shall be deemed to have resigned simultaneously with such designated Person's becoming the Master Servicer and/or Special Servicer hereunder; provided, however, that the terminated or resigning Master Servicer and/or Special Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the effective date of such termination or resignation, whether in respect of Servicing Advances or otherwise, and it shall continue to be entitled to the benefits of Section 5.03 notwithstanding any such resignation;


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provided that on or prior to the replacement of the terminated or resigning
Master Servicer or Special Servicer, as applicable, such Master Servicer or Special Servicer, as applicable, shall be reimbursed or paid for any outstanding Advances, with interest thereon at the Reimbursement Rate, and any unpaid compensation and other expenses that are due and payable under the terms of this Agreement. Such resigning Master Servicer or Special Servicer as applicable shall cooperate with the Indenture Trustee and the replacement Master Servicer or Special Servicer, as applicable, in effecting the termination of the resigning Master Servicer or Special Servicer's responsibilities and rights hereunder, including the transfer within two Business Days to the replacement Master Servicer or Special Servicer, as applicable, for administration by it of all cash amounts that shall at the time be or should have been credited by the Master Servicer and/or Special Servicer to the REO Account or delivered to the Master Servicer or that are thereafter received with respect to Specially Serviced Mortgage Loans or REO Properties.

                  Section 5.07. Master Servicer or Special Servicer as Owner of Bonds and Certificates.

                  The Master Servicer or an Affiliate of the Master Servicer, or the Special Servicer or an Affiliate of the Special Servicer, may become the holder of any Bond or Owner Trust Certificate with the same rights it would have if it were not the Master Servicer or the Special Servicer or an Affiliate thereof. If, at any time during which the Master Servicer or the Special Servicer or an Affiliate of the Master Servicer or the Special Servicer is the holder of any Bond or Owner Trust Certificate, the Master Servicer or the Special Servicer proposes to take action (including for this purpose, omitting to take action) that (i) is not expressly prohibited by the terms hereof and would not, in the Master Servicer or the Special Servicer's good faith judgment, violate the Servicing Standard, and (ii) if taken, might nonetheless, in the Master Servicer's or the Special Servicer's good faith judgment, be considered by other Persons to violate the Servicing Standard, the Master Servicer or the Special Servicer may (but need not) seek the approval of the holders of the Bonds and the Owner Trust Certificates to such action by delivering to the Owner Trustee and the Indenture Trustee a written notice that (a) states that it is delivered pursuant to this Section 5.07, (b) identifies the amount of each Class of Bonds and Owner Trust Certificates beneficially owned by the Master Servicer or the Special Servicer or an Affiliate of the Master Servicer or the Special Servicer, as applicable, and (c) describes in reasonable detail the action that the Master Servicer or the Special Servicer, as the case may be, proposes to take. Upon receipt of such notice, the Indenture Trustee shall forward it to the holders of the Bonds and the Owner Trust shall forward it to the holders of the Owner Trust Certificates (in each case other than the Master Servicer and its Affiliates or the Special Servicer and its Affiliates, as appropriate), together with such instructions for response as Indenture Trustee and the Owner Trustee, respectively, shall reasonably determine. If at any time, holders of Bonds representing greater than 50% of the Bonds and holders of Owner Trust Certificates representing greater than 50% of Owner Trust Certificates (calculated without regard to the Bonds and the Owner Trust Certificates beneficially owned by the Master Servicer or its Affiliates or the Special Servicer or its Affiliates) shall have separately consented in writing to the proposal described in the written notice, and if the Master Servicer or the Special Servicer shall act as proposed in the written notice, such action shall be deemed to comply with the Servicing Standard. Each of the Owner Trust, the Owner Trustee and the Indenture Trustee shall be entitled to reimbursement from the Master Servicer or the Special


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Servicer, as applicable, for the reasonable expenses incurred by it pursuant to this paragraph. It is not the intent of the foregoing provision that the Master Servicer or the Special Servicer be permitted to invoke the procedure set forth herein with respect to routine servicing matters arising hereunder, but rather in the case of unusual circumstances.

                  Section 5.08 Limitation on Liability of the Master Servicer and of the Special Servicer.

                  Neither the Owner Trust, the Master Servicer, the Special Servicer, nor any of the owners, directors, officers, employees or agents of the Owner Trust or the Master Servicer or the Special Servicer shall be under any liability to the Trust Estate or the Holders of Owner Trust Certificates or Bonds for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Owner Trust or the Master Servicer or the Special Servicer or any such Person against any breach of warranties or representations made herein, or against any specific liability imposed on the Master Servicer or the Special Servicer pursuant to Section 5.03 or for a breach of the Servicing Standard, or against any liability which would otherwise be imposed by reason of its respective willful misfeasance, misrepresentation, bad faith, fraud or negligence in the performance of its duties or by reason of negligent disregard of its respective obligations or duties hereunder. The Owner Trust, the Master Servicer, the Special Servicer any and owner, director, officer, employee or agent of the Owner Trust, the Master Servicer or the Special Servicer may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any appropriate Person with respect to any matters arising hereunder.




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                                   ARTICLE VI

                                     DEFAULT

                  Section 6.01.     Servicing Events of Default.

                  (a) "Servicing Event of Default", wherever used herein with respect to the Master Servicer or Special Servicer, means any one of the following events:

                  (i) any failure by the Master Servicer to deposit into the Collection Account any amount (other than a P&I Advance) required to be so deposited under this Agreement on the date on which such deposit was first required to be made; or

                  (ii) any failure by the Special Servicer or the Master Servicer to deposit into, or to remit to the Owner Trustee or the Indenture Trustee any amount (other than a P&I Advance) required to be so deposited or remitted; or

                  (iii) any failure by the Master Servicer to deposit into the Collection Account, or to deposit with the Indenture Trustee, on any Master Servicer Remittance Date the full amount of P&I Advances required to be made on such date, which failure continues unremedied until 5:00 New York City time on the date on which such deposit was required to be made; or

                  (iv) any failure by the Special Servicer to deposit into the REO Account or to deposit into, or remit to the Master Servicer for deposit into, the Collection Account any amount required to be so deposited under this Agreement which continues unremedied for one day following the date on which such deposit was first required to be made; or

                  (v) any failure by the Master Servicer to timely make any Servicing Advance required to be made by it pursuant to the second paragraph of Section 3.19(b) which continues unremedied for a period of five days following the date on which notice shall have been given to the Master Servicer by the Indenture Trustee as provided in Section 3.03(d); or

                  (vi) any failure by the Special Servicer to timely make any Emergency Advance required to be made by it pursuant to the second paragraph of Section 3.19(b) which continues unremedied for a period of five days following the date on which notice has been given to the Special Servicer by the Indenture Trustee as provided in Section 3.03(d); or

                  (vii) any failure on the part of the Master Servicer or the Special Servicer duly to observe or perform in any material respect any of its other covenants or obligations under this Agreement which continues unremedied for a period of 30 days (or, in the case of payment of insurance premiums, for a period of 15 days)


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



                  after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer or the Special Servicer, as the case may be, by any other party hereto or to the Master Servicer or the Special Servicer, as the case may be, (with a copy to each other party hereto) by holders of not less than 25% of the Owner Trust Certificates or the Bonds; or

                  (viii) any breach on the part of the Master Servicer or the Special Servicer of any representation or warranty contained in this Agreement that materially and adversely affects the interests of the Issuer or any Class of Bondholders and which continues unremedied for a period of 30 days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to the Master Servicer or the Special Servicer, as the case may be, by any other party hereto or to the Master Servicer or the Special Servicer, as the case may be, (with a copy to each other party hereto) by holders of not less than 25% of the Owner Trust Certificates or the Bonds; or

                  (ix) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer or the Special Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                  (x) the Master Servicer or the Special Servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

                  (xi) the Master Servicer or the Special Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing; or

                  (xii) the Owner Trustee or the Indenture Trustee shall have received written notice from either Rating Agency that the continuation of the Master Servicer or the Special Servicer in such capacity would result in a downgrade, qualification or withdrawal of any rating then assigned by such Rating Agency to any Class of
                  Bonds.



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



When a single entity acts as Master Servicer and Special Servicer, a Servicing Event of Default in one capacity shall constitute a Servicing Event of Default in each capacity; provided however that the Owner Trust, the Indenture Trustee and the holders of the Bonds and the Owner Trust Certificates (in accordance with clause (b) below) may at their option elect to terminate the Master Servicer or Special Servicer in one or the other capacity rather than both such capacities.

                  (b) If any Servicing Event of Default with respect to the Master Servicer or the Special Servicer (in either case, for purposes of this Section 6.01(b), the "Defaulting Party") shall occur and be continuing, then, and in each and every such case, so long as the Event of Default shall not have been remedied, the Owner Trust or the Indenture Trustee may, and at the written direction of holders of 25% of the Owner Trust Certificates or the Bonds or if the relevant Servicing Event of Default is the one described in clause (xiii) of
Section 6.01(a), the Owner Trust and the Indenture Trustee shall, terminate, by notice in writing to the Defaulting Party (with a copy of such notice to each other party hereto), all of the rights and obligations, other than any rights it may have hereunder as a holder of Owner Trust Certificates or Bonds and any rights or obligations that accrued prior to the date of such termination (including the right to receive all amounts accrued or owing to it under this Agreement, plus interest at the Reimbursement Rate on such amounts until received to the extent such amounts bear interest as provided in this Agreement, with respect to periods prior to the date of such termination, and the right to the benefits of Section 5.08 notwithstanding any such termination) of the Defaulting Party under this Agreement and in and to the Trust Estate (other than as a holder of any Bond or Owner Trust Certificate). From and after the receipt by the Defaulting Party of such written notice, all authority and power of the Defaulting Party under this Agreement, whether with respect to the Owner Trust (other than as a Holder of any Bond or Owner Trust Certificate) or the Mortgage Loans or otherwise, shall pass to and be vested in the Indenture Trustee pursuant to and under this Section, and, without limitation, the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of the Defaulting Party, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. Each of the Master Servicer and the Special Servicer agrees that, if it is terminated pursuant to this Section 6.01(b), it shall promptly (and in any event not later than ten Business Days subsequent to its receipt of the notice of termination) provide the Indenture Trustee with all documents and records requested thereby to enable the Indenture Trustee to assume the Master Servicer or Special Servicer's, as the case may be, functions hereunder, and shall cooperate with the Indenture Trustee in effecting the termination of the Master Servicer or Special Servicer's, as the case may be, responsibilities and rights hereunder, including the transfer within two Business Days to the Indenture Trustee for administration by it of all cash amounts which shall at the time be or should have been credited by the Master Servicer to the Collection Account or any Servicing Account (if it is the Defaulting Party) or by the Special Servicer to the REO Account, the Collection Account or any Servicing Account (if it is the Defaulting Party) or thereafter be received by or on behalf of it with respect to any Mortgage Loan or REO Property (provided, however, that the Master Servicer and the Special Servicer each shall, if terminated pursuant to this
Section 6.01(b), continue to be obligated for or entitled to pay or receive all amounts accrued or owing by or to it under this Agreement on or prior to the date of such


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



termination, whether in respect of Advances or otherwise, and it and its directors, officers, employees and agents shall continue to be entitled to the benefits of Section 5.03 notwithstanding any such termination). In the event any Advances made by the Master Servicer, the Indenture Trustee, the Fiscal Agent or the Special Servicer shall at any time be outstanding, or any amounts of interest thereon shall be accrued and unpaid, all amounts available to repay Advances and interest hereunder shall be applied first entirely to the Advances made by the Fiscal Agent (and the accrued and unpaid interest thereon) until such Advances made by the Fiscal Agent (and the accrued and unpaid interest thereon) shall have been repaid in full, then to Advances made by the Indenture Trustee (and the accrued and unpaid interest thereon) until such Advances made by the Indenture Trustee (and the accrued and unpaid interest thereon) shall have been repaid in full, and then to Advances made by the Master Servicer (and the accrued and unpaid interest thereon), and then to Advances made by the Special Servicer (and the accrued and unpaid interest thereon). Any costs or expenses in connection with any actions to be taken by the Master Servicer or Special Servicer pursuant to this paragraph shall be borne by the Master Servicer or Special Servicer, as the case may be, and to the extent not paid by such defaulting party within 30 days after demand therefor, such expense shall be borne by the Owner Trust.

                  Section 6.02. Indenture Trustee to Act; Appointment of Successor.

                  On and after the time the Master Servicer or the Special Servicer resigns pursuant to the first paragraph of Section 5.04 or receives a notice of termination pursuant to Section 6.01, the Indenture Trustee shall be the successor in all respects to the Master Servicer or the Special Servicer, as the case may be, in its capacity as such under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Master Servicer or the Special Servicer, as the case may be, by the terms and provisions hereof, including if the Master Servicer is the resigning or terminated party, the Master Servicer's obligation to make P&I Advances; provided that any failure to perform such duties or responsibilities caused by the Master Servicer or the Special Servicer's, as the case may be, failure to cooperate or to provide information or monies required by Section 6.01(b) shall not be considered a default by the Indenture Trustee hereunder. Neither the Indenture Trustee nor any other successor shall be liable for any of the representations and warranties of the resigning or terminated party or for any losses incurred by the resigning or terminated party pursuant to Section
3.06 hereunder nor shall the Indenture Trustee or any other successor be required to repurchase or substitute for any Mortgage Loan hereunder. As compensation therefor, the Indenture Trustee shall be entitled to all fees and other compensation which the resigning or terminated party would have been entitled to for future services rendered if the resigning or terminated party had continued to act hereunder.

                  Notwithstanding the above, the Indenture Trustee may, if it shall be unwilling to so act, or shall, if (i) it is unable to so act or (ii) if holders of at least 51% of the Bonds or the Owner Trust Certificates or (iii) if the Indenture Trustee is not approved as a Master Servicer or Special Servicer by either Rating Agency promptly appoint, or petition a court of competent jurisdiction to appoint, any established commercial loan servicing institution as the successor to the Master Servicer or the Special Servicer, as the case may be, hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer or the Special


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



Servicer, as the case may be, hereunder; provided that such appointment does not result in the downgrading, withdrawal or qualification of any rating assigned by either Rating Agency to any Class of Bonds (as confirmed in writing by each Rating Agency). No appointment of a successor to the Master Servicer or the Special Servicer hereunder shall be effective until the assumption of the successor to such party of all its responsibilities, duties and liabilities hereunder, and pending such appointment and assumption, the Indenture Trustee shall act in such capacity as hereinabove provided. In connection with any such appointment and assumption, the Indenture Trustee may make such arrangements for the compensation, which shall accrue from the date of such appointment and assumption, of such successor out of payments on the Mortgage Loans or otherwise as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the resigning or terminated party hereunder. The Owner Trust, the Indenture Trustee, the Fiscal Agent, such successor and each other party hereto shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

                  Section 6.03.     Waiver of Servicing Events of Default.

                  The holders of at least 662/3% of the Bonds and the Owner Trust Certificates affected by any Servicing Event of Default hereunder may, acting separately, waive such Servicing Event of Default within ten Business Days of notice thereof; provided, however, that a Servicing Event of Default under clause (i), clause (ii) or clause (iii) of Section 6.01(a) may be waived only by all of the holders of the Bonds and the Owner Trust Certificates of the affected Classes. Upon any such waiver of a Servicing Event of Default and payment to the Indenture Trustee of all costs and expenses incurred by it in connection with such Servicer Event of Default and prior to its waiver, such Servicing Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other Servicing Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                  Section 6.04. Additional Remedies of the Owner Trust and the Indenture Trustee upon a Servicing Event of Default.

                  During the continuance of any Servicing Event of Default, so long as such Servicing Event of Default shall not have been remedied, in addition to the rights specified in Section
6.01,
the Owner Trust shall have the right, and each of the Owner Trustee and the Indenture Trustee, shall have the right, in its own name and as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the holders of the Owner Trust Certificates and the Bonds (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Servicing Event of Default.


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                                   ARTICLE VII

                           CONCERNING THE FISCAL AGENT

                  Section 7.01.     Duties of the Fiscal Agent

                  (a) To the extent that the Indenture Trustee is required, pursuant to the terms of this Agreement, to make any P&I Advance, whether as successor Master Servicer or otherwise, and has failed to do so in accordance with the terms hereof, the Fiscal Agent shall make such P&I
Advance when and as required by the terms of this Agreement on behalf of the Indenture Trustee as if the Fiscal Agent were the Indenture Trustee hereunder. To the extent that the Fiscal Agent makes a P&I Advance pursuant to this Section 7.01(a), the obligations of the Indenture Trustee under this Agreement in respect of such P&I Advance shall be satisfied. Notwithstanding anything contained in this Agreement to the contrary, all references to the Indenture Trustee and the rights, obligations and benefits of the Indenture Trustee referred to herein, including the right to be reimbursed for any such P&I Advance, with interest as provided herein, shall be deemed those of the Fiscal Agent to the extent of each P&I Advance made by the Fiscal Agent pursuant to this Section 7.01(a).

                  (b)      [Reserved].

                  (c) The Fiscal Agent shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties as Fiscal Agent in accordance with this Agreement, and if it does so appear, prosecute or defend any such legal action, all legal expenses and costs of such action shall be expenses and costs of the Owner Trust, and the Fiscal Agent shall be entitled to be reimbursed therefor from the Collection Account.

                  Section 7.02.     Fiscal Agent May Own Bonds and Certificates.

                  The Fiscal Agent, in its individual or any other capacity, may become the owner or pledgee of Bonds or Owner Trust Certificates with the same rights it would have if it were not the Fiscal Agent.

                  Section 7.03. Fees and Expenses of Fiscal Agent; Indemnification of Fiscal Agent.

                  (a) The Indenture Trustee shall pay the fees of the Fiscal Agent out of the Indenture Trustee's own funds for the performance by the Fiscal Agent of its obligations hereunder, and such fees shall constitute the sole compensation for the services to be rendered by the Fiscal Agent hereunder.

                  (b) The Fiscal Agent and any director, officer, employee, agent or Control Person of the Fiscal Agent shall be entitled to be indemnified for and held harmless by the Owner Trust against any unanticipated loss, liability or expense (including costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement)


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arising out of, or incurred in connection with, this Agreement or any act or omission of the Fiscal Agent relating to the performance of any of the powers and duties of the Fiscal Agent hereunder, provided that the Fiscal Agent shall not be entitled to indemnification pursuant to this Section 7.03(b) for (1) any expense or liability specifically required to be borne thereby pursuant to the terms hereof or (2) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of the Fiscal Agent's obligations and duties hereunder. The provisions of this Section 7.03(b) shall survive the termination of this Agreement and any resignation or removal of the Fiscal Agent and appointment of a successor fiscal agent.

                  Section 7.04.     Resignation and Removal of Fiscal Agent.

                  (a) Upon the resignation or removal of the Indenture Trustee pursuant to the Indenture, the Fiscal Agent shall resign and be discharged from its duties and obligations hereunder by giving written notice thereof to the Master Servicer, the Special Servicer, the Owner Trustee and the Indenture Trustee. Upon receiving such notice of resignation, the Owner Trust shall promptly appoint a successor fiscal agent (which may be the successor indenture trustee) acceptable to the Master Servicer by written instrument, in duplicate, which instrument shall be delivered to the resigning Fiscal Agent and to the successor fiscal agent. A copy of such instrument shall be delivered to the Master Servicer, the Special Servicer and the successor indenture trustee by the Owner Trust. If no successor fiscal agent shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Fiscal Agent may petition any court of competent jurisdiction for the appointment of a successor fiscal agent (which may be the successor indenture trustee).

                  (b) If at any time the Fiscal Agent shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Fiscal Agent or of its properties shall be appointed, or any public officer shall take charge or control of the Fiscal Agent or of its properties or affairs for the purpose of rehabilitation, conservation or liquidation, or if the continued use of the Fiscal Agent would, as confirmed in writing by any Rating Agency, result in a qualification, downgrading or withdrawal of the rating assigned by such Rating Agency to any Class of Bonds, then the Owner Trust may remove the Fiscal Agent and appoint a successor fiscal agent (which may be the Indenture Trustee or any successor indenture trustee) acceptable to the Master Servicer by written instrument, in duplicate, which instrument shall be delivered to the Fiscal Agent so removed and to the successor fiscal agent. A copy of such instrument shall be delivered to the Master Servicer, the Special Servicer and the Indenture Trustee (or successor indenture trustee) by the Owner Trustee.

                  (c) The holders of a majority of the Bonds and the Owner Trust Certificates, acting separately, may at any time remove the Fiscal Agent and appoint a successor fiscal agent (which may be the Indenture Trustee or any successor indenture trustee) by written instrument or instruments, in six counterparts, signed by such holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, the Special Servicer, the Owner Trustee, the Indenture Trustee, the Fiscal Agent so removed and the successor fiscal agent so appointed. A copy of such instrument shall be delivered to the Company and the Special Servicer by the successor so appointed.

                  (d) Any resignation or removal of the Fiscal Agent and appointment of a successor fiscal agent pursuant to any of the provisions of this Section 7.04 shall not become effective until acceptance of appointment by the successor fiscal agent as provided in Section 7.05 and, in the case of any removal without cause, the reimbursement by the successor fiscal agent of the Fiscal Agent so removed for any P&I Advances made by such Fiscal Agent and not previously reimbursed (plus interest thereon from the respective dates on which such P&I Advances were made through the date of reimbursement).

                  (e) The Fiscal Agent shall not resign from the obligations and duties hereby imposed on it except (i) as required by this Section 7.04, and
(ii) if written confirmation is received by the Indenture Trustee from the Rating Agencies that the resignation of the Fiscal Agent will not result in the downgrade, qualification or withdrawal of the ratings of any Class of Bonds.

                  Section 7.05.     Successor Fiscal Agent.

                  (a) Any successor fiscal agent appointed as provided in
Section 7.04 shall execute, acknowledge and deliver to the Master Servicer, the Special Servicer, the Owner Trustee, the Indenture Trustee and to its predecessor fiscal agent an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor fiscal agent shall become effective and such successor fiscal agent, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as fiscal agent herein. The Master Servicer, the Special Servicer, the Owner Trust, the Indenture Trustee and the predecessor fiscal agent shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor fiscal agent all such rights, powers, duties and obligations, and to enable the successor fiscal agent to perform its obligations hereunder.

                  (b) Upon acceptance of appointment by a successor fiscal agent as provided in this Section 7.05, such successor fiscal agent shall mail notice of the succession of such fiscal agent hereunder to the holders of the Bonds and the Owner Trust Certificates.

                  Section 7.06.     Merger or Consolidation of Fiscal Agent.

                  Any entity into which the Fiscal Agent may be merged or converted or with which it may be consolidated or any entity resulting from any merger, conversion or consolidation to which the Fiscal Agent shall be a party, or any entity succeeding to all or substantially all of the business of the Fiscal Agent, shall be the successor of the Fiscal Agent hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                                  ARTICLE VIII

                                   TERMINATION

                  Section 8.01. Termination Upon Repurchase or Liquidation of All Mortgage Loans or Discharge of Indenture.

                  The respective obligations and responsibilities under this Agreement of the Master Servicer, the Special Servicer, the Owner Trust, the Indenture Trustee and the Fiscal Agent shall terminate upon the remittance by the Master Servicer to the Indenture Trustee, for deposit in the Bond Account under the Indenture, of all amounts held by or on behalf of the Master Servicer and required hereunder to be so remitted on the Master Servicer Remittance Date following the earliest to occur of (i) the purchase by the Majority Holder of the Owner Trust Certificates, or if such Holder does not exercise its option, the Master Servicer, of all Mortgage Loans and REO Properties remaining in the Trust Estate at a price equal to (A) the aggregate Purchase Price of all the Mortgage Loans included in the Trust Estate, plus (B) the sum of the appraised value of each REO Property, if any, included in the Trust Estate, such Appraisal to be conducted by a Qualified Appraiser selected by the Master Servicer and approved by the Owner Trust and the Indenture Trustee, and the fair price of each item included in the Trust Estate, such price to be determined in accordance with Section 3.18(e), minus (C) the aggregate amount of unreimbursed Advances made by the Master Servicer, together with any unpaid Advance Interest in respect of such unreimbursed Advances and any unpaid Master Servicing Fees remaining outstanding (which items shall be deemed to have been paid or reimbursed to the Master Servicer in connection with such purchase), (ii) the final payment or other liquidation (or any advance with respect thereto) of the last of the Mortgage Loans and REO Properties remaining in the Trust Estate and
(iii) the satisfaction of the indebtedness evidenced by the Bonds, the discharge of the lien of the Indenture and the termination of the Owner Trust in accordance with the provisions of the Indenture and the Owner Trust Agreement.

                  The Majority Holder of the Owner Trust Certificates (or, if such Holder does not elect to do so, Master Servicer) may at its option elect to purchase all of the Mortgage Loans and REO Properties remaining in the Trust Estate as contemplated by clause (i) of the preceding paragraph by giving written notice to the other parties hereto not later than 60 days prior to the anticipated date of purchase; provided, however, that the aggregate Stated Principal Balance of the Mortgage Loans and REO Loans at the time of such election is less than or equal to 20% of the aggregate Cut-off Date Balance of the Mortgage Loans. If the Owner Trust is to be terminated in connection with the purchase of all of the Mortgage Loans and REO Properties remaining in the Trust Estate by the Master Servicer, the Majority Holder of the Owner Trust Certificates or the Master Servicer, as applicable, shall deposit in the Collection Account not later than the Master Servicer Remittance Date relating to the Payment Date on which the final payment on the Bonds and the Owner Trust Certificates is to occur an amount in immediately available funds equal to the above-described purchase price. In addition, the Master Servicer shall remit to the Indenture Trustee for deposit into the Bond Account under the Indenture, and shall otherwise pay, all amounts required to be remitted or paid by the Master Servicer on such Master Servicer Remittance Date from the Collection Account pursuant to Section 3.05(a) and Section 3.05(b).

Upon confirmation that such final deposit has been made and the receipt of an Officer's Certificate from the Master Servicer to the effect that all such other amounts have been paid, the Indenture Trustee shall release or cause to be released to the Majority Holder of the Owner Trust Certificates or the Master Servicer, as applicable, the Mortgage Loan Files for the remaining Mortgage Loans and the Owner Trust and the Indenture Trustee shall execute all assignments, endorsements and other instruments furnished to it by the Majority Holder of the Owner Trust Certificates or the Master Servicer, as applicable, in each case without recourse, representation or warranty as shall be necessary to effectuate transfer of the Mortgage Loans and REO Properties to the Majority Holder of the Owner Trust Certificates or the Master Servicer, as applicable.

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

                  Section 9.01.     Amendment.

                  Subject to the provisions of the Indenture and the Owner Trust Agreement governing amendments, supplements and other modifications to this Agreement, this Agreement may be amended by the parties hereto from time to time but only by the mutual written agreement signed by the parties hereto and written confirmation from each Rating Agency to the effect that such amendment will not cause such Rating Agency to qualify, downgrade or withdraw its then current rating of any Class of Bonds. The Master Servicer shall furnish to each party hereto and to the Company, the Manager and each Rating Agency a fully executed counterpart of each amendment to this Agreement.

                  Section 9.02.     Recordation of Agreement; Counterparts.

                  (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the expense of the Owner Trust upon the direction of the Owner Trustee, but only if such direction is accompanied by an Opinion of Counsel (the cost of which shall be paid out of the Collection Account) to the effect that such recordation will materially and beneficially affect the interests of the Owner Trust.

                  (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute but one and the same instrument.

                  SECTION 9.03.     GOVERNING LAW.

                  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                  Section 9.04.     Notices.

                  All notices, requests and other communications hereunder shall be in writing and, unless otherwise provided herein, shall be deemed to have been duly given if delivered by courier or mailed by first class mail, postage prepaid, or if transmitted by telecopier and confirmed in a writing delivered or mailed as aforesaid, to (a) in the case of the Master Servicer and the Special Servicer, Midland Loan Services, Inc., 210 West 10th Street, Kansas City, Missouri 64105, Attention: Timothy A. Mazzetti, telecopy number: (816) 435-2326, telephone number: (816) 435- 4678, (b) in the case of S&P, 25 Broadway, New York, New York 10004, Attention: Commercial

Mortgage Surveillance Group, telecopy number: (212) 412-0224, telephone number:
(212) 208- 8000; (c) in the case of the Owner Trustee, Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001,
Attention: Corporate Trust Administration, telecopy number: (302) 651-8882, telephone number: (302) 651-1000, (d) in the case of the Owner Trust, to IMPAC CMB Trust 1998-C1, c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration, telecopy number: (302) 651-8882, telephone number: (302) 651-1000, (e) in the case of the Indenture Trustee, LaSalle National Bank, 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60674-4107, Attention: Asset Backed Securities Trust Services Group-Impac 1998-C1 telecopy number: (312) 904-2084, (f) in the case of the Fiscal Agent, ABN AMRO Bank N.V., 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60674-4107, Attention: Asset Backed Securities Trust Services Group-Impac 1998-C1, telecopy number: (312) 904-2084, (g) in the case of Moody's, Moody's Investors Service, Inc., 99 Church Street, New York, New York, 10007, Attention: Jay Rosen, telecopy number: (212) 553-1350, telephone number: (212) 553-4373, (h) in the case of the Company, 20371 Irvine Avenue, Suite 200, Santa Ana Heights, California 92707, Attention:
Richard Johnson, telecopy number: (714) 438-2150, telephone number: (714) 438-2023, and (i) in the case of the Manager, 20371 Irvine Avenue, Suite 200, Santa Ana Heights, California 92707, Attention: Richard Johnson, telecopy number: (714) 438-2150, telephone number: (714) 438-2023, or, as to each such Person, to such other address and telecopy number as shall be designated by such Person in a written notice to parties hereto. Any notice required or permitted to be delivered to a holder of Owner Trust Certificates or Bonds shall be deemed to have been duly given if mailed by first class mail, postage prepaid, at the address of such holder as shown in the register maintained for such purposes under the Owner Trust Agreement and the Indenture, respectively. Any notice so mailed within the time prescribed in this Agreement shall conclusively be presumed to have been duly given, whether or not such holder receives such notice.

                  Section 9.05.     Severability of Provisions.

                  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

                  Section 9.06.     Effect of Headings and Table of Contents.

                  The article and section headings and the table of contents herein are for convenience of reference only and shall not limit or otherwise affect the construction hereof.

                  Section 9.07.     Notices to Rating Agencies and Others.

                  (a) The Indenture Trustee shall promptly provide notice to the Rating Agencies with respect to each of the following of which a Responsible Officer of the Indenture Trustee has actual knowledge:

                        (i) any material change or amendment to this Agreement;

                        (ii) the occurrence of any Servicing Event of Default
                  that has not been cured; and

                        (iii) the resignation or termination of the Master
                  Servicer or the Special Servicer and the appointment of a successor.

                  (b) The Master Servicer shall promptly provide notice to the Rating Agencies with respect to each of the following of which it has actual knowledge:

                        (i) the resignation or removal of the Owner Trustee, the
                  Indenture Trustee or the Fiscal Agent and the appointment of a successor; and

                        (ii) any change in the location of the Collection
                  Account.

                  (c) Each of the Master Servicer and the Special Servicer, as the case may be, shall furnish each Rating Agency such information with respect to the Mortgage Loans as such Rating Agency shall reasonably request and which the Master Servicer or the Special Servicer, as the case may be, can reasonably provide.

                  (d) Each of the Master Servicer and the Special Servicer, as the case may be, shall promptly furnish the Rating Agencies with copies of the following items:

                        (i) each of its annual statements as to compliance
                  described in Section 3.13;

                        (ii) each of its annual independent public accountants'
                  servicing reports described in Section 3.14; and

                        (iii) each report prepared by it pursuant to Section
                  3.09(d) or (g), Section 3.12 or Section 4.01.

                  (f) Any Officer's Certificate, Opinion of Counsel, report, notice, request or other communication prepared by the Master Servicer, the Special Servicer, the Owner Trustee, the Indenture Trustee or the Fiscal Agent, or caused to be so prepared, for dissemination to any of the parties to this Agreement or any holder of Bonds or Owner Trust Certificates shall also be concurrently forwarded by such Person to the Company, the Manager and the Majority Holder of the Controlling Class to the extent not otherwise required to be so forwarded.

                  Section 9.08.     Successors and Assigns; Beneficiaries.

                  The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Owner Trustee and the holders of the Bonds and the Owner Trust
Certificates.

In addition, the provisions of this Agreement shall inure to the benefit of the Company, the Manager and the holders of the Bonds. No other person, including any Borrower, shall be entitled to any benefit or equitable right, remedy or claim under this Agreement.

                  Section 9.09.     Complete Agreement.

                  This Agreement embodies the complete agreement among the parties and may not be varied or terminated except by a written agreement conforming to the provisions of Section 9.01. All prior negotiations or representations of the parties are merged into this Agreement and shall have no force or effect unless expressly stated herein.

                  IN WITNESS WHEREOF, the Owner Trust, the Master Servicer and Special Servicer, the Indenture Trustee and the Fiscal Agent have caused this Agreement to be duly executed by their respective officers or representatives all as of the day and year first above written.


                              IMPAC CMB TRUST 1998-C1

                              By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee


                              By: /s/ James Lawlor
                                  -------------------------------------
                              Name:   James Lawlor
                              Title:  Vice President



                              MIDLAND LOAN SERVICES, INC.
                                as Master Servicer and Special Servicer


                              By /s/ Leon E. Bergman
                                 --------------------------------------
                              Name:  Leon E. Bergman
                              Title: Executive Vice President



                              LASALLE NATIONAL BANK
                                as Indenture Trustee


                              By: /s/ Michael Evans
                                  -------------------------------------
                              Name:   Michael Evans
                              Title:  First Vice President


                              ABN AMRO BANK N.V.
                                as Fiscal Agent


                              By: /s/ Irene Pazik
                                  -------------------------------------
                              Name:   Irene Pazik
                              Title:  Vice President

STATE OF ______________    )
                           )  ss.:
COUNTY OF _____________    )


                  On the ___ day of ________, 1998, before me, a notary public in and for said State, personally appeared _______________, known to me to be a _____________ of Wilmington Trust Company, one of the entities that executed the within agreement, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within agreement.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                             ------------------------------
                                                     Notary Public


[Notarial Seal]

STATE OF ______________    )
                           )  ss.:
COUNTY OF _____________    )


                  On the _____ day of August, 1998, before me, a notary public in and for said State, personally appeared ___________________, known to me to be a ________________ of Midland Loan Services, Inc., one of the entities that executed the within agreement, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within agreement.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                            ------------------------------
                                                    Notary Public


[Notarial Seal]

STATE OF ______________    )
                           )  ss.:
COUNTY OF _____________    )


                  On the _____ day of August, 1998, before me, a notary public in and for said State, personally appeared _____________, known to me to be a ____________ of LaSalle National Bank, one of the entities that executed the within agreement, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within agreement.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                        ------------------------------
                                               Notary Public


[Notarial Seal]

STATE OF ______________    )
                           )  ss.:
COUNTY OF _____________    )


                  On the _____ day of August, 1998, before me, a notary public in and for said State, personally appeared _____________, known to me to be a ____________ of ABN AMRO Bank N.V., one of the entities that executed the within agreement, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within agreement.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                          ------------------------------
                                                  Notary Public


[Notarial Seal]

                                   EXHIBIT A-1

                          LOAN SCHEDULE FOR SUB-POOL 1

                                   EXHIBIT A-2

                          LOAN SCHEDULE FOR SUB-POOL 2

                                   EXHIBIT B-1

                   FORM OF MASTER SERVICER REQUEST FOR RELEASE


                                            [Date]


LaSalle National Bank
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60674-4107
Attention:  Asset Backed Securities Trust Services Group-
            IMPAC CMB Trust 1998-C1


                  In connection with the administration of the Mortgage Loan Files held by or on behalf of you as Indenture Trustee under a certain Servicing Agreement (the "Servicing Agreement") dated as of August 1, 1998, by and among the undersigned, as master servicer and special servicer, IMPAC CMB Trust 1998-C1, as owner trust (the "Owner Trust"), you, as Indenture Trustee and ABN AMRO Bank N.V., as fiscal agent, and an Indenture (the "Indenture") dated as of August 1, 1998, between the Owner Trust and the Indenture Trustee, the undersigned hereby requests a release of the Mortgage Loan File (or the portion thereof specified below) held by or on behalf of you as Indenture Trustee with respect to the following described Mortgage Loan for the reason indicated below.

Borrower's Name:

Address:

Loan No.:

If only particular documents in the Mortgage Loan File are requested, please specify which:


Reason for requesting file (or portion thereof):

______            1.       Mortgage Loan paid in full.

                           The undersigned hereby certifies that all amounts received in connection with the Mortgage Loan that are required to be credited to the Collection Account pursuant to the Servicing Agreement, have been or will be so credited.

______            2.       Other.  (Describe)

                  The undersigned acknowledges that the above Mortgage Loan File (or requested portion thereof) will be held by the undersigned in accordance with the provisions of the Servicing Agreement and will be returned to you or your designee within ten (10) days of our receipt thereof, unless the Mortgage Loan has been paid in full, in which case the Mortgage Loan File
(or such portion thereof) will be retained by us permanently.

                  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture.


                                       MIDLAND LOAN SERVICES, INC.,
                                       as Master Servicer


                                       By: _________________________________
                                       Name:
                                       Title:

                                   EXHIBIT B-2

                  FORM OF SPECIAL SERVICER REQUEST FOR RELEASE


                                                              [Date]


LaSalle National Bank
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60674-4107
Attention:        Asset Backed Securities Trust Services Group-
                  IMPAC CMB Trust 1998-C1


                  In connection with the administration of the Mortgage Loan Files held by or on behalf of you as Indenture Trustee under a certain Servicing Agreement (the "Servicing Agreement") dated as of August 1, 1998, by and among the undersigned, as master servicer and special servicer, IMPAC CMB Trust 1998-C1, as owner trust (the "Owner Trust"), you, as Indenture Trustee and ABN AMRO Bank N.V., as fiscal agent, and an Indenture (the "Indenture") dated as of August 1, 1998, between the Owner Trust and the Indenture Trustee, the undersigned hereby requests a release of the Mortgage Loan File (or the portion thereof specified below) held by or on behalf of you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

Borrower's Name:

Address:

Loan No.:

If only particular documents in the Mortgage Loan File are requested, please specify which:


Reason for requesting file (or portion thereof):

______            1.       The Mortgage Loan is being foreclosed or comparably
                           converted.

______            2.       Other.  (Describe)

                  The undersigned acknowledges that the above Mortgage Loan File (or requested portion thereof) will be held by the undersigned in accordance with the provisions of the Servicing Agreement and will be returned to you or your designee within ten (10) days of our receipt thereof, unless the Mortgage Loan is being foreclosed or comparably converted, in which case the Mortgage Loan File (or such portion thereof) will be returned when no longer required by us for such purpose.

                  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture.


                                      MIDLAND LOAN SERVICES, INC.,
                                      as Special Servicer


                                      By:______________________________
                                      Name:
                                      Title:

                                   EXHIBIT C-1

                        FORM OF DETERMINATION DATE REPORT


Issue Identifier

Loan Number

Mortgage Note Rate %

Scheduled P & I Payment

Scheduled Interest Amount

Scheduled Principal Amount

Payoff Amount

Payoff Date (YYYYMMDD)

Payoff Code

Ending Scheduled Balance

Paid Through Date (YYYYMMDD)

Loan Status Code

Recovered Delinquency Amount

Filler

                                   EXHIBIT C-2

                         FORM OF SPECIAL SERVICER REPORT


Loan Number

Property Name

Property Type

Property Address

Past Due Status

Paid-To Date

Date of Last Financial Statement

Date of Last Inspection Report

Current NOI

Number of Months of Revenue Annualized

Original Loan Balance*

Current Principal Balance

Scheduled Monthly P&I

Gross Coupon

Replacement Cost at Origination and Date of Determination*

Current Appraised Value and Date of Appraisal

Modified Since Origination (Y/N)*

Comments that the Special Servicer has regarding loan status and certain factual matters regarding servicing including modifications, foreclosures and notices


* Special Servicer's information with respect to these items is based solely upon information, if any, in files delivered to the Special Servicer.

                                   EXHIBIT C-3

                      FORM OF OPERATING STATEMENT ANALYSIS

                                   EXHIBIT D-1

                       FORM OF NOTICE AND ACKNOWLEDGEMENT
          CONCERNING REPLACEMENT OF MASTER SERVICER OR SPECIAL SERVICER


                                                              [Date]


Standard & Poor's Rating Services
25 Broadway
New York, New York 10007

Moody's Investors Service Inc.
99 Church Street
New York, New York 10007

Ladies and Gentlemen:

         This notice is being delivered pursuant to Section 5.06 of the Servicing Agreement, dated as of August 1, 1998 (the "Servicing Agreement"), relating to the IMPAC CMB Trust 1998-C1, Collateralized Mortgage Bonds. Any term with initial capital letters not otherwise defined in this notice has the meaning given such term in the Servicing Agreement.

         Notice is hereby given that the [Majority Holder of the Controlling Class] has designated ________________ to serve as the [Master Servicer] [Special Servicer] under the Servicing Agreement.

         The designation of __________________ as [Master Servicer] [Special Servicer] will become final if certain conditions are met and if you deliver to the Indenture Trustee and the Owner Trustee under the Servicing Agreement, written confirmation that if the person designated to become the [Master Servicer] [Special Servicer] were to serve as the [Master Servicer] [Special Servicer], such event would not result in the qualification, downgrade or withdrawal of the rating or ratings assigned to one or more Classes of the Bonds. Accordingly, such confirmation is hereby requested as soon as possible.

         Please acknowledge receipt of this notice by signing the enclosed copy of this notice where indicated below and returning it to the Indenture Trustee with a copy to the Owner Trustee, in the enclosed stamped self-addressed envelope.

                                         Very truly yours,

                                         LASALLE NATIONAL BANK

                                         By:________________________

                                         Name:______________________

                                         Title:_____________________




Receipt acknowledged:


STANDARD & POOR'S RATINGS SERVICES

By:____________________________
Title:_________________________
Date:__________________________


MOODY'S INVESTORS SERVICES INC.

By:____________________________
Title:_________________________
Date:__________________________

                                   EXHIBIT D-2

                       FORM OF ACKNOWLEDGEMENT OF PROPOSED
                       MASTER SERVICER OR SPECIAL SERVICER


                                                              [Date]




LaSalle National Bank
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60674-4107
Attention:        Asset Backed Securities Trust Services Group-
                  IMPAC CMB Trust 1998-C1

Ladies and Gentlemen:

         Pursuant to Section 5.06 of the Servicing Agreement (the "Servicing Agreement"), dated as of August 1, 1998, relating to the IMPAC CMB Trust 1998-C1, Collateralized Mortgage Bonds, the undersigned hereby agrees with all the other parties to the Servicing Agreement that the undersigned shall serve as [Master Servicer] [Special Servicer] under, and as defined in, the Servicing Agreement. The undersigned hereby acknowledges that, as of the date hereof, it is and shall be a party to the Servicing Agreement and bound thereby to the full extent indicated therein in the capacity of [Master Servicer] [Special Servicer]. The undersigned hereby makes, as of the date hereof, the representations and warranties set forth in Section 2.01 of the Servicing Agreement, with the following corrections with respect to type of entity and jurisdiction of organization: ____________________.



                                        _________________________________

                                        By:______________________________
                                        Name:____________________________
                                        Title:___________________________

                                   EXHIBIT E-1

                        FORM OF LIMITED POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that LaSalle National Bank, as indenture trustee (the "Indenture Trustee") under the Indenture (the "Indenture"), dated as of August 1, 1998, among IMPAC CMB Trust 1998-C1, as issuer (the "Issuer"), and the Indenture Trustee, as indenture trustee, a national banking association having its office at 135 South LaSalle Street, Chicago, Illinois 60674-4107, does by these presents make, constitute and appoint Midland Loan Services, Inc., a corporation organized and existing under the laws of the State of Delaware, its true and lawful Attorney-in-Fact, with full power and authority to sign, execute, acknowledge, deliver, file for record and record any instrument on its behalf and to perform such other act or acts as may be customarily and reasonably necessary and appropriate to effectuate the following enumerated transactions in respect of any of the loan agreements with respect to any Mortgage Loan, including without limitation, any of the Mortgages and Mortgage Notes (each as defined in the Indenture) in respect of which the undersigned is acting as Indenture Trustee (whether the undersigned is named therein as mortgagee, beneficiary, secured party or payee or has become such by virtue of endorsement of the Mortgage Note secured by any such Mortgage.

         This appointment shall apply to the following enumerated transactions only:

                  a. The modification or re-recording of a Mortgage, where said modification or re-recording is for the purpose of correcting the Mortgage to conform the same to the original intent of the parties thereto or to correct title errors discovered after such title insurance was issued, and said modification or re-recording, in either instance, does not adversely affect the lien of the Mortgage as insured.

                  b. The subordination of the lien of a Mortgage to an easement in favor of a public utility company, a government agency or unit with powers of eminent domain or any other third party; this section shall include, without limitation, the execution of partial satisfactions and releases, partial reconveyances and the execution of requests to trustees to accomplish same.

                  c. With respect to a Mortgage, the foreclosure, the taking of a deed or a transfer or conveyance in lieu of foreclosure, the completion of judicial or nonjudicial foreclosure or termination or the cancellation or rescission of any such foreclosure, including, without limitation, any and all of the following acts:

                           (1) the substitution of trustees serving under a
                  Mortgage, in accordance with state law and the Mortgage;

                           (2) statements of breach or nonperformance;

                           (3) notices of default;

                           (4) cancellations and rescissions of notices of
                  default and notices of sale;

                           (5) the taking of a deed or transfer or conveyance in
                  lieu of foreclosure; and

                           (6) such other documents and actions as may be
                  necessary under the terms of the Mortgage or state law to expeditiously complete said transactions.

                  d. The closing of the title to property to be acquired as real estate or equipment owned, or the conveyance of title to real estate or equipment owned.

                  e. The completion of loan assumption a or collateral substitution agreements and any documents or instruments related thereto.

                  f. The full or partial satisfaction or release of a Mortgage or full or partial conveyance upon payment and discharge of all sums secured thereby, including, without limitation, cancellation of the related Mortgage Note.

                  g. The assignment of any Mortgage and the related Mortgage
         Note in connection with the repurchase of the Mortgage Loan (as defined in the Indenture) secured and evidenced thereby, including, without limitation, by reason of conversion of an adjustable rate loan from a variable rate to a fixed rate.

                  h. The full assignment of a Mortgage upon payment and discharge of all sums secured thereby in conjunction with the refinancing thereof, including, without limitation, the assignment of the related Mortgage Note.

                  i. Subject to the provisions of the above-referenced Agreement, with respect to a workout of any Mortgage, the preparation, execution and delivery of any modifications, amendments, waivers or consents which may be necessary to expeditiously complete such transaction.

                  j. Any other transaction, and the execution and delivery of any documents and the taking of any actions in connection therewith, permitted to be undertaken by said Attorney-in-Fact under the Servicing Agreement, dated as of August 1, 1998 among said Attorney-in-Fact, the Indenture Trustee, ABN AMRO Bank N.V., as fiscal agent and IMPAC CMB Trust 1998-C1, as evidenced by an Officer's Certificate delivered by said Attorney-in-Fact to any party relying on this Limited Power of Attorney (with a copy of such Officer's Certificate to the undersigned) which Officer's Certificate may be presumptively relied upon by such third party without the need for further inquiry or investigation and without recourse or liability to such third party.

         The undersigned gives said Attorney-in-Fact full power and authority to execute such instruments and to do and perform all and every act and thing necessary and proper to carry into effect the power or powers granted by or under this Limited Power of Attorney as fully as the undersigned might or could do, and hereby does ratify and confirm all that said Attorney-in-Fact shall lawfully do or cause to be done by authority hereof.

         Third parties without actual notice may rely upon the exercise of the power granted under this Limited Power of Attorney, and may be satisfied that this Limited Power of Attorney shall continue in full force and effect and has not been revoked unless an instrument has been made in writing by the undersigned.

         IN WITNESS WHEREOF, LaSalle National Bank, as Indenture Trustee, has caused its corporate seal to be hereto affixed and these presents to be signed and acknowledged in its name and behalf by ____________________, its duly elected and authorized _________________________________________________________
this ___ day of __________, 199_.



                                        ___________________________________


                                        By:________________________________


STATE OF                   )
                           ) ss.
COUNTY OF                  )

         On __________, 199_, before me, the undersigned, a Notary Public in and for said state, personally appeared __________, __________ of __________, as Indenture Trustee, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed that same in his/her authorized capacity, and that by his/her signature on the instrument the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.

(SEAL)

                                        ________________________________
                                        Notary Public, State of

                                   EXHIBIT E-2

                        FORM OF LIMITED POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that Wilmington Trust Company, as owner trustee (the "Owner Trustee") under the owner trust (the "Owner Trust"), dated as of August 1, 1998, among IMH Assets Corp., as depositor, and the Owner Trustee, as owner trustee, a Delaware bank and trust company having its principal place of business at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, does by these presents make, constitute and appoint Midland Loan Services, Inc., a corporation organized and existing under the laws of the State of Delaware, its true and lawful Attorney-in-Fact, with full power and authority to sign, execute, acknowledge, deliver, file for record and record any instrument on its behalf and to perform such other act or acts as may be customarily and reasonably necessary and appropriate to effectuate the following enumerated transactions in respect of any loan agreements with respect to any Mortgage Loan, including without limitation, any of the Mortgages and Mortgage Notes (each as defined in the Indenture, dated as of August 1, 1998 between LaSalle National Bank as indenture trustee (the "Indenture Trustee") and Impac CMB Trust 1998-C1 as issuer (the "Issuer")) in respect of which the undersigned is acting as Owner Trustee (whether the undersigned is named therein as mortgagee, beneficiary, secured party or payee or has become such by virtue of endorsement of the Note secured by any such Mortgage.

         This appointment shall apply to the following enumerated transactions only:

                  a. The modification or re-recording of a Mortgage, where said modification or re-recording is for the purpose of correcting the Mortgage to conform the same to the original intent of the parties thereto or to correct title errors discovered after such title insurance was issued, and said modification or re-recording, in either instance, does not adversely affect the lien of the Mortgage as insured.

                  b. The subordination of the lien of a Mortgage to an easement in favor of a public utility company, or a government agency or unit with powers of eminent domain or any third party; this section shall include, without limitation, the execution of partial satisfactions and releases, partial reconveyances and the execution of requests to trustees to accomplish same.

                  c. With respect to a Mortgage, the foreclosure, the taking of a deed or a transfer or conveyance in lieu of foreclosure, the completion of judicial or nonjudicial foreclosure or termination or the cancellation or rescission of any such foreclosure, including, without limitation, any and all of the following acts:

                           (1) the substitution of trustees serving under a
                  Mortgage, in accordance with state law and the Mortgage;

                           (2) statements of breach or nonperformance;

                           (3) notices of default;

                           (4) cancellations and rescissions of notices of
                  default and notices of sale;

                           (5) the taking of a deed or a transfer or conveyance
                  in lieu of foreclosure; and

                           (6) such other documents and actions as may be
                  necessary under the terms of the Mortgage or state law to expeditiously complete said transactions.

                  d. The closing of the title to property to be acquired as real estate or equipment owned, or the conveyance of title to real estate or equipment owned.

                  e. The completion of loan assumption or collateral substitution agreements and any documents or instruments related thereto.

                  f. The full or partial satisfaction or release of a Mortgage or full or partial conveyance upon payment and discharge of all sums secured thereby, including, without limitation, cancellation of the related Mortgage Note.

                  g. The assignment of any Mortgage and the related Mortgage
         Note in connection with the repurchase of the Mortgage Loan secured and evidenced thereby, including, without limitation, by reason of conversion of an adjustable rate loan from a variable rate to a fixed rate.

                  h. The full assignment of a Mortgage upon payment and discharge of all sums secured thereby in conjunction with the refinancing thereof, including, without limitation, the assignment of the related Mortgage Note.

                  i. Subject to the provisions of the above-referenced Agreement, with respect to a workout of any Mortgage, the preparation, execution and delivery of any modifications, amendments, waivers or consents which may be necessary to expeditiously complete such transaction.

                  j. Any other transaction, and the execution and delivery of any documents and the taking of any actions in connection therewith, permitted to be undertaken by said Attorney-in-Fact under the Servicing Agreement, dated as of August 1, 1998 among said Attorney-in-Fact, the Indenture Trustee, ABN AMRO Bank N.V., as fiscal agent and IMPAC CMB Trust 1998-C1, as evidenced by an Officer's Certificate delivered by said Attorney-in-Fact to any party relying on this Limited Power of Attorney (with a copy of such Officer's Certificate to the undersigned) which Officer's Certificate may be presumptively relied upon by such third party without the need for further inquiry or investigation and without recourse or liability to such third party.

         The undersigned gives said Attorney-in-Fact full power and authority to execute such instruments and to do and perform all and every act and thing necessary and proper to carry into effect the power or powers granted by or under this Limited Power of Attorney as fully as the undersigned might or could do, and hereby does ratify and confirm all that said Attorney-in-Fact shall lawfully do or cause to be done by authority hereof.

         Third parties without actual notice may rely upon the exercise of the power granted under this Limited Power of Attorney, and may be satisfied that this Limited Power of Attorney shall continue in full force and effect and has not been revoked unless an instrument has been made in writing by the undersigned.

         IN WITNESS WHEREOF, Wilmington Trust Company, as Owner Trustee, has caused its corporate seal to be hereto affixed and these presents to be signed and acknowledged in its name and behalf by ____________________, its duly elected and authorized ____________________ this ___ day of __________, 199_.



                                        _________________________________


                                        By:______________________________



STATE OF                   )
                           ) ss.
COUNTY OF                  )

         On __________, 199_, before me, the undersigned, a Notary Public in and for said state, personally appeared __________, __________ of __________, as Owner Trustee, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed that same in his/her authorized capacity, and that by his/her signature on the instrument the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.

(SEAL)


                                        ____________________________________
                                        Notary Public, State of

                                    EXHIBIT F

         ACKNOWLEDGMENT OF RESTRICTIONS ON USE OF ASSET STRATEGY REPORT